UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
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SIGNET JEWELERS LIMITED

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Clarendon House
2 Church Street
Hamilton HM11
Bermuda
May 1, 2018
DEAR FELLOW SHAREHOLDERS

It is my pleasure to invite you to the 2018 Annual Meeting of the Shareholders of Signet Jewelers Limited, which will be held at Hamilton Princess, 76 Pitts Bay Road, Hamilton, HM 08, Bermuda, on Friday, June 15, 2018 at 11:00 a.m. Atlantic Time.

Signet Jewelers is the world’s largest retailer of diamond jewelry with market-leading store banners, including Kay Jewelers, Zales, Jared The Galleria Of Jewelry, Piercing Pagoda, H.Samuel, Ernest Jones, Peoples Jewellers, and JamesAllen.com. We have an incredible foundation as a leading retail brand and the market share leader in North America and the U.K. in a large and growing category. We operate many of the most trusted and recognized banners in jewelry, including those with strong appeal to millennial consumers, and we enjoy a competitive advantage in our real estate footprint. We believe Signet has significant opportunity to gain share in a highly-fragmented market through sharper marketing, product and service innovation, a superior OmniChannel experience, and leveraging our scale as the world’s largest jewelry retailer.

While the Company had a challenging year, it was an important year for us as we embarked on an important journey under the leadership of our new Chief Executive Officer, Virginia “Gina” C. Drosos, who took the helm in August 2017. Gina has a strong track record of transformational leadership, proven success in brand building and category transformation, a dedication to deep Customer insights and innovation, as well as a relentless focus on strategic imperatives to drive near-term improvement and lasting competitive advantage. Our management team’s priority, with full support of our Board, is to position the Company for sustainable profitable growth.

Gina has already put in place a number of important strategic changes to achieve our operational goals and drive our future success. Under her leadership, we have crystalized our vision and strategy: an acute focus on Customer First, delivering a unique and seamless OmniChannel experience, and building a Culture of Agility and Efficiency. To accelerate our progress against these goals, we recently announced Signet’s “Path to Brilliance” transformation plan. This plan will be defined by our Company’s ability to align its strong brand equity and brick and mortar foundation with its evolving digital and OmniChannel capabilities. We must position ourselves to serve our Customers more efficiently and effectively, and introduce innovative shopping experiences that genuinely excite them.

Our Path to Brilliance transformation efforts focus on the following initiatives:

•	Reducing non-Customer facing costs across sourcing, distribution and warehousing, and corporate and support functions to drive cost savings and operational efficiencies;

•	Optimizing our real estate footprint through innovative store concepts, opportunistic store relocations and store closures to reduce the Company’s mall-based exposure and exiting regional brands;

•
Continuing to enhance Signet's OmniChannel focus, leveraging the added capabilities from our recent acquisition of R2Net to accelerate digital innovation and eCommerce growth - especially mobile - as well as realignment of our investments to drive higher returns from digital and social media efforts;

•
Strengthening our brand banners to effectively target different Customer segments by reducing overlap, improving banner differentiation, introducing more precision marketing, and increasing relevance through improved fashion assortment to better attract women self-purchasers along with our bridal offerings;

•
Leading innovation and Customer value, facilitated by our newly-launched “Innovation Engine” team, focused on data analytics and consumer insights to improve our product assortment, time to market, marketing and promotional effectiveness, and disruptive innovation; and

•	Strengthening our Team Member engagement and culture through enhanced leadership, organizational realignment, and training and development opportunities.

Signet’s Path to Brilliance transformation is a three-year journey, which we believe will lead to sustainable market leading growth. Fiscal 2019 is focused on laying a strong foundation of change to drive gradual and continuous improvement over the coming years. The Signet Board is confident that this is the right path forward and is committed to ensuring the success of this transformation plan.

To help guide our Path to Brilliance, we were pleased to further deepen our bench with the recent additions of two highly experienced Directors to our Board—Sharon McCollam and Nancy Reardon. Sharon and Nancy both have held prominent leadership positions that are highly relevant to our business. Sharon joins Signet after a tremendous run as the Chief Financial Officer and Chief Administrative Officer at Best Buy Company, where she distinguished herself as a vital contributor to the Company’s turnaround effort. Similarly, Nancy brings a wealth of knowledge from more than three decades in human resources, leading successful cultural development and transformation, most recently as the Chief Human Resources and Communications Officer at Campbell Soup Company. We are very excited about the fresh perspectives these two additions will have on our Board and our Company’s ongoing focus on fundamental transformation.

As I close this letter, we request that you carefully consider the information in this proxy statement related to the following proposals:

•	the election of directors;

•	the appointment of the Company’s independent registered auditor;

•	the approval of the compensation of the named executive officers; and

•	the Signet Jewelers Limited 2018 Omnibus Incentive Plan, the Signet Jewelers Limited Sharesave Scheme, and the Signet Jewelers Limited Employee Share Plan for U.S. Employees.

We appreciate your support for these proposals and our efforts in the upcoming year.

Your Board of Directors is firmly committed to positioning our business for long-term success as we help our customers Celebrate Life and Express Love®, and to serving the best interests of our shareholders. We value your continued engagement and support of our Company and welcome your feedback by any of the methods for contacting us detailed in the Proxy Statement. I invite you to review this Proxy Statement to learn more about your Board, Signet’s strong corporate governance practices and the proposals on this year’s proxy ballot.

Sincerely,
H. Todd Stitzer
Chairman

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date:	Friday, June 15, 2018
Time:	11:00 a.m. Atlantic Time
Place:	Hamilton Princess, 76 Pitts Bay Road, Hamilton, HM 08, Bermuda
Notice is hereby given that the 2018 Annual Meeting of Shareholders (“Meeting”) of Signet Jewelers Limited (the “Company”) will be held at Hamilton Princess, 76 Pitts Bay Road, Hamilton, HM 08, Bermuda, on Friday, June 15, 2018 at 11:00 a.m. Atlantic Time, to consider the following items of business:

1.
Election of eleven directors to the Company’s Board of Directors to serve until the next Annual Meeting of Shareholders of the Company or until their respective successors are elected in accordance with the Bye-laws of the Company.

2.
Appointment of KPMG LLP as independent auditor of the Company, to hold office from the conclusion of this Meeting until the conclusion of the next Annual Meeting of Shareholders and to authorize the Audit Committee to determine its compensation.

3.	Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (the “Say-on-Pay” vote).

4.	Approval of the Signet Jewelers Limited 2018 Omnibus Incentive Plan, including the authorization of the issuance of additional shares thereunder.

5.	Approval of the Signet Jewelers Limited Sharesave Scheme, including the authorization of the issuance of additional shares thereunder.

6.	Approval of the Signet Jewelers Limited Employee Share Purchase Plan for U.S. Employees, including the authorization of the issuance of additional shares thereunder.
In addition, we will consider the transaction of any other business properly brought at the Meeting or any adjournment or postponement thereof.
Each of the proposals to be presented at the Meeting will be voted upon by a poll.
The Company’s Annual Report on Form 10-K for the fiscal year ended February 3, 2018 (“Fiscal 2018”) as approved by the Board of Directors (the “Board”) will be presented at the Meeting.
The Board has fixed the close of business on Monday, April 16, 2018, as the record date for the Meeting. All Shareholders of record at the close of business on that date are entitled to notice of, and to be present and vote at, the Meeting and at any adjournment and continuation thereof.
Attendance at the Meeting will be limited to Shareholders of record, beneficial owners with evidence of ownership, corporate representatives of Shareholders, proxies, and guests invited by management. Any person claiming to be an authorized corporate representative of a Shareholder must, upon request, produce written evidence of such authorization.
The Meeting will be conducted pursuant to the Company’s Bye-laws and rules of order prescribed by the Chairman of the Meeting.
By Order of the Board
Mark Jenkins
Chief Governance Officer & Corporate Secretary
May 1, 2018
Important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on June 15, 2018. The Notice of Internet Availability of Proxy Materials, Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and the Annual Report to Shareholders are available at www.signetjewelers.com/shareholders.
 WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE REGISTER YOUR VOTE BY APPOINTING A PROXY ELECTRONICALLY BY INTERNET OR, FOR U.S. SHAREHOLDERS, BY TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD, OR ALTERNATIVELY MARK, SIGN AND DATE THE PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS THEREON AND MAIL IT PROMPTLY TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED. YOU MAY VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING OF SHAREHOLDERS. YOUR PROXY IS REVOCABLE AT ANY TIME BY SENDING WRITTEN NOTICE OF REVOCATION OR BY SUBMISSION OF A PROPERLY EXECUTED PROXY BEARING A LATER DATE TO THE TRANSFER AGENT BY THE DEADLINE OF 12:01AM ATLANTIC TIME (4:01AM BRITISH SUMMER TIME) ON JUNE 15, 2018 (11:01PM EASTERN DAYLIGHT TIME ON JUNE 14, 2018) OR BY VOTING IN PERSON AT THE MEETING.

 Table of Contents

PROXY STATEMENT SUMMARY	6
OWNERSHIP OF THE COMPANY	8
Shareholders Who Beneficially Own At Least Five Percent of the Common Shares	8
Ownership by Directors, Director Nominees and Executive Officers	9
Section 16(a) Beneficial Ownership Reporting Compliance	9
PROPOSALS FOR THE ANNUAL MEETING OF SHAREHOLDERS	10
Proposal 1: Election of Eleven Directors	10
Proposal 2: Appointment of Independent Auditor	14
Proposal 3: Approval, on a Non-Binding Advisory Basis, of the Compensation of Named Executive Officers as Disclosed in the Proxy Statement	15
Proposal 4: Approval of the Signet Jewelers Limited 2018 Omnibus Incentive Plan, including the authorization of the issuance of additional shares thereunder	16
Proposal 5: Approval of the Signet Jewelers Limited Sharesave Scheme, including the authorization of the issuance of additional shares thereunder	22
Proposal 6: Approval of the Signet Jewelers Limited Employee Share Purchase Plan for U.S. Employees, including the authorization of the issuance of additional shares thereunder	25
EQUITY COMPENSATION PLAN INFORMATION	29
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	30
Role of the Board	30
Transactions with Related Persons	31
Risk Oversight	32
Corporate Governance Guidelines	33
Board Committees	33
Report of the Audit Committee	36
Executive Officers of the Company	37
EXECUTIVE COMPENSATION	38
Compensation Discussion and Analysis	38
Clawback Policy	47
Share Ownership Policy	48
Anti Hedging and Pledging Policies	48
Report of the Compensation Committee	49
Summary Compensation Table	50
CEO Pay Ratio	52
Grants of Plan-Based Awards	53
Outstanding Equity Awards	54
Option Exercises and Shares Vested	55
Non Qualified Deferred Compensation	56
NEO Agreements	57
Termination Payments	61

DIRECTOR COMPENSATION	64
SHAREHOLDER Q&A	65
APPENDIX A - SIGNET JEWELERS LIMITED 2018 OMNIBUS INCENTIVE PLAN	70
APPENDIX B - SIGNET JEWELERS LIMITED SHARESAVE SCHEME	84
APPENDIX C - SIGNET JEWELERS LIMITED EMPLOYEE SHARE PURCHASE PLAN FOR U.S. EMPLOYEES	106

Proxy Statement Summary

Highlights of certain information in this Proxy Statement are provided below. As it is only a summary, please refer to the complete Proxy Statement and 2018 Annual Report to Shareholders before you vote.
2018 ANNUAL MEETING OF SHAREHOLDERS

Date and Time:
June 15, 2018, 11:00 a.m. Atlantic Time
Date proxy materials are first made available to Shareholders:
May 1, 2018
Place:
Hamilton Princess, 76 Pitts Bay Road, Hamilton, HM 08, Bermuda

Record Date:
April 16, 2018
Electronic voting:
Place your vote by visiting www.signetjewelers.com/shareholders

CORPORATE GOVERNANCE

Corporate governance policies reflect best practice

•	All Directors are elected annually.

•	The Chairman of the Board is an independent Director.

•	All Directors are independent with the exception of the Chief Executive Officer (“CEO”).

•	Independent Chairman of the Board approves Board meeting agendas and effective Board operation.

•	The Company has a separate Chairman and CEO.

•	The Company has majority voting for Director elections.

•	The Board has been significantly refreshed with recent additions of two highly experienced Directors.

•	Board Diversity Policy has been adopted.

•	Over 50% of the Board is comprised of women.

•	Executive sessions of independent Directors are held at each regularly scheduled Board meeting.

•	Company policy prohibits pledging and hedging of Company shares by Directors and employees (Team Members).

•	Executive officer and Director Share Ownership Policies have been adopted.

•	The Board regularly participates in CEO succession planning.

•	Annual Board, Committee and Director evaluations are conducted, including an external Board evaluation in Fiscal 2018.

•	Director Tenure Policy is in place.

•	Director skills matrix is reviewed and approved by the Board each year.

•	Each Director who was in office at the time attended at least 75% of Board and committee meetings during Fiscal 2018.

•	Each Director who was in office at the time attended the 2017 Annual Meeting of Shareholders.

•	The Board oversees corporate social responsibility.

•	The Board oversees risk management.

VOTING MATTERS AND BOARD RECOMMENDATIONS

Proposal		Board’s Recommendation	Page
1.	Election of Eleven Director Nominees	FOR all Director Nominees	10
2.	Appointment of KPMG LLP as Independent Auditor to the Company until the conclusion of the next Annual Meeting of Shareholders	FOR	14
3.	Approval, on a Non-Binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers (the Say-on-Pay vote)	FOR	15
4.	Approval of the Signet Jewelers Limited 2018 Omnibus Incentive Plan, including the authorization of the issuance of additional shares thereunder	FOR	16
5.	Approval of the Signet Jewelers Limited Sharesave Scheme, including the authorization of the issuance of additional shares thereunder	FOR	22
6.	Approval of the Signet Jewelers Limited Employee Share Purchase Plan for U.S. Employees, including the authorization of the issuance of additional shares thereunder	FOR	25

EXECUTIVE COMPENSATION PROGRAMS ALIGNED WITH PERFORMANCE
Executive compensation programs are designed to attract, motivate and retain talent and align the interests of executives with Shareholders by paying for performance
Signet’s compensation philosophy is to provide market-competitive programs, with pay directly linked to the achievement of short- and long-term business results that deliver against the Company’s strategy.
The Compensation Committee reviews program components, targets and payouts on an annual basis to assess the strength of pay-for-performance alignment. Performance is evaluated against short-term goals that support the Company’s long-term business strategy and long-term goals that measure the creation of long-term Shareholder value.
Executive compensation programs incorporate strong governance features

•	Compensation Committee assesses the pay and performance alignment of incentive plans.

•	Substantial majority of long-term and short-term awards are performance-based.

•	Cash payments and equity awards following change of control require a qualified termination to vest or be paid, unless awards are not assumed or replaced.

•	Clawback Policy is in place.

•	Share ownership guidelines are in place for named executive officers (“NEOs”) and independent Directors.

•	Compensation Committee engages an independent compensation consultant.

•	Only limited perquisites are offered to executives.

•	No excise tax or income tax gross-ups are provided.

The Company did not meet the performance goals it set for Fiscal 2018, so no payments were made under the Company’s annual incentive plan. In addition, performance-based restricted share units granted in Fiscal 2016 did not vest because the applicable performance criteria were not satisfied.

The Company received strong Shareholder support for the executive compensation program in place during the fiscal year ended January 28, 2017 (“Fiscal 2017”) with 98.1% of votes cast approving the advisory Say-on-Pay resolution in June 2017. As in prior years, the Committee considered this input from Shareholders as well as input from other stakeholders as part of its annual review of the executive compensation program. Following this review and based on the Committee’s assessment of the program, the Compensation Committee continued to apply the same principles in determining the amounts and types of executive compensation for Fiscal 2018.
Please see the Compensation Discussion and Analysis (“CDA”) section of this Proxy Statement for a detailed description of executive compensation.

Ownership of the Company

SHAREHOLDERS WHO BENEFICIALLY OWN AT LEAST FIVE PERCENT OF THE COMMON SHARES
The table below shows all persons who were known to the Company to be beneficial owners (determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of more than five percent of the Common Shares as of April 16, 2018. The table is based upon reports filed with the United States Securities and Exchange Commission (the “SEC”). Copies of these reports are publicly available from the SEC on its website, www.sec.gov.

Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class
Leonard Green 11111 Santa Monica Boulevard, Suite 2000 Los Angeles, CA 90025, USA	6,838,063(1)	11.3%
Capital Research Global Investors 333 South Hope Street, 55th Floor Los Angeles, CA 90071	6,178,233(2)	10.2%
The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, PA 19355, USA	5,972,224(3)	9.86%
BlackRock Inc. 55 East 52nd Street New York, NY 10055, USA	3,501,899(4)	5.8%
None of the Company’s Common Shares entitle the holder to any preferential voting rights.

(1)
Based upon a Schedule 13D filed on October 13, 2016, Green Equity Investors VI,L.P., Green Equity Investors Side VI, L.P., LGP Associates VI-A LLC, LGP Associates VI-B LLC, GEI Capital VI, LLC, Green VI Holdings, LLC, Leonard Green & Partners, L.P., LGP Management Inc., Peridot Coinvest Manager LLC, and Jonathan D. Sokoloff (collectively, “Leonard Green”) jointly reported shared voting and shared dispositive power of 6,658,059 Common Shares. The Schedule 13D reports 625,000 Series A Convertible Preference Shares, par value $0.01 per share, which as of the date of the Schedule 13D were convertible into 6,658,059 Common Shares of the Company. Since the filing of the 13D, the conversion rate has changed and the 625,000 Series A Convertible Preference Shares are now convertible into 6,838,063 shares.

(2)
Based upon a Schedule 13G/A filed on February 14, 2018, Capital Research Global Investors reported beneficial ownership of 6,178,233 shares as follows: sole voting power over 6,178,233 shares and sole dispositive power over 6,178,233 shares.

(3)
Based upon a Schedule 13G/A filed on February 8, 2018, The Vanguard Group, Inc. (“Vanguard”) reported beneficial ownership of 5,972,224 shares as follows: sole voting power over 71,825 shares, shared voting power over 13,240 shares, sole dispositive power over 5,892,601 shares and shared dispositive power over 79,623 shares. Vanguard reported that Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, is the beneficial owner of 65,856 shares as a result of its serving as investment manager of collective trust accounts, and that Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, is the beneficial owner of 19,209 shares as a result of its serving as investment manager of Australian investment offerings.

(4)
Based upon a Schedule 13G/A filed on January 30, 2018, BlackRock Inc. reported beneficial ownership of 3,501,899 shares as follows: sole voting power over 3,107,116 shares and sole dispositive power over 3,501,899 shares.

Ownership of the Company (continued)

OWNERSHIP BY DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS
The table below shows the number of Common Shares of the Company beneficially owned (determined in accordance with Rule 13d-3 of the Exchange Act) as of April 16, 2018 by each current Director, each executive officer named in the Summary Compensation Table, and all of the Company’s executive officers and Directors as a group.

Name	Common Shares(1)	Shares that may be acquired upon exercise of options within 60 days(2)	Total(3)
H. Todd Stitzer(4)	21,985	—	21,985
Virginia C. Drosos(4)(5)	120,832	—	120,832
R. Mark Graf(4)	2,258	—	2,258
Helen McCluskey(4)	8,455	—	8,455
Sharon L. McCollam(4)	—	—	—
Marianne Miller Parrs(4)	21,785	—	21,785
Thomas Plaskett(4)	18,665	—	18,665
Nancy A. Reardon(4)	—	—	—
Jonathan Sokoloff(4)(6)	3,548	—	3,548
Brian Tilzer(4)	3,105	—	3,105
Eugenia Ulasewicz(4)	7,599	—	7,599
Russell Walls(4)	5,438	—	5,438
Oded Edelman(7)	130,319	—	130,319
Sebastian Hobbs(7)	11,968	—	11,968
George Murray(7)	16,572	—	16,572
Michele Santana(7)	19,853	—	19,853
Mark Light(8)	79,445	—	79,445
All Executive Officers and Directors as a group (22 persons)	513,021	—	513,021

(1)	No shares are pledged as security. All shares are owned directly with the exception of Oded Edelman who holds 90,398 shares indirectly through Oeysan LTD, a wholly-owned company.

(2)	Shares issuable upon the exercise of vested stock options and/or settlement of restricted stock units.

(3)	All holdings represent less than 1% of the Common Shares issued and outstanding. No Series A Convertible Preference Shares are held.

(4)	Director

(5)	CEO

(6)
Green Equity Investors VI, L.P. (“GEI VI”), Green Equity Investors Side VI, L.P. (“GEI Side VI”), LGP Associates VI-A LLC (“Associates VI-A”) and LGP Associates VI-B LLC (“Associates VI-B”) are the direct owners of 625,000 Series A Convertible Preference Shares that are convertible into 6,838,063 Common Shares. Mr. Sokoloff directly (whether through ownership or position) or indirectly through one or more intermediaries, may be deemed to be the indirect beneficial owner of the shares owned by GEI VI, GEI Side VI, Associates VI-A and Associates VI-B. Mr. Sokoloff disclaims beneficial ownership of the shares except to the extent of his pecuniary interest therein.

(7)	Executive officer

(8)	Former Director and executive officer.

See CDA and Director Compensation below for a discussion of the Company’s Share Ownership Policies applicable to executive officers and Directors, respectively.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company’s Directors, executive officers and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file with the SEC reports of ownership and changes in ownership. Executive officers, Directors and such security holders are required by SEC regulation to furnish the Company with copies of all such forms which they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and information provided by the reporting persons, all of its Directors and executive officers filed the required reports on a timely basis during Fiscal 2018.

Proposals for the Annual Meeting of Shareholders

Proposal 1: Election of Eleven Directors (Item 1 on the Proxy Card)
Shareholders will be asked to consider eleven nominees for election to the Board to serve until the next Annual Meeting of Shareholders or until their successors are duly elected. Each current Director standing for election has the endorsement of the Board and the Nomination and Corporate Governance Committee. The Board nominees bring a variety of backgrounds, skills and experiences that contribute to a well-rounded Board to effectively guide the Company’s Path to Brilliance transformation strategy and oversee operations in a rapidly changing retail environment. In addition, the Board has been significantly refreshed with recent additions of two highly experienced Directors: Sharon L. McCollam and Nancy A. Reardon.
Mr. Walls has not been nominated for re-election as a Director at this Annual Meeting consistent with the Director Tenure Policy that Directors are expected to retire from the Board at the annual meeting following the earlier of his or her fifteenth anniversary of service on the Board or 75th birthday. The Board had recently reduced the size of the Board from thirteen to twelve following the passing of Mr. Stack, and following Mr. Walls' retirement at this Annual Meeting, the Board size will be reduced to eleven.
NOMINEES FOR DIRECTORS
Below is biographical information of each nominee for Director of the Company. An asterisk indicates an independent Director who satisfies the definitions of independence and has been affirmatively determined by the Board as being independent in accordance with the New York Stock Exchange (“NYSE”) Listing Standards.

H. TODD STITZER*	Private Directorships:	Former Directorships:
Age: 66 Director Since: January 2012	• Massachusetts Mutual Life Insurance Company	• Diageo plc (June 2013)

H. Todd Stitzer has been Chairman of Signet since June 2012. Mr. Stitzer is the Lead Director of privately held Massachusetts Mutual Life Insurance Company and a member of the advisory board of Hamlin Capital Management, a privately held investment advisory firm. Prior to this, Mr. Stitzer was, until its acquisition by Kraft, Inc. in 2010, the Chief Executive Officer of Cadbury plc (previously Cadbury Schweppes plc). Having joined that company in 1983 as Assistant General Counsel for North America, he later moved into strategic planning, marketing and sales roles. Mr. Stitzer became CEO of Cadbury plc’s wholly-owned subsidiary, Dr Pepper/7 Up Inc., in 1997 and then of Cadbury plc in 2003. Mr. Stitzer practiced as an attorney with Lord, Day & Lord, was a director of publicly held Diageo plc between 2004 and June 2013, and was a member of the advisory committee to the board of Virgin Group Holdings Ltd between 2010 and 2014. It was on the basis of his proven leadership skills and ability to Chair the Board that the Board concluded that Mr. Stitzer should continue to serve on the Board.

VIRGINIA C. DROSOS	Public Directorships:	Former Directorships:
Age: 55 Director Since: July 2012	• American Financial Group, Inc.	• Assurex Health

Virginia “Gina” C. Drosos was appointed Chief Executive Officer of the Company on August 1, 2017. Ms. Drosos was most recently President and CEO and a director of Assurex Health since August 2013, and she is currently a Director of American Financial Group Inc. Prior to this, Ms. Drosos was Group President of the Procter & Gamble Company until September 2012. During her 25-year career at Procter & Gamble, Ms. Drosos held positions of increasing responsibility. In her role as Group President, Ms. Drosos had responsibility for a $6 billion business unit’s operations, profit and loss, strategy, innovation and long-term business development. With her broad background in strategic, business and financial planning and operations, Ms. Drosos brings valuable skills and insights to the Company. She has proven leadership skills and expertise in strategy, branding, marketing, global operations and business expansions into new geographies. The Board has concluded that Ms. Drosos should continue to serve on the Board for these reasons.

R. MARK GRAF*	Former Directorships:
Age: 53 Director Since: July 2017	• BNC Bancorp (2010-2011)
R. Mark Graf has been Chief Financial Officer of Discover Financial Services since 2011. Previously, he served as an Investment Advisor at Aquiline Capital Partners from 2008 to 2010 and a Partner at Barrett Ellman Stoddard Capital Partners from 2006 to 2008. Mr. Graf also served in various roles at Fifth Third Bancorp from 2001 to 2006 and AmSouth Bancorporation from 1994 to 2001. Mr. Graf previously served as a director of the BNC Bancorp board of directors from 2010 to 2011. Mr. Graf was asked to join the Board so that it might benefit from his financial management skills. The Board has concluded that Mr. Graf should continue to serve on the Board for these reasons.

HELEN MCCLUSKEY*	Public Directorships:	Former Directorships:
Age: 63 Director Since: August 2013	• Dean Foods Company • Avon Products, Inc.	• PVH Corporation (June 2014) • The Warnaco Group, Inc. (February 2013)

Helen McCluskey was appointed as a Director of Dean Foods Company in November 2015 and Avon Products Inc. in July 2014. Prior to this, she was President and CEO of The Warnaco Group, Inc. until its 2013 acquisition by PVH Corporation. Ms. McCluskey joined Warnaco as Group President, Intimate Apparel in 2004, and her responsibilities continued to increase, becoming Chief Operating Officer in 2010, and President and Chief Executive Officer in 2012. Prior to joining Warnaco, Ms. McCluskey held various positions of increasing responsibility with Firestone Tire & Rubber Company (1977-1983), Playtex Apparel, Inc (1983-2001) (which was acquired by Sara Lee Corporation in 1991) and Liz Claiborne Inc. (now Fifth & Pacific Companies Inc.) (2001-2004). Ms. McCluskey served as an Independent Director of PVH Corporation until June 2014, which position she assumed following the merger with Warnaco in February 2013. With Ms. McCluskey’s broad background in strategy, business planning and operations, she brings valuable skills and insight to the Company. The Board has concluded that Ms. McCluskey should continue to serve on the Board for these reasons.

SHARON L. MCCOLLAM*	Public Directorships:	Private Directorships:
Age: 55 Director Since: March 2018	• Stitch Fix, Inc.	• PetSmart (Argos Holdings) • Hallmark Cards, Inc. • Art.com

Sharon L. McCollam served as the Chief Financial Officer and Chief Administrative Officer of Best Buy Co., Inc. from December 2012 until her retirement in June 2016. She continued to serve as an advisor to Best Buy until January 2017. Prior to Best Buy, Ms. McCollam served as Chief Financial Officer and Executive Vice President of Williams-Sonoma Inc. Ms. McCollam also served as Chief Financial Officer of Dole Fresh Vegetables, Inc. from 1996 to 2000. She is a member of the Board of Directors for Stitch Fix, Inc., a public company. Ms. McCollam is also a St. Jude Children’s Research Hospital/ALSAC Board member. Ms. McCollam has significant experience with major public companies in C-suite positions and has been recognized as the co-pilot of a foremost omni-channel turnaround in the retail sector. The Board has concluded that Ms. McCollam should continue to serve on the Board for these reasons.

MARIANNE MILLER PARRS*	Public Directorships:
Age: 74 Director Since: October 2008	• Stanley Black & Decker, Inc. • CIT Group Inc.
Marianne Miller Parrs is a Director of Stanley Black & Decker, Inc. (previously The Stanley Works Inc.) and CIT Group Inc. She retired in 2007 as Executive Vice President and Chief Financial Officer of International Paper Company, having joined in 1974 as a Pension Trust Investment Manager and holding a number of positions before first being appointed Senior Vice President and Chief Financial Officer in 1995. She held this position until 1999 when she was appointed Executive Vice President with responsibility for Information Technology, Global Sourcing, Global Supply Chain and Investor Relations. She held this role for six years and she was also reappointed Chief Financial Officer in 2005. Previously Ms. Parrs was a Security Analyst at a number of firms including Merrill Lynch. The Board considered it necessary to recruit to the Board a Director with substantial US financial reporting experience. The Board has concluded that Ms. Parrs should continue to serve on the Board for these reasons.

THOMAS PLASKETT*	Private Directorships:	Former Directorships:
Age: 74 Director Since: October 2008	• ESL Technologies, Inc. • ThermoTek, Inc.	• Alcon Laboratories, Inc. (May 2011) • RadioShack Corporation (November 2013)
Thomas Plaskett has been Chairman of Fox Run Capital Associates, a private consulting firm focusing on financial advisory and corporate governance services for emerging companies, since 1991. From 1999 until 2000 he served as the Chairman, President and Chief Executive Officer of Probex Corp., an energy technology company. He also served as Vice Chairman of Legend Airlines from 1997 until 2001. Mr. Plaskett served as Interim President, Chief Executive Officer, and Acting Chief Financial Officer of Greyhound Lines for two years before becoming Chairman from 1995 until 1999, when the company was sold. Previously, he was Chairman, President and Chief Executive Officer of Pan Am Corporation from 1988 until 1991. Prior to that, Mr. Plaskett was President and Chief Executive Officer of Continental Airlines from 1986 to 1987. Mr. Plaskett also held several senior management positions at American Airlines Group, Inc. and AMR Company between 1974 and 1986. Mr. Plaskett served as a Director of Alcon Laboratories Inc. and RadioShack Corporation until May 2011 and November 2013, respectively. Mr. Plaskett joined the Board as his considerable general management skills were considered to be an enhancement to the overall efficiency and effectiveness of the Board. The Board has concluded that Mr. Plaskett should continue to serve on the Board for these reasons.

NANCY A. REARDON*	Public Directorships:	Private Directorships:
Age: 65 Director Since: March 2018	• Big Lots, Inc.	• Kids II, Inc.
Nancy A. Reardon served as Chief Human Resources and Communications Officer of Campbell Soup Company from 2004 until her retirement in April 2012. Previously, she was Executive Vice President, Human Resources of Comcast Corporation from 2002 to 2004. Prior human resources leadership positions include Borden Capital Management Partners, Duracell, Inc., American Express Company, Avon Products, Inc., and General Electric. Ms. Reardon is a Board member of Big Lots, Inc., a public company. She is widely viewed as a leading human resources and communications executive, has significant public company experience, and has played key roles shaping strategic and operating plans, as well as helping transform corporate culture. The Board has concluded that Ms. Reardon should continue to serve on the Board for these reasons.

JONATHAN SOKOLOFF*	Public Directorships:	Former Directorships:
Age: 60 Director Since: October 2016	• Container Store Group, Inc. • Shake Shack Inc. • Whole Foods Market, Inc.	• Rite Aid Corporation (May 2011)

Jonathan Sokoloff was appointed to the Board on October 5, 2016. Mr. Sokoloff currently serves as a Managing Partner with Leonard Green & Partners, L.P. ("Leonard Green"), one of Signet's significant shareholders, which he joined in 1990. Before joining Leonard Green, he was a Managing Director in Investment Banking at Drexel Burnham Lambert. Mr. Sokoloff currently serves on the boards of the following public companies: Container Store Group, Inc., Shake Shack Inc., and Whole Foods Market, Inc. Previously, Mr. Sokoloff served on the board of Rite Aid Corporation until May 2011. Mr. Sokoloff brings particular knowledge and experience in finance, and broad-based experience in the leadership of retail businesses and the board practices of other major corporations to the Board. The Board has concluded that Mr. Sokoloff should continue to serve on the Board for these reasons.

BRIAN TILZER*
Age: 47 Director Since: February 2017

Brian Tilzer currently serves as Chief Digital Officer at CVS Health Corporation and has more than 20 years of experience in strategic business development, operations and information technology, with a deep concentration in corporate and e-commerce strategy. Prior to joining CVS Health, Mr. Tilzer was the Senior Vice President of Global e-Commerce with Staples, where he developed and led several multi-channel digital innovation strategies. Mr. Tilzer holds a BA from Tufts University, an MBA from The Wharton School, and is a member of the Mass Technology Leadership Council, a leading technology association and the premier network for technology executives, entrepreneurs, investors and policy leaders. Mr. Tilzer has expertise in information technology, omni-channel, e-commerce, and strategic planning and analysis. The Board has concluded that Mr. Tilzer should continue to serve on the Board for these reasons.

EUGENIA ULASEWICZ*	Public Directorships:
Age: 64 Director Since: September 2013	• Bunzl plc • Hudson Ltd. • Vince Holding Corp.

Eugenia Ulasewicz is a Director of Bunzl plc, Hudson Ltd. and Vince Holding Corp. She was President of Burberry Group plc’s American division, responsible for the US, Canada, Latin America, Central and South America until her retirement in March 2013. Ms. Ulasewicz joined Burberry in 1998 and became a member of its executive committee in 2006. Ms. Ulasewicz has held positions of increasing responsibility with Bloomingdales, a division of Macy’s, Inc. (formerly Federated Department Stores, Inc.) (1975-1991), Galeries Lafayette (1991-1993) and Saks, Inc. (1993-1998). She has expertise in retail, branding, marketing, omni-channel, global operations and general management that provides valuable skills and insights to the Company. The Board has concluded that Ms. Ulasewicz should continue to serve on the Board for these reasons.

SUMMARY OF DIRECTOR QUALIFICATIONS AND EXPERIENCE
The following table provides a summary of each Director nominee’s specific skills, knowledge and experience. Individuals may possess other valuable skills, knowledge and experience even though they are not indicated below:

	H. Todd Stitzer	Virginia C. Drosos	R. Mark Graf	Helen McCluskey	Sharon L. McCollam	Marianne Parrs	Thomas Plaskett	Nancy A. Reardon	Jonathan Sokoloff	Brian Tilzer	Eugenia Ulasewicz
Leadership	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Financial & Accounting Literacy	✓	✓	✓	✓	✓	✓	✓		✓	✓
Capital Allocation	✓	✓	✓	✓	✓	✓	✓		✓		✓
Strategic Planning & Analysis	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Business Development, Mergers & Acquisitions	✓	✓	✓	✓				✓	✓	✓
Operations, Procurement & Supply Chain Management	✓	✓		✓	✓		✓
Human Resources & Talent Development	✓	✓	✓		✓			✓		✓
Brand Management, Marketing, Merchandising & Product Development	✓	✓		✓						✓	✓
Retail Industry				✓	✓			✓	✓	✓	✓
International Business	✓	✓	✓	✓	✓	✓	✓	✓			✓
Information Technology Security					✓					✓
Digital, Multi-Channel & Social Media		✓			✓					✓
Technology & Innovation		✓			✓					✓
Risk Oversight & Management				✓	✓	✓	✓
Ethics, Corporate Social Responsibility, Environment & Sustainability	✓			✓	✓			✓		✓
Law & Governance	✓								✓
Governmental & Geopolitical Public Affairs	✓
Communication	✓	✓	✓		✓			✓
Real Estate			✓		✓				✓		✓
The Board and Nomination and Corporate Governance Committee believe that all Director nominees are highly qualified and should be re-elected at the 2018 Annual Meeting of Shareholders. As the table and Directors’ biographies above show, the Directors have significant experience and expertise that qualify them to serve on the Board and collectively contribute to the effectiveness of the Board.

The Company’s Corporate Governance guidelines and NYSE listing standards require that independent Directors constitute a majority of the Board. In addition, Signet’s Director Tenure Policy requires each independent Director to retire following the earlier of his or her (i) 15th anniversary of service or (ii) 75th birthday. The following summarizes the independence, gender diversity and tenure of Director nominees:
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES NAMED ABOVE.

Proposal 2: Appointment of Independent Auditor (Item 2 on the Proxy Card)
Proposal 2 is to appoint KPMG LLP (“KPMG”) as independent auditor to the Company until the end of the next Annual Meeting of Shareholders and to authorize the Audit Committee of the Board to determine its compensation.
The Audit Committee is responsible for the recommendation, compensation, retention and oversight of the independent auditor. This Committee has recommended KPMG, the U.S. member firm of KPMG International, as the independent registered public accounting firm to audit the Company’s financial statements and effectiveness of internal control over financial reporting of the Company until the end of the Company’s Annual Meeting of Shareholders in 2019. While Shareholders are required to appoint the independent auditor pursuant to Bermuda law, the Audit Committee is responsible for recommending which independent auditor should be appointed.
A representative of KPMG will attend the Annual Meeting of Shareholders to respond to appropriate questions raised by Shareholders and will be afforded the opportunity to make a statement at the Meeting, if he or she desires to do so.

FEES AND SERVICES OF KPMG
The Audit Committee has adopted a policy requiring advance approval of the Company’s independent registered public accounting firm’s fees and services by the Audit Committee. In Fiscal 2018, all KPMG services and fees were reviewed and pre-approved by the Audit Committee (or Chair of the Audit Committee for non-audit work up to $250,000). This policy also prohibits the Company’s independent registered public accounting firm from performing certain non-audit services for the Company including: (i) bookkeeping, (ii) systems design and implementation, (iii) appraisals or valuations, (iv) actuarial services, (v) internal audit, (vi) management or human resources services, (vii) investment advice or investment banking, (viii) legal services and (ix) expert services unrelated to the audit. All fees paid by the Company to KPMG for Fiscal 2018 and Fiscal 2017 as shown in the table below were approved by the Audit Committee pursuant to this policy.
The following table presents fees for professional audit services provided by KPMG for Fiscal 2018 and Fiscal 2017 for their respective audits of the Company’s consolidated financial statements and the effectiveness of internal control over financial reporting for Fiscal 2018 and Fiscal 2017, and for their respective reviews of the Company’s unaudited condensed consolidated interim financial statements. This table also reflects fees for other services rendered by KPMG during Fiscal 2018 and Fiscal 2017.

	Fiscal 2018 (millions)	Fiscal 2017 (millions)
Audit Fees	$5.5	$4.4
Audit-Related Fees(1)	$0.5	$0.1
Tax Fees(2)	$0.4	$0.5
All Other Fees	$0.1	$—
Total Fees	$6.5	$5.0

(1)	Audit-related fees consisted principally of assurance-related services that are reasonably related to the performance of the audit or review of financial statements.

(2)	Tax fees consisted principally of professional services rendered for tax compliance and advisory services.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

Proposal 3: Approval, on a Non-Binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers as Disclosed in the Proxy Statement (Item 3 on the Proxy Card)
Shareholders are being asked to vote, on a non-binding advisory basis, on the compensation of the Company’s NEOs, as disclosed pursuant to the compensation disclosure rules of the SEC, including the CDA, the Fiscal 2018 Summary Compensation Table and related tables and narrative discussion contained in this Proxy Statement.

EXPLANATION
The Board recognizes the interest Shareholders have in the compensation of executives. In recognition of that interest and as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), Signet is providing Shareholders with the opportunity to cast a vote, on a non-binding advisory basis, on the compensation of the Company’s NEOs as disclosed pursuant to the compensation disclosure rules of the SEC as set forth in this Proxy Statement (also referred to as “Say-on-Pay”).
As described in the CDA, Signet’s compensation philosophy is to deliver competitive total compensation for achieving annual and long-term financial goals that will attract, motivate and retain leaders who will drive the creation of Shareholder value. Total compensation is targeted at approximately the median of a custom group of comparator companies.
The Compensation Committee believes that the Company’s executive compensation programs, executive officer pay levels and individual pay actions approved for executive officers, including NEOs, directly align with Signet’s executive compensation philosophy, fully support the Company’s goals and provide an appropriate balance between risk and incentives. This past year was a difficult one for the Company, and management’s execution on the Company’s operating framework fell substantially short of expectations. As a result, no payments were made under the Company’s annual incentive plan. In addition, performance-based restricted share units granted in Fiscal 2016 did not vest because the applicable performance criteria were not satisfied. Shareholders are urged to read the CDA section of this Proxy Statement, which discusses in greater detail how compensation policies and procedures implement Signet’s executive compensation philosophy, as well as the compensation tables and narrative discussion.
Shareholders are asked to indicate their support for the Company’s NEO compensation as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of NEOs and the philosophy, policies and practices described in this Proxy Statement. Accordingly, Shareholders are asked to vote FOR the following resolution at the Annual Meeting of Shareholders:
“RESOLVED, that the compensation paid to Signet’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”
Shareholders should note that the vote is advisory and not binding on the Company and its Board or Compensation Committee. The Board and Compensation Committee value the opinion of Shareholders, and to the extent there is any significant vote against the NEO compensation as disclosed in the Proxy Statement, Shareholders’ concerns will be considered and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NEOS AS DISCLOSED PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

Proposal 4: Approval of the Signet Jewelers Limited 2018 Omnibus Incentive Plan, Including the Authorization of the Issuance of Additional Shares Thereunder (Item 4 on the Proxy Card)
The Signet Jewelers Limited 2009 Omnibus Incentive Plan is set to expire in the upcoming year, and therefore Shareholders are being asked to approve the Signet Jewelers Limited 2018 Omnibus Incentive Plan (the “2018 Plan”), which was recommended by the Compensation Committee for approval and approved by the Board on March 1, 2018, subject to Shareholder approval.

EXPLANATION

The following summary of certain features of the 2018 Plan is not a complete description of all of the provisions of the 2018 Plan, and is qualified in its entirety by reference to the full text of the 2018 Plan, which is attached hereto as Appendix A.
Reservation of Shares
Subject to adjustments as described below, the maximum aggregate number of Common Shares that may be issued pursuant to awards granted under the 2018 Plan will be 3,575,000, and the maximum number of Common Shares available for granting incentive stock options under the 2018 Plan will be 3,575,000. Any Common Shares delivered under the 2018 Plan will consist of authorized and unissued shares, or treasury shares. Common Shares available under Signet’s 2009 Omnibus Incentive Plan will not be available for future grants upon Shareholder approval of the 2018 Plan, and will not be transferred to the 2018 Plan.
The Compensation Committee and the Board of Directors considered a number of factors in approving the proposed number of authorized Common Shares under the Plan, including our historical burn rate, the number of Common Shares remaining available under the current plan for future awards, the number of issued and outstanding Common Shares already granted, and dilution resulting from the proposed increase in authorized Common Shares.

Key Equity Metrics	Fiscal 2018	Fiscal 2017	Fiscal 2016	3-Year Average
Common Shares subject to awards granted during year (1)	0.9 million	0.3 million	0.2 million	0.5 million
Net burn rate during year (2)	1.43%	0.40%	0.25%	0.69%
Dilution at end of year (3)	7.21%	6.44%	5.59%	6.41%

(1)	Reflects total gross number of Common Shares subject to equity awards granted during the fiscal year, and does not reflect subsequent forfeitures or cancellations.

(2)
Net burn rate is calculated by dividing the total number of Common Shares subject to equity awards granted during the fiscal year by the total weighted-average number of Common Shares issued and outstanding during the period, and does not reflect subsequent forfeitures or cancellations.

(3)
Dilution is calculated by dividing the sum of (a) the number of Common Shares subject to equity awards outstanding at the end of the fiscal years, plus (b) the number of Common Shares available for future grants, by the fully diluted number of Common Shares issued and outstanding at the end of the fiscal year.

The Company expects dilution as of April 16, 2018 would be 7.05% on a fully diluted basis, based on including the additional 3,575,000 million Common Shares that would be available for issuance under the 2018 Plan upon its approval by Shareholders and excluding the Common Shares available under the 2009 Omnibus Incentive Plan. The Compensation Committee feels the expected potential dilution that will result from the Common Share request is reasonable for a company of Signet’s size in its industry.

In the event of any corporate event or transaction involving the Company, a subsidiary and/or an affiliate, such as a merger, amalgamation, consolidation, reorganization, recapitalization, reclassification, separation, share dividend, extraordinary cash dividend, share split, reverse share split, split up, spin-off, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure, appropriate and equitable adjustments will be made to (i) the maximum number and kind of Common Shares, units or other securities or property available for grant under the 2018 Plan, (ii) the number and kind of Common Shares, units or other rights subject to then outstanding awards, (iii) the option price, grant price or purchase price for each share, unit or other rights subject to outstanding awards, (iv) other value determinations applicable to the 2018 Plan or outstanding awards and (v) other terms of the awards that are affected by the event.

Share Replenishment
Any Common Shares delivered to the Company as part or full satisfaction of the purchase price of an option or stock appreciation right, or to satisfy the withholding obligation with respect to an option or stock appreciation right, will not be available for future awards under the 2018 Plan (such that, with respect to a stock appreciation right that is settled in Common Shares, the gross number of Common Shares pursuant to such award shall not be available for future awards). Any Common Shares delivered to the Company as part or full satisfaction of the purchase price of an award, other than an option or stock appreciation right, or to satisfy the withholding obligation with respect to an award, other than an option or stock appreciation right, will be available for future awards under the 2018 Plan. In the event that any outstanding award expires, is forfeited, canceled or otherwise terminated without the issuance of Common Shares or is otherwise settled for cash, the Common Shares retained by the Company will be available for future awards under the 2018 Plan. If the Plan Administrator (defined below) authorizes the assumption under the 2018 Plan, in connection with any merger, amalgamation, consolidation, acquisition of property or stock, or reorganization, of awards granted under another plan, such assumption will not reduce the maximum number of Common Shares available for issuance under the 2018 Plan. In the event that any outstanding award under the 2009 Signet Jewelers Limited Omnibus Incentive Plan expires, is forfeited, cancelled or otherwise terminated without the issuance of Common Shares or is otherwise settled for cash, the Common Shares retained by the Company will be available for future awards under the 2018 Plan.
Administration
The 2018 Plan will be administered by the Compensation Committee or subcommittee thereof, such other committee of the Board or the Board as a whole (the “Plan Administrator”). Subject to the limitations set forth in the 2018 Plan, the Plan Administrator has the authority to, among other things, determine the persons to whom awards are to be granted, prescribe the restrictions, terms and conditions of all awards, interpret the 2018 Plan and terms of awards, adopt rules for the administration, interpretation and application of the 2018 Plan, make all determinations with respect to a participant’s service and the termination of such service for purposes of any award, correct any defects or omissions or reconcile any ambiguities or inconsistencies in the 2018 Plan or any award, accelerate the vesting or exercisability of any award and adopt such procedures, modifications or subplans as are necessary. The Plan Administrator will have the right to delegate in writing to one or more officers of the Company or a subsidiary the authority to grant and determine the terms and conditions of awards, other than with respect to awards granted to any member of the Board or any eligible participant who is subject to Rule 16b-3 under the Exchange Act.
Eligibility
Awards under the 2018 Plan may be granted to any employees, non-employee directors, consultants or other personal service providers of the Company or any of its subsidiaries. As of April 16, 2018, approximately 160 employees and 11 non-employee directors would be eligible to participate in the 2018 Plan.
Minimum Vesting
The vesting period for all awards (or any portion of an award), other than cash awards, granted under the 2018 Plan will be at least one year; provided that up to 5% of Common Shares that may be issued pursuant to awards granted under the 2018 Plan may be granted without regard to any minimum vesting period.
Stock Options Awards
Options granted under the 2018 Plan may be issued as either incentive stock options, within the meaning of Section 422 of the Code, or as nonqualified stock options. The option price of an option will be not less than the fair market value of a Common Share on the date of the grant of the option, or such higher amount determined by the Plan Administrator. The Plan Administrator will determine the vesting and/or exercisability requirements and the term of exercise of each option, including the effect of termination of service of a participant or a change of control. The vesting requirements may be based on the continued employment or service of the participant for a specified time period or on the attainment of specified performance goals established by the Plan Administrator, subject to the minimum vesting provisions described above. The maximum term of an option will be ten years from the date of grant. Dividends shall not be paid with respect to Common Shares subject to an option and dividend equivalents may not be granted with respect to Common Shares subject to an option.
To exercise an option, the participant must pay the aggregate option price in full, at the election of the participant (i) in cash or its equivalent or, (ii) to the extent permitted by the Plan Administrator, in Common Shares having a fair market value equal to the aggregate option price of the Common Shares being purchased and satisfying other requirements that may be imposed by the Plan Administrator, (iii) partly in cash and, to the extent permitted by the Plan Administrator, partly in Common Shares (as described in (ii) above), (iv) to the extent permitted by the Plan Administrator, by reducing the number of Common Shares otherwise deliverable upon the exercise of the option, or (v) if there is a public market for the Common Shares and subject to requirements that may be imposed by the Plan Administrator, through the delivery of irrevocable instructions to a broker to sell Common Shares obtained upon the exercise of the option and to deliver to the Company an amount out of the proceeds equal to the aggregate option price for the Common Shares being purchased. The Plan Administrator may establish any other method of payment that it determines is consistent with applicable law and the purpose of the 2018 Plan. Without the prior approval of the Company’s shareholders, the 2018 Plan prohibits the cancellation of underwater options in exchange for cash or another award (other than in connection with a change of control of the Company) or the “repricing” of options.
Stock Appreciation Rights
A stock appreciation right may be granted either in tandem with an option or without a related option. A stock appreciation right entitles the participant upon exercise to receive a payment equal to the excess of (a) the fair market value of a specified number of Common Shares on the date of exercise over (b) the grant price of the right. The grant price of the right will be determined by the Plan Administrator on the date of grant, but will not be less than the fair market value of a Common Share on the date of grant. This payment may be in cash, Common Shares, other property or any combination thereof, as determined by the Plan Administrator. The Plan Administrator will determine the vesting requirements and the term of exercise of each stock appreciation right, including the effect of termination of service of a participant or a change of control. The vesting requirements may be based on the continued employment or service of the participant for a specified time period or on the attainment of specified business performance goals established by the Plan Administrator, subject to the minimum vesting provisions described above. The maximum term of a stock appreciation right will be ten years. Without the prior approval of the Company’s shareholders, the 2018 Plan prohibits the cancellation of underwater stock appreciation rights in exchange for cash or another award (other than in connection with a change of control of the Company) or the “repricing” of stock appreciation rights. Dividends shall not be paid with respect to a stock appreciation right and dividend equivalents may not be granted with respect to a stock appreciation right.
Restricted Share Awards
An award of restricted shares is a grant by the Plan Administrator of a specified number of Common Shares that may be forfeited if specified events occur. The Plan Administrator will establish in each award agreement the period(s) of restriction and the specified events that may result in forfeiture, including the participant’s termination and the participant’s failure to attain specified performance goals, subject to the minimum vesting provisions described above. The Plan Administrator will establish in each award agreement whether or not a restricted share holder will have the right to vote the Common Shares during the restriction period and the right to receive dividends during the restriction period. If a restricted share holder has the right to receive dividends, these dividends will be subject to the same vesting terms as the related restricted shares.
Restricted Share Units
Restricted Share Units (“RSUs”) provide the participant the right to receive Common Shares or cash, or a combination thereof, at a specified date in the future. Any cash payment will be based on the fair market value of a Common Share on the payment date. RSUs may be subject to vesting requirements, restrictions and conditions to payment. Such requirements may be based on the continued service of the participant for a specified time period, the attainment of specified performance goals established by the Plan Administrator, and/or such other terms and conditions as approved by the Plan Administrator, subject to the minimum vesting provisions described above. An RSU award will become payable to a participant at the time or times determined by the Plan Administrator and set forth in the award agreement, which may be upon or following the vesting of the award. RSUs are payable in cash or in Common Shares or in a combination of both. Dividend equivalent rights may be granted with respect to Common Shares subject to RSUs; provided that any dividend equivalent rights that are granted will be subject to the same vesting terms that apply to the underlying RSUs. RSU holders will not have any rights as a shareholder with respect to Common Shares subject to RSUs until such times as Common Shares are delivered to the participant.
Other Share-Based Awards
Other share-based awards are awards of Common Shares and awards that are valued in whole or in part by reference to the fair market value of Common Shares, including phantom awards. The Plan Administrator will determine the form and conditions of other share-based awards, including the right to receive one or more Common Shares (or the equivalent cash value of such shares) upon completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives, subject to the minimum vesting provisions described above. Dividend or dividend equivalent rights may be granted with respect to Common Shares subject to other share-based awards; provided that any dividend or dividend equivalent rights that are granted will be subject to the same vesting terms that apply to the underlying other-share based awards.
Cash Awards
A cash award is denominated in a cash amount (rather than in Common Shares) and payment may be based on the attainment of specified levels of performance goals, continued service or such other conditions as determined by the Plan Administrator.
Change of Control
Upon the occurrence of a “change of control” (as defined in the 2018 Plan), unless otherwise specifically prohibited under applicable laws or by the applicable rules and regulations of any governing governmental agencies or national securities exchanges, or unless otherwise provided in the applicable award agreement, the Plan Administrator is authorized to make adjustments in the terms and conditions of outstanding awards, including without limitation the following: (i) continuation or assumption of such outstanding awards by the Company or by the surviving company or corporation or its parent; (ii) substitution by the surviving company or corporation or its parent of awards with substantially the same terms as such outstanding awards; (iii) accelerated exercisability, vesting and/or lapse of restrictions; and (iv) upon written notice, provide that any outstanding awards must be exercised, to the extent then exercisable, during a reasonable period of time immediately prior to the scheduled consummation of the event, or such other period as determined by the Plan Administrator (contingent upon the consummation of the event), and at the end of such period, such awards will terminate to the extent not so exercised within the relevant period; and (v) cancellation of all or any portion of outstanding awards for fair value, as determined in the sole discretion of the Plan Administrator and which may be zero.
Forfeiture Events
The Plan Administrator may specify in an award agreement that an award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, including termination of service for “cause” (as defined in the 2018 Plan), violation of material Company policies or breach of noncompetition, nonsolicitation, confidentiality or other restrictive covenants that may apply to the participant.
Participants may be subject to the Company’s compensation recovery policy, “clawback” or similar policy, as may be in effect from time to time and/or any compensation recovery, “clawback” or similar policy made applicable by law including the Dodd-Frank Act.
Awards to Non-U.S. Employees or Directors
To comply with the laws in countries other than the United States in which the Company or any of its subsidiaries or affiliates operates or has employees or directors, the Plan Administrator, in its sole discretion, has the power and authority to (a) determine which subsidiaries or affiliates will be covered by the 2018 Plan; (b) determine which eligible persons outside the United States are eligible to participate in the 2018 Plan; (c) modify the terms and conditions of any award granted to eligible persons outside the United States to comply with applicable foreign laws, (d) take any action, before or after an award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals and (e) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable.
The Company will adopt an addendum to the 2018 Plan applicable to participants who are residents of Israel, which may include terms that vary from the terms described in this summary.
Duration, Amendment, Modification, Suspension and Termination
The term of the 2018 Plan is ten years from the date it is adopted by the Board. The Plan Administrator may amend, alter, suspend, discontinue or terminate the 2018 Plan or any portion thereof or any award thereunder at any time, provided that no such action will be made without the written consent of the participant if such action would materially diminish the rights of any participant under any award granted under the 2018 Plan. The Plan Administrator may seek the approval of any such action by the Company’s shareholders if approval is necessary to comply with any tax or regulatory requirement applicable to the 2018 Plan or such action requires shareholder approval under applicable stock exchange requirements. Notwithstanding the foregoing, the Plan Administrator may amend the 2018 Plan or any award thereunder without participant consent to the extent it deems necessary to comply with applicable laws.
U.S. Federal Income Tax Consequences Relating to the 2018 Plan

The following is a summary of certain material U.S. federal income tax consequences in effect today applicable to awards under the 2018 Plan. State, local and foreign tax treatment, which is not discussed below, may differ from federal income tax treatment. This summary is general in nature, and it may not apply to a participant’s particular situation.
Stock Options
Non-Qualified Stock Options: The grant of a nonqualified stock option will not result in federal income tax liability at the time of grant. The participant will recognize ordinary income in the year in which the stock option is exercised in an amount equal to the excess of (a) the fair market value of the Common Shares on the exercise date over (b) the exercise price paid for those Common Shares. A corresponding tax deduction is generally available to the Company. Upon a subsequent sale or exchange of the Common Shares, any gain or loss recognized in the sale or exchange is treated as a capital gain or loss (long-term or short-term depending on the applicable holding period) for which the Company is not entitled to a deduction.
Incentive Stock Options: Generally, the participant will not recognize any taxable income at the time the incentive stock option is granted or exercised. The participant will recognize income in the year in which the Common Shares purchased upon exercise of the incentive stock options are sold. With certain exceptions, a disposition of Common Shares purchased under an incentive stock option within two years from the date of grant or within one year after exercise results in ordinary income to the participant (and generally a corresponding tax deduction to the Company) equal to the value of the Common Shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which the Company is not entitled to a deduction. If the sale proceeds from such disposition are less than the fair market value of the Common Shares on the date of exercise, any ordinary income recognized is limited to the gain (if any) realized on the sale. If the participant does not dispose of the Common Shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which the Company is not entitled to a deduction.
Share Appreciation Rights
The grant of a share appreciation right will not result in federal income tax liability at the time of grant. The participant will recognize ordinary income in the year in which the share appreciation right is exercised in an amount equal to the value received upon exercise. A corresponding tax deduction is generally available to the Company.
Restricted Shares
Unless a participant makes a timely election under Section 83(b) of the Internal Revenue (as described below), a recipient will recognize ordinary income in an amount equal to the excess of the fair market value of the restricted shares on the date of vesting of the Common Shares over the purchase price, if any, paid for the Common Shares. Any further gain or loss from the subsequent sale of such Common Shares will constitute capital gain or loss (long-term or short-term depending on the applicable holding period). If the participant makes a timely election under Section 83(b) at the time of grant, then such recipient is taxed at ordinary income rates on the excess of the fair market value of the restricted shares on the date of grant over the purchase price, if any, paid for the Common Shares, and any further gain or loss on the subsequent sale of the Common Shares constitutes a capital gain or loss (long-term or short-term depending on the applicable holding period). The Company will generally be entitled to a tax deduction at the time the recipient recognizes ordinary income.
Restricted Share Units
The grant of restricted share units will not result in federal income tax liability at the time of grant. The participant will recognize ordinary income in the year the restricted share units are settled by delivery of Common Shares equal to the fair market value of such shares. Upon a subsequent sale or exchange of the Common Shares, any gain or loss recognized in the sale or exchange is treated as a capital gain or loss (long-term or short-term depending on the applicable holding period) for which the Company is not entitled to a deduction.
Dividend Equivalents
Participants will recognize ordinary income for the amount of any dividend equivalent paid to the participant.
Share Awards
If the share award is fully vested at grant, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Shares delivered to the participant over the purchase price (if any) paid for such shares. If the share award is not fully vested at grant please see the section titled “Restricted Shares” above. Upon a subsequent sale or exchange of the Common Shares, any gain or loss recognized in the sale or exchange is treated as a capital gain or loss (long-term or short-term depending on the applicable holding period) for which the Company is not entitled to a deduction.
Cash Awards
Participants will recognize ordinary income for the amount of the award when the cash award is paid to the participant.
All grants made under the 2018 Plan are designed and intended to either be exempt from or comply with Section 409A of the Internal Revenue Code. If an award is treated as “nonqualified deferred compensation” and the award does not comply with or is not exempt from Section 409A of the Internal Revenue Code, Section 409A may impose additional taxes, interest and penalties on the participant.
New Plan Benefits
The number of awards that will be received by or allocated to employees, non-employee directors, consultants or other personal service providers under the 2018 Plan is discretionary and undeterminable at this time. Information regarding recent practices with respect to annual incentive awards and share-based compensation under existing plans is presented in “Executive Compensation” below.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THIS PROPOSAL.

Proposal 5: Approval of the Signet Jewelers Limited Sharesave Scheme, Including the Authorization of the Issuance of Additional Shares Thereunder (Item 5 on the Proxy Card)
The existing Signet Jewelers Limited Sharesave Scheme is set to expire in the upcoming year, and therefore Shareholders are being asked to approve a new Sharesave Scheme (the “UK Scheme”), which was recommended by the Compensation Committee for approval and approved by the Board on March 1, 2018, subject to Shareholder approval.

EXPLANATION
Reservation of Shares
The following summary of the UK Scheme is qualified in its entirety by reference to the full text of the UK Scheme which is set forth in Appendix B. Capitalized terms used in this Proposal 5 which are not otherwise defined are defined in the UK Scheme.
The maximum aggregate number of Common Shares that may be purchased under the UK Scheme (including any “sub-plan”) is 1,000,000. This represents less than 2% of the total number of the Company’s Common Shares issued and outstanding and less than 2% of the voting power of the Common Shares as of April 16, 2018. In establishing the number of Common Shares that may be purchased under the UK Scheme, the Board of Directors considered the potential dilutive impact to shareholders, the projected participation rate over the term of the UK Scheme and equity plan guidelines established by certain proxy advisory firms.
Description of the UK Scheme
The purpose of the UK Scheme is to provide employees of the Company (and any of its nominated subsidiaries) (each of the Company and any such subsidiaries, a “Constituent Company”) with an opportunity to purchase Common Shares of the Company using accumulated savings from payroll deductions. The UK Scheme provides for the grant of Options, and is conditioned upon the employee’s entry into a linked savings arrangement pursuant to which a specified amount is deducted from the employee’s monthly earnings via payroll as savings for the Exercise Price. At the end of the relevant savings period, the employee’s savings may be used to exercise the Option and acquire the relevant number of shares underlying such Option. The UK Scheme thus aims to attract, retain and incentivize employees, offering them a direct interest in the Company’s success. The UK Scheme is intended to meet the requirements of Schedule 3 of the UK Income Tax (Earnings and Pensions) Act 2003 (“Schedule 3”).
Pursuant to the rules of the UK Scheme, Irish-resident employees are able to participate in a “sub-plan,” the rules of which are substantially similar to those of the UK Scheme.
A total of 811 employees in the UK, and 10 employees in Ireland, currently participate in similar schemes operated by the Company or one or more of its subsidiaries.
Eligibility
The UK Scheme is a type of “all-employee” scheme, meaning that, to satisfy the requirements of Schedule 3, all eligible UK-resident employees and full-time directors must be invited to participate. The UK Scheme rules broadly define an “Eligible Employee” as:

•	any employee of a Constituent Company; or

•	any director of a Constituent Company who works more than 25 hours per week and who, in either case, satisfies the minimum qualifying service requirement (which may not exceed five years), as notified by the Board.
As of April 16, 2018, approximately 3,640 employees of Constituent Companies, including four directors of Constituent Companies, would be eligible to participate in the UK Scheme.

Administration
If the Board announces an intention to issue invitations to participate in the UK Scheme, invitations must be issued to all Eligible Employees. Eligible Employees may then apply for the grant of an Option and the entry into a linked savings arrangement for a term of either three or five years.
Eligible Employees must confirm the relevant monthly savings contribution to be deducted via payroll, the minimum amount of which must be between £5 and £10 (or such other minimum amount specified by Her Majesty’s Revenue & Customs (“HMRC”)). HMRC also imposes a limit on the maximum monthly savings contribution to be made by any employee, which is currently set at £500.
Any application from an Eligible Employee is deemed to be for the grant of an Option over the maximum whole number of Company shares that may be acquired at the Exercise Price set out in the invitation out of the expected repayment from the savings arrangements. Although the Board has discretion to determine the Exercise Price, it may not be less than the higher of (i) 80% of the Market Value of the Company shares and (ii) in the case of any Option to be satisfied by the issue of new Company shares, the nominal value of such shares. At the end of the relevant savings period, participants may (subject to the other terms of the UK Scheme) withdraw their savings and apply them to the exercise of their Options. In the event that applications from Eligible Employees would result in the number of Company shares under Option exceeding any specified limit, the UK Scheme includes a procedure for “scaling down” such applications.
Savings arrangements entered into as of a certain date may be eligible for a tax-free “bonus,” which is set with reference to the time at which the savings arrangement is entered into. At present, the HMRC bonus rate is zero.
Options may not be granted more than ten years after the date of the UK Scheme’s approval by shareholders. They are personal to the Eligible Employees to whom they are granted and are not generally transferable or exercisable by anyone other than the Eligible Employee during the Eligible Employee’s lifetime.
Exercise of Options
Options may not generally be exercised before the relevant Bonus Date, which is broadly a period of three or five years (as applicable) following the commencement of the savings arrangements. Options must generally be exercised, in whole or in part, within six months of the Bonus Date and, if not so exercised, will lapse immediately.
In accordance with the UK Scheme rules, early exercise of Options may be permitted in certain circumstances, including the death of the participant prior to the Bonus Date, the termination of the participant’s employment as the result of injury or disability, redundancy, retirement or a transfer of the relevant employer company or relevant part of the business to a person outside the Company or upon the happening of certain corporate events (including a change of control following a general offer to acquire the Company).
Any exercise of Options must be funded exclusively through the linked savings arrangement.
Lapse of Options
Generally, but subject to certain exceptions set out in the UK Scheme rules, Options will lapse on the earliest of:

•	the expiration of six months after the Bonus Date;

•
the participant ceasing to be employed by any member, unless such termination is the result of injury or disability, redundancy, retirement or a transfer of the relevant employer company or relevant part of the business to a person outside the Company, or in circumstances where the Option was granted to the participant more than three years prior to such termination, in which case the participant will generally be entitled to exercise his or her Option for a period of six months following the termination;

•
the expiration of twelve months following the participant’s death, if he or she dies before the Bonus Date, or the expiration of twelve months following the Bonus Date, if the participant dies during the period of six months after the Bonus Date;

•	the date of any resolution or court order for the compulsory winding-up of the Company;

•	the date on which the participant becomes bankrupt;

•
the date on which the participant gives, or is deemed to give, notice that he or she intends to discontinue the monthly savings contributions or the date on which an application is made for the repayment of the aggregate monthly savings contributions; and

•	the date on which the participant purports to transfer his or her Option.

The UK Scheme rules also make specific provision for the exercise (see above - Exercise of Options), lapse and, in some cases, exchange of Options upon the happening of certain corporate events (including a change of control following a general offer to acquire the Company).
UK Tax Consequences for Participants
The following is a summary of the general UK tax treatment which would be expected to apply in relation to Options granted to UK Scheme participants who are solely resident in the UK for UK tax purposes, and assuming that the UK Scheme satisfies, and continues to satisfy, the relevant Schedule 3 criteria for SAYE (Sharesave) option schemes. The following comments are based on UK laws currently in effect, which remain subject to change.
The grant of an Option should not give rise to any UK tax liability. The exercise of an Option should also not give rise to any UK income tax liability if the date of exercise is at least three years after the grant date. This treatment should also apply where a participant exercises his or her Option within three years of the grant date as a result of death or termination of employment due to injury or disability, redundancy, retirement, TUPE transfer or the participant’s employer company ceasing to be associated with the Company. In the case of certain corporate events, the exercise of Options within three years after the grant date may also be exempt from UK income tax provided the exercise is in accordance with the specific requirements of the applicable legislation (namely, Schedule 3).
If a liability to UK income tax should arise, the participant would be liable to pay tax on the difference between the market value of the Company shares acquired (pursuant to the exercise of the Option) and the Exercise Price.
On any subsequent sale of the underlying Company shares, UK capital gains tax may be payable on the difference between the sale price received by the participant and the Exercise Price.
Irish Tax Consequences for Participants
The following is a summary of the general Irish tax treatment which would be expected to apply in relation to Options granted to UK Scheme participants who are solely resident in Ireland for Irish tax purposes. The following comments are based on Irish laws currently in effect, which remain subject to change.
Provided that the Options are not capable of being exercised after the expiration of seven years from the date of grant, the grant of an Option should not give rise to any Irish tax liability. Irish income tax will arise on the exercise, assignment or release of the Options. In the case of exercise, income tax is chargeable on the difference (the “spread”) between the Exercise Price (plus the price, if any, paid for grant of the Option) and the market value of the shares at the date of exercise of the option.
The “spread” is treated as a benefit which is part of the employee’s employment income taxable under Schedule E of the Irish income tax code. The current income tax rates are the standard rate of 20% and a higher rate of 40% (the marginal rate). Tax on the “spread” will be charged at the marginal rate unless the individual UK Scheme participant applies in writing to the Revenue Commissioners to be taxed at the standard rate of 20%, and the Revenue Commissioners are satisfied that the individual is likely to be chargeable at the standard rate only for the year of assessment. PRSI (currently at 4%) and USC (up to 8%) will also apply.
Income tax is payable within 30 days of the exercise of the right to acquire shares and is outside the PAYE collection system. Accordingly, it is the responsibility of each UK Scheme participant to make the relevant payment of tax and file a return (Form RTSO1) containing details of the amount of the gain (i.e. the spread between the Option Price and the market value of the shares at the date of exercise of the Options). If tax is not paid by the due date, interest at a rate of 0.0219% per day or part of a day is payable from the date payment is due until payment is made.
On any subsequent sale of the underlying Common Shares, Irish capital gains tax (currently at 33%) may be payable on the difference between the sale price received by the participant and the Exercise Price.
New Plan Benefits
Benefits and purchases of the Common Shares under the UK Scheme depends on choices made by employees and the fair market value of the Common Shares on dates in the future. As a result, it is not possible to determine with any certainty the benefits that will be received by eligible executive officers and other employees in the future under the UK Scheme.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THIS PROPOSAL.

Proposal 6: Approval of the Signet Jewelers Limited Employee Share Purchase Plan for U.S. Employees, Including the Authorization of the Issuance of Additional Shares Thereunder (Item 6 on the Proxy Card)
The existing Signet Jewelers Limited U.S. Employee Stock Savings Plan is set to expire in the upcoming year, and therefore Shareholders are being asked to approve the Signet Jewelers Limited Employee Share Purchase Plan for U.S. Employees (the “ESPP”), which was recommended by the Compensation Committee for approval and approved by the Board on March 1, 2018, subject to Shareholder approval.

EXPLANATION

The ESPP enables eligible employees of the Company and certain of its subsidiaries to use payroll deductions to purchase Common Shares and thereby acquire an ownership interest in the Company. The ESPP is intended to qualify as an “employee stock purchase plan” meeting the requirements of Section 423 of the United States Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).
The following summary of the ESPP is qualified in its entirety by reference to the full text of the ESPP which is set forth in Appendix C.
Reservation of Shares
The maximum aggregate number of Common Shares that may be purchased under the ESPP is 1,250,000. This represents approximately 2% of the total number of the Company’s Common Shares issued and outstanding and approximately 2% of the voting power of the Common Shares as of April 16, 2018. In establishing the number of Common Shares that may be purchased under the ESPP, the Board of Directors considered the potential dilutive impact to shareholders, the projected participation rate over the term of the ESPP and equity plan guidelines established by certain proxy advisory firms.
Administration
The ESPP is administered by the Compensation Committee or subcommittee thereof, such other committee of the Board of Directors or the Board of Directors as a whole, in each case as determined by the Board of Directors (the “Committee”). The Committee has the authority to construe and interpret the ESPP; to prescribe, amend and rescind rules relating to the ESPPs’ administration; and to take any other actions necessary or desirable for the administration of the ESPP including, without limitation, delegating authority to a third party stock plan administrator for administrative purposes or adopting sub-plans applicable to particular subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Internal Revenue Code. The Committee may correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the ESPP. The decisions of the Committee are final and binding.
Shares Subject to the ESPP
In the event of any corporate event or transaction involving the Company, a subsidiary and/or an affiliate such as a merger, amalgamation, consolidation, reorganization, recapitalization, reclassification, separation, share dividend, extraordinary dividend, share split, reverse share split, split up, spin-off, combination of Common Shares, exchange of Common Shares, dividend in kind, or other like change in capital structure (other than normal cash dividends to shareholders of the Company), in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the ESPP, the Committee will adjust, in a manner it considers appropriate or equitable, the number and kind of shares that may be granted or delivered under the ESPP, the purchase price per share, the number of Common Shares covered by each outstanding option under the ESPP and other share-related calculations.
Eligibility
Participation in the ESPP is limited to employees of the Company and any of its participating subsidiaries who have been continuously employed by the Company or a participating subsidiary for at least six (6) months as of September 1st prior to the beginning of an offering period. The Committee has the discretion to exclude highly compensated employees (within the meaning of Section 414(q) of the Internal Revenue Code) from participation in the ESPP. Under the ESPP, participating subsidiaries include any subsidiary (within the meaning of Section 424(f) of the Internal Revenue Code) of the Company that has been designated by the Committee as eligible to participate in the ESPP.

As of April 16, 2018, approximately 29,190 employees would be eligible to participate in the ESPP, including approximately eight executive officers.
Offering Periods
The ESPP allows eligible employees to purchase Common Shares for twelve-month offering periods, commencing on the first business day of the second payroll period in the month of October of each year. The Committee may change the commencement date, the ending date and the duration of the offering periods (subject to a maximum offering period of 27 months). If the ESPP is not approved by shareholders at the Annual Meeting, the ESPP will be terminated and any accumulated payroll deductions (if any) will be returned to the applicable participants, and no shares will be sold under the ESPP.
Method of Participation
Common Shares will be purchased under the ESPP on the last trading day of each offering period (a “purchase date”) using accumulated payroll deductions, unless the Committee provides otherwise with respect to the employees of a participating subsidiary in a manner consistent with Section 423 of the Internal Revenue Code. In order to participate in the ESPP, an eligible employee must complete and submit to the Company an enrollment election including a payroll deduction authorization in accordance with procedures prescribed by the Committee. Participation in the ESPP is entirely voluntary.
Participation will be effective as of the first day of an offering period. Participants may elect payroll deductions in an amount equal to at least $10.00, but not more than $913.46 of the participant’s total eligible compensation per payroll period within an offering period, up to a maximum of $23,750 per offering period. Eligible compensation includes base salary, wages, overtime and cash incentive compensation. During an offering period, a participant may not change the rate of his or her payroll deductions applicable to that offering period. A participant may decrease (including canceling) or increase his or her rate of payroll deductions for future offering periods by submitting a new enrollment election authorizing the new rate of payroll deductions during the next enrollment period. The deduction rate selected by the participant will remain in effect for subsequent offering periods unless the participant submits a new enrollment election, withdraws from the ESPP or terminates employment or otherwise becomes ineligible to participate in the ESPP.
Grant and Exercise of Option to Purchase
On the first trading day of each offering period, each participant in that offering period will be granted an option to purchase, on the purchase date, a number of Common Shares determined by dividing the participant’s accumulated payroll deductions by the applicable purchase price.
The number of Common Shares which a participant may purchase may be reduced if the offering is over-subscribed or if the total number of Common Shares purchased by all participants in such offering would exceed the total number of Common Shares remaining available under the ESPP. If the Committee determines that, on a particular purchase date, the number of Common Shares with respect to which options are to be exercised exceeds the number of Common Shares then available under the ESPP, the Company shall make a pro rata allocation of the Common Shares remaining available for purchase in as uniform a manner as practicable and as the Committee determines to be equitable.
In addition, no participant will be granted an option under the ESPP if (i) immediately after the grant of the option, such employee (or any other person whose shares would be attributed to such employee pursuant to Section 424(d) of the Internal Revenue Code) would own shares of the Company and/or hold outstanding options to purchase shares, in the aggregate, possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or any subsidiary or (ii) such option would permit his or her rights to purchase shares under all employee share purchase plans (as described in Section 423 of the Internal Revenue Code) of the Company and its subsidiaries to accrue at a rate that exceeds $25,000 of the fair market value of such shares (determined at the time the option is granted) for each calendar year in which such option is outstanding at any time.
Purchase Price
The purchase price per share of the Common Shares applicable to purchases during each offering period under the ESPP will be ninety-five percent (95%) of the fair market value per share on the purchase date, provided that in no event shall it be less than par value.
Withdrawal
A participant may withdraw from any offering by submitting to the Company a revised enrollment election indicating his or her election to withdraw at least 14 days before the end of the offering period. Accumulated payroll deductions held on behalf of the withdrawing participant that have not been used to purchase Common Shares shall be paid to the participant promptly following receipt of the enrollment election indicating his or her election to withdraw and the participant’s option shall be automatically terminated. If a participant withdraws from an offering period, no payroll deductions will be made during any succeeding offering period, unless the participant re-enrolls.
Termination of Eligibility
Upon the termination of a participant’s employment with the Company or a subsidiary, or in the event the participant otherwise ceases to qualify as an eligible employee, the participant will be deemed to have withdrawn from the ESPP and any accumulated payroll deductions that have not been used to purchase Common Shares shall be returned to the participant and the participant’s option shall be automatically terminated.
Shareholder Rights
No participant will have any shareholder rights with respect to the Common Shares covered by his or her option until the shares purchased on the participant’s behalf are actually transferred to the participant’s account.
Transferability
Payroll deductions credited to a participant, rights with respect to the exercise of an option, or any rights to receive Common Shares under the ESPP may not be assigned, transferred, pledged or otherwise disposed of in any way by the participant, other than by will, the laws of descent and distribution and in accordance with a designation of a beneficiary provided by the participant prior to the participant’s death.
Amendment and Termination of the ESPP
The Committee may, in its sole discretion, amend, suspend or terminate the ESPP at any time and for any reason. If the ESPP is terminated, the Committee may elect to terminate all outstanding offering periods either immediately or once Common Shares have been purchased on the next purchase date (which may, in the discretion of the Committee, be accelerated). If the ESPP is terminated, immediately following the termination of the offering period or the final purchase date, as applicable, all amounts that have not been used to purchase Common Shares will be returned to participants.
Effective Date
The ESPP became effective upon adoption by the Board of Directors on March 1, 2018, subject to shareholder approval at the first annual meeting following adoption by the Board.
Change of Control
In the event of a “change of control” as defined in the ESPP, the Committee shall have the power and discretion to (i) continue the offering period in effect on the date of such change of control, (ii) shorten the offering period then in progress by setting a new purchase date which shall be before the date of the Company’s proposed change of control, (iii) substitute Common Shares available under the ESPP with common stock of the surviving company or its parent, or (iv) terminate the ESPP and return any payroll deductions that have not been used to purchase Common Shares to the participants.
U.S. Federal Income Tax Consequences Relating to the ESPP
The following is a summary of certain material U.S. federal income tax consequences in effect today associated with the grant and exercise of purchase rights under the ESPP under current federal tax laws and certain other tax considerations associated with purchase rights under the ESPP. The summary does not address tax rates or non-U.S., state or local tax consequences, nor does it address employment tax or other federal tax consequences except as noted.
The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code. In general, an employee will not recognize U.S. taxable income until the sale or other disposition of Common Shares purchased under the ESPP (the “ESPP Shares”). Upon such sale or disposition, the employee will generally be subject to tax in an amount that depends on the employee’s holding period with respect to the ESPP Shares.
If the ESPP Shares are sold or disposed of more than one year from the date of purchase and more than two years after the first day of the offering period in which they were purchased, or upon the employee’s death while owning the ESPP Shares, the employee will recognize ordinary income in an amount generally equal to the lesser of: (i) an amount equal to the excess of the fair market value of the ESPP Shares on the first day of the offering period over the purchase price, and (ii) the excess of the sale price of the ESPP Shares over the purchase price. Any additional gain will be treated as long-term capital gain. If the ESPP Shares held for the periods described above are sold and the sale price is less than the purchase price, then the employee will recognize a long-term capital loss in an amount equal to the excess of the purchase price over the sale price of the ESPP Shares.

If the ESPP Shares are sold or otherwise disposed of before the expiration of the holding periods described above, other than following the employee’s death while owning the ESPP Shares, the employee generally will recognize as ordinary income an amount equal to the excess of the fair market value of the ESPP Shares on the date the ESPP Shares were purchased over the sale price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the employee’s holding period with respect to the ESPP Shares.
The Company is not entitled to a U.S. corporate income tax deduction for amounts taxed as ordinary income or capital gain to an employee except to the extent of ordinary income recognized upon a sale or disposition of ESPP Shares prior to the expiration of the holding periods described above.
New Plan Benefits
Benefits and purchases of the Common Shares under the ESPP depends on elections made by employees and the fair market value of the Common Shares on dates in the future. As a result, it is not possible to determine the benefits that will be received by eligible executive officers and other employees in the future under the ESPP.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THIS PROPOSAL.

Equity Compensation Plan Information

The following table sets forth certain information, as of February 3, 2018, concerning Common Shares authorized for issuance under all of the Company’s equity compensation plans.

	Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1) (a)	Weighted-average exercise price of outstanding options, warrants and rights(2) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)[3]
Equity compensation plans approved by security holders	983,962	$18.35	3,672,968
Equity compensation plans not approved by security holders	—	$—	—
Total	983,962	$18.35	3,672,968

(1)	Shares indicated include vesting of all future performance conditions being achieved at maximum levels.

(2)	Calculated at an exchange rate of £1:$1.41.

(3)	The shares remaining available in column (c) are from the 2009 Omnibus Incentive Plan.

Board of Directors and Corporate Governance

Role of the Board
The Board’s prime objective is the sustainable enhancement of business performance and Shareholder value. It is responsible for determining all major policies, ensuring that effective strategies and management are in place, assessing Signet’s performance and that of its senior management, reviewing the systems of internal control and providing oversight of policies relating to corporate social responsibility and other matters.

SEPARATE AND INDEPENDENT CHAIRMAN
The Company has a Chairman of the Board who is separate from its CEO and whom the Board has determined to be independent under NYSE Listing Standards. The Board considers it to be important for its effectiveness and efficiency to maintain a clear division of responsibilities between the leadership of the Board and the executive responsible for the day-to-day operations of the Company’s business; therefore the Board has determined that separating the roles of Chairman and CEO is in the best interests of the Company and its Shareholders at the present time.
The division of responsibilities between the Chairman and the CEO has been specifically determined by the Board.
CHAIRMAN
In summary, the Chairman is responsible for:

•
effective running of the Board, including working with the Nomination and Corporate Governance Committee to evaluate the performance of the Board, its committees and individual Directors, and the Board’s compliance with corporate governance requirements and best practices;

•
consulting with and advising executive management about planned presentations to the Board, involving but not limited to, topics of longer term strategy, medium-term plans, annual budgeting or, at his discretion, any other significant matters;

•	consulting with and advising the CEO on contemplated executive management personnel selections, organizational alignment and responsibilities, and compensation recommendations;

•	keeping the other independent Directors appropriately informed of developments within the business and Shareholders’ attitudes toward the Company; and

•	safeguarding Signet’s reputation, and representing it both internally and externally.
CHIEF EXECUTIVE OFFICER
In summary, the CEO is responsible for:

•	providing the executive leadership of the business;

•	developing and presenting to the Board strategy, medium-term plans and annual budgets, and within this framework, the performance of the business;

•	complying with legal and corporate governance requirements, together with the social, ethical and environmental principles of Signet; and

•	making recommendations on the appointment and compensation of senior executive officers, and management development and succession planning.
EXECUTIVE SESSIONS OF INDEPENDENT DIRECTORS
Independent Directors meet regularly in executive session without management participation. The Chairman presides at those meetings. In addition, at least once each year, the independent Directors, excluding the Chairman, meet separately in executive session to consider the Chairman’s performance. The Chairman of the Nomination and Corporate Governance Committee presides at those meetings.
INDEPENDENT DIRECTORS CONSTITUTE A MAJORITY OF THE BOARD
The Board currently comprises one executive Director and eleven independent Directors including the Chairman. The Board has affirmatively determined that each of the following Directors is “independent” under NYSE Listing Standards: H. Todd Stitzer, R. Mark Graf, Helen McCluskey, Sharon L. McCollam, Marianne Miller Parrs, Thomas Plaskett, Nancy A. Reardon, Jonathan Sokoloff, Brian Tilzer, Eugenia Ulasewicz and Russell Walls. Mr. Walls has not been nominated for re-election as a Director at this Annual Meeting consistent with the Director Tenure Policy. In determining “independence” the Board considers any commercial, consulting, legal, accounting, charitable or any other business or non-business relationships that a Director or his or her immediate family may have with the Company. No such relationship exists for any of the independent Directors.
BOARD DIVERSITY POLICY
The Board Diversity Policy provides that in reviewing and assessing Board composition, the Nomination and Corporate Governance Committee will consider diversity of skills, industrial experience, background, ethnicity, gender and other qualities in order to maintain an appropriate range and balance of skills, experience and background on the Board. The Nomination and Corporate Governance Committee will monitor and review the Board Diversity Policy and its effectiveness on an annual basis and report to the Board with respect to any proposed amendments. The Board Diversity Policy is available on request from the Chief Governance Officer & Corporate Secretary and may be downloaded from www.signetjewelers.com.
DIRECTOR TENURE POLICY
The Board adopted a Director Tenure Policy, pursuant to which each independent Director must not stand for re-election to the Board at the next Annual Meeting of Shareholders following the earlier of his or her: (i) fifteenth anniversary of service on the Board, or (ii) seventy-fifth birthday, unless the Board in its absolute discretion determines that it is in the best interests of the Company and its Shareholders to nominate the Director for election to serve for an additional period of time. The Director Tenure Policy is available on request from the Chief Governance Officer & Corporate Secretary and may be downloaded from www.signetjewelers.com.
BOARD EVALUATION
The Corporate Governance Guidelines provide that the Directors will conduct an annual evaluation of the workings and efficiency of the Board, its committees and individual Directors to ensure that each Director continues to contribute effectively and demonstrates commitment to his or her responsibilities as a Director, and to help assess the future development needs of the Board and the Directors. As part of the annual Board evaluation, the Chairman of the Board will consider the balance of skills, experience, independence and knowledge of the Board, while ensuring diverse representation as described in the Board Diversity Policy. In Fiscal 2018, the Board engaged an independent third-party governance expert as part of its annual Board evaluation process. The independent third party interviewed each Director and then summarized and presented to the Board the feedback from these interviews. This review helped shape the focus of the Board’s work for Fiscal 2019 and beyond.
DIRECTOR ATTENDANCE AT THE ANNUAL MEETING OF SHAREHOLDERS
All Directors are required to attend the Annual Meeting of Shareholders. The Board schedules a Board meeting on the date of the Annual Meeting of Shareholders to facilitate attendance at the Annual Meeting of Shareholders by Directors. All Directors who were in office at the time attended the Annual Meeting of Shareholders held in June 2017.
MEETINGS AND ATTENDANCE DURING FISCAL 2018
In Fiscal 2018, the Board met seventeen times (including meetings by telephone). All incumbent Directors attended at least 75% of the aggregate number of meetings of the Board and those Board committees on which they served during their period of service in Fiscal 2018.
COMMUNICATION WITH DIRECTORS
The Board welcomes feedback from Shareholders and other interested parties. Any Shareholder or member of the public who wishes to send communications to the Board, the Chairman or any other individual Director may do so in writing, addressed to Mark Jenkins, Chief Governance Officer & Corporate Secretary, c/o Signet Group Services Limited, Imperial Place 3, Maxwell Road, Borehamwood, Hertfordshire, WD6 1JN, United Kingdom. All such communications will be reviewed promptly by the Chief Governance Officer & Corporate Secretary and, where considered appropriate, sent to the Director(s) or Committee Chair with a copy to the Chairman.
TRANSACTIONS WITH RELATED PERSONS
The Board has adopted written policies and procedures for the review, approval or ratification of transactions in which the Company participates and in which any Director, executive officer, Director nominee, five percent beneficial owner of the Company’s voting securities, or immediate family member of such officer, Director, Director nominee or security holder (each, a “Related Person”), has a direct or indirect material interest. In determining whether to approve or ratify any such transaction, the Board, on the recommendation of the Nomination and Corporate Governance Committee and/or the Audit Committee (depending on the nature of the transaction), would consider whether, based on the specific facts and circumstances of the transaction, such a transaction would be in the best interests of the Company. Any transaction considered to jeopardize the independence of a Director, be contrary to law or regulation, or potentially create or give the appearance of a conflict of interest (also required to be avoided pursuant to the Code of Ethics for Senior Officers and the Code of Conduct) would be prohibited.
Since the beginning of Fiscal 2018, the Company has not participated in any transaction or currently proposed transaction in which a Related Person had or will have a direct or indirect material interest.

CORPORATE SOCIAL RESPONSIBILITY
Corporate Social Responsibility (“CSR”) is a core component of Signet’s culture and focuses on four strategic pillars where the Company believes it can have the most impact: People, Responsible Sourcing, Environmental Stewardship and Charitable Giving. Signet’s efforts around CSR are about doing the right thing for all of the Company’s stakeholders—Customers, Team Members, Shareholders, Governments, Civil Society, Suppliers and the Communities in which it does business. These efforts are a part of Signet’s Core Values and the Company strives to put these Values into action because all its stakeholders increasingly expect Signet to support that all Team Members are engaged and motivated, ensure the integrity of its supply chain, minimize its environmental impact, and make a positive and visible impact as a good corporate citizen.
The Company lives its mission every day through the jewelry it sells as it helps customers Celebrate Life and Express Love® and firmly believes that CSR makes the business stronger and more sustainable over the long-term. To emphasize the importance of CSR, Signet has included highlights of its CSR achievements in its Annual Report on Form 10-K. More details can also be found in Signet’s 2017 CSR Report, available at http://www.signetjewelers.com/corporate-responsibility/CSR-Report-2017.
RISK MANAGEMENT AND ROLE OF THE BOARD IN RISK OVERSIGHT
The identification of major business risks is carried out in conjunction with operational management and appropriate steps are taken to monitor and mitigate risks. The Chief Legal & Transformation Officer (“CLTO”) coordinates the collection of risk management information and is responsible for assessing the Company’s day-to-day risk management processes and internal control structure, ensuring such processes satisfy the applicable standards at both business function and corporate levels. The findings are reported to the Audit Committee.
The Risk Committee, which is chaired by the CLTO, has a written charter approved by the Board; its members include the CEO, Chief Financial Officer, President & Chief Customer Officer, Chief Human Resources Officer, Chief Information Officer, Chief Communications Officer, Chief Digital Innovation Advisor, General Counsel & Executive Vice President Compliance, Risk & Loss Prevention, UK Executive Director, UK Finance Director, Senior Director Enterprise Risk Management & SOX, Manager Enterprise Risk Management & SOX, and UK Manager of Internal Audit & SOX.
The Risk Committee meets at least two times a year and reviews Signet’s risk management processes, consolidated principal risks identified by the Company, and emerging issues and new regulations. The CLTO and Chair of the Audit Committee meet periodically to discuss key matters arising from Signet’s risk management process and as appropriate, the Risk Committee submits reports to the Board. The Risk Committee has a written charter and requires participation by executive management teams. A U.K. sub-committee has also been established, chaired by the President & Chief Customer Officer. The Senior Director Enterprise Risk Management & SOX attends all sub-committee meetings to provide a consistent approach and additional review.
In its role in providing oversight of risk management, the Board annually agrees on the prioritized risks impacting the Company and the Board’s associated responsibilities, and reviews them on a quarterly basis; periodically invites business heads to present to the Board their prioritized risks impacting the Company and strategies for risk mitigation; and reviews Signet’s internal controls and risk governance framework and developments thereof. In addition, on a periodic basis, the Board reviews risk and internal audit updates provided by the Chair of the Audit Committee, and on a quarterly basis, it reviews and discusses reports provided by the CLTO on functional risk management activity.
COMPENSATION POLICIES AND RISK TAKING
The Compensation Committee has evaluated the Company’s policies and practices of compensating its employees and has determined that they are not reasonably likely to have a material adverse effect on the Company. The Compensation Committee has reached this conclusion based in part on a review conducted by its independent consultant that analyzed the Company’s compensation policies and practices for all employees, including executive officers. The Compensation Committee noted several aspects of the compensation programs that reduce the likelihood of excessive risk-taking:

•	Compensation for the executive officers is a mix of fixed and variable awards, with share-based compensation that vests in accordance with both time- and performance-based criteria;

•
The executive officer annual incentive program is predominantly based on operating income, held at constant currency, which the Committee believes is closely tied to the creation of long-term shareholder value. Performance targets for executive officers, which are reviewed and approved by the Compensation Committee, are set in advance and above-target payouts are reviewed to ensure a reasonable sharing of value created between management and Shareholders. Financial performance is audited by the Company’s external auditors before amounts are paid out under the annual incentive program;

•
Equity compensation is a combination of annually granted time-based restricted shares that generally vest ratably over three years and performance-based restricted share units that vest over three-year overlapping vesting periods. This approach addresses longer “tail” risks as participants remain exposed to the risks associated with their decisions through their ongoing unvested awards;

•	Long-term incentives are awarded in the form of whole share awards (instead of options), driving long-term share value creation, rather than rewarding share price volatility;

•	The CEO and other executive officers, including all NEOs, are subject to share ownership requirements;

•	The Company prohibits hedging of, and speculation in, Company shares by employees and Directors;

•
The Company has a clawback policy that applies to all employees who receive incentive awards and to all short- and long-term incentives. Certain repayment obligations may be triggered if there is a material restatement of the financial statements. Similarly, in the interest of fairness, should a restatement result in an under payment of incentive compensation, the Company will make up any difference; and

•
The Compensation Committee is comprised entirely of independent Directors and has engaged an independent consultant to review the risks associated with its compensation programs; it reviews the payouts under the annual incentive program, and it regularly benchmarks executive compensation against a carefully constructed and regularly reviewed peer group.

CORPORATE GOVERNANCE GUIDELINES AND CODE OF CONDUCT AND ETHICS
The Company has adopted corporate governance guidelines that address a number of corporate governance matters in accordance with NYSE listing rules. These guidelines may be downloaded from www.signetjewelers.com/guidelines. The Company strives to: act in accordance with the laws and customs of each country in which it operates; adopt proper standards of business practice and procedure; operate with integrity; and observe and respect the culture of each country in which it operates. To that end, the Company has adopted a statement of social, ethical and environmental principles and supporting policies applicable to all officers and employees. In addition, the Company has a policy on business integrity, as well as more detailed guidance and regulations as part of its staff orientation, training and operational procedures. These policies include the Code of Conduct, which is applicable to all Directors, officers and employees as required by NYSE listing rules, and the Code of Ethics for Senior Officers, which applies to the Chairman, CEO, Directors and other senior officers. Copies of these codes are available on request from the Chief Governance Officer & Corporate Secretary and may be downloaded from www.signetjewelers.com/ethics. The Company intends to satisfy the disclosure requirement regarding any amendment to, or a waiver of, a provision of the Code of Ethics for Senior Officers for the Company’s principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions, by posting such information on its website.
BOARD COMMITTEES
Certain matters are delegated to Board Committees, each with a written charter detailing its purpose, procedures, responsibilities and powers. The principal committees are: the Audit Committee, Compensation Committee, Nomination and Corporate Governance Committee, and the Corporate Social Responsibility Committee. The composition of each Board Committee is set out below. The Chief Governance Officer & Corporate Secretary acts as Secretary to each Committee.
Each Board Committee acts in accordance with its charter, as adopted by the Board, which is reviewed annually. Copies of the charters are available on request from the Chief Governance Officer & Corporate Secretary and may be downloaded from www.signetjewelers.com.
The composition of each principal Board Committee is detailed below. All members are independent under the NYSE Listing Standards.

Independent Director	Audit Committee	Compensation Committee	Nomination & Corporate Governance Committee	Corporate Social Responsibility Committee
H. Todd Stitzer
R. Mark Graf	●			●
Helen McCluskey	●		C
Sharon L. McCollam	●
Marianne Miller Parrs	C			●
Thomas Plaskett		C	●
Nancy A. Reardon		●
Jonathan Sokoloff		●	●
Brian Tilzer			●	●
Eugenia Ulasewicz		●		C
Russell Walls(1)	●
(1) Mr. Walls has not been nominated for re-election as a Director at this Annual Meeting consistent with the Director Tenure Policy.

AUDIT COMMITTEE
The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities with respect to the Company’s financial matters.
All of the members of the Audit Committee have significant financial experience as a result of senior executive positions held in other companies. The Audit Committee met ten times in Fiscal 2018.
The Board has determined that all members of the Audit Committee are financially literate, and that each of Ms. Parrs and Ms. McCollam is an “audit committee financial expert” within the meaning of SEC regulations.
The Audit Committee’s responsibilities include:

•	reviewing the Company’s financial statements, related audit findings and earnings releases, and accounting principles and policies;

•
recommending for appointment or termination by Shareholders of the Company’s independent registered public accounting firm; providing oversight of such firm; reviewing the quality-control procedures, independence and performance of such firm; and evaluating its proposed audit scope and fee arrangements;

•	approving in advance all audit and non-audit services to be rendered by the independent registered public accounting firm;

•	providing oversight of the Company’s systems of internal control over financial reporting, disclosure controls and procedures and risk management;

•	reviewing the effectiveness of the Company’s internal auditors and Disclosure Control Committee;

•	establishing procedures for complaints regarding accounting, internal accounting controls, auditing or other matters; and

•	reviewing and approving related person transactions.
COMPENSATION COMMITTEE
The Compensation Committee’s responsibilities include:

•	approving the overall compensation philosophy;

•	approving annual and long-term performance targets for executive officers;

•
in consultation with the Chairman, evaluating the performance of the CEO and, in consultation with the CEO, evaluating the performance of the other executive officers against corporate goals and objectives, and determining the total compensation earned by each person;

•	recommending to the Board for approval all termination protection agreements, other agreements and incentive compensation plans;

•	approving any share-based compensation awarded to employees of the Company; and

•	appointing, compensating and assessing the work of any compensation consultant, independent legal counsel or other advisor retained by the Compensation Committee.
The compensation of the independent Directors is determined by the full Board on the basis of recommendations made by the Compensation Committee after consultation with the Chairman, CEO and the Committee’s independent compensation consultant. Such recommendations are made after consideration of, among other factors, external comparisons, time commitments and the responsibilities of the independent Directors.
The Compensation Committee met seven times in Fiscal 2018.
The Compensation Committee has retained the services of an independent compensation consultant, Meridian Compensation Partners (“Meridian”). Meridian provides services to the Compensation Committee in connection with its review of executive and independent Director compensation practices, including the competitiveness of executive and Director pay levels, executive incentive design issues, market trends in executive and Director compensation and technical considerations. Meridian’s services to the Company are limited to advising the Compensation Committee on executive and Director compensation; Meridian does no other work for the Company. The Compensation Committee reviews and evaluates the independence of its consultant each year and has the final authority to hire and terminate the consultant. In considering Meridian’s independence, numerous factors were reviewed relating to Meridian and the individuals employed by Meridian who provided services to the Company, including those factors required to be considered pursuant to SEC and NYSE rules. Based on a review of these factors, the Compensation Committee has determined that Meridian is independent and that its engagement has not raised any conflict of interest.

For additional information regarding the operation of the Compensation Committee, including the role of consultants and management in the process of determining the amount and form of executive compensation, see CDA below.
The Compensation Committee delegates authority to a sub-committee, consisting of any two independent Directors, that has authority between Compensation Committee meetings to (i) approve benefits and perquisites for non-NEOs, (ii) review and approve any modification to any non-equity based incentive compensation plan for non-NEOs, (iii) review and approve employment, benefit and severance agreements for non-NEOs, and (iv) determine and approve the compensation levels for non-NEOs.
NOMINATION AND CORPORATE GOVERNANCE COMMITTEE
The Nomination and Corporate Governance Committee’s responsibilities include:

•	assisting the Board in the selection and nomination of Directors and senior management;

•	reviewing the composition and balance of the Board and its Committees, as well as Board and senior management succession;

•	coordinating and overseeing the annual evaluation of the Board, its committees and management; and

•	assisting the Board in the consideration and development of appropriate corporate governance guidelines and other matters of corporate governance.
The Nomination and Corporate Governance Committee uses the services of external recruitment agencies to identify suitable candidates for senior executive posts and for all Board appointments, with interviews carried out in accordance with a formal process.
In evaluating candidates, the criteria that the Nomination and Corporate Governance Committee generally views as relevant and is likely to consider include experience, particularly experience that is specifically relevant to the business or reflects an area of expertise, and background or diversity that the Committee feels is either missing or particularly important to the Board’s effectiveness and efficiency. The candidate must possess the highest level of personal and professional ethics and integrity, and be prepared to consistently commit the time and effort necessary to fulfill the duties and responsibilities of the position. The Board Diversity Policy provides that, in reviewing and assessing Board composition, the Committee will consider diversity of skills, industry experience, background, ethnicity, gender and other qualities in order to maintain an appropriate range and balance of skills, experience and background on the Board. In Fiscal 2018, the Company engaged third-party director search firms.
When the role of the Chairman or any matter relating to succession of the role is discussed, the Chairman may be consulted, but the responsibility for preparing a job specification and making any recommendation to the Board rests with the Nomination and Corporate Governance Committee.
A Shareholder who wishes to recommend an individual to the Nomination and Corporate Governance Committee for its consideration as a nominee for election to the Board may do so in writing to the Chief Governance Officer & Corporate Secretary, c/o Signet Group Services Limited, Imperial Place 3, Maxwell Road, Borehamwood, Hertfordshire, WD6 1JN, United Kingdom. The Nomination and Corporate Governance Committee will evaluate Shareholder recommendations for candidates to the Board in the same manner as candidates suggested by other Directors or search firms.
As more fully described in the Company’s Bye-laws, a Shareholder desiring to propose a person for election as a Director must include in a written notice all of the information required to be disclosed in solicitations of proxies for the election of Directors, or as otherwise required pursuant to Regulation 14A under the Exchange Act. This includes the person’s written consent to being named in the Proxy Statement as a nominee and serving as a Director if elected, the name and address of the proposing Shareholder and the number of shares of the Company beneficially owned by such Shareholder.
The Nomination and Corporate Governance Committee met six times in Fiscal 2018.
CORPORATE SOCIAL RESPONSIBILITY COMMITTEE
The Corporate Social Responsibility Committee’s responsibilities include:

•
defining the Company’s corporate and social obligations as a responsible citizen, overseeing conduct in the context of those obligations, and overseeing the creation of appropriate policies and supporting measures;

•	monitoring the Company’s engagement with external stakeholders and other interested parties;

•	monitoring the Company’s overall approach to corporate responsibility and ensuring it is in line with the overall business strategy;

•	ensuring that the Company has appropriate policies and systems in place relating to community relations, human rights and responsible supply chain management;

•	monitoring the implementation of appropriate policies and initiatives with respect to energy management, climate change, carbon footprint, waste management and sustainable sourcing; and

•	monitoring community support programs and ensuring appropriate corporate giving policies are adopted.
The Corporate Social Responsibility Committee met three times in Fiscal 2018.

Report of the Audit Committee

The Company’s Annual Report on Form 10-K includes the audited consolidated balance sheets of the Company and its subsidiaries as of February 3, 2018 (“Fiscal 2018”) and January 28, 2017 (“Fiscal 2017”), and the related audited consolidated income statements, statements of comprehensive income, statements of cash flow, and statements of shareholders’ equity, for each of Fiscal 2018, Fiscal 2017, and the fiscal year ended January 30, 2016 (“Fiscal 2016”). The balance sheets and statements (the “Audited Financial Statements”) were audited and are the subject of reports by the Company’s independent registered public accounting firm, KPMG LLP (“KPMG”). The Audited Financial Statements are available at www.signetjewelers.com.
The Audit Committee reviewed and discussed the Audited Financial Statements with management and otherwise fulfilled the responsibilities set forth in its charter. An evaluation of the effectiveness of the Company’s internal control over financial reporting was discussed by the Audit Committee with management and KPMG.
The Audit Committee also discussed applicable matters under Public Company Accounting Oversight Board (“PCAOB”) standards with KPMG, including the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, adopted by the PCAOB. The required written disclosures and letter regarding KPMG communications with the Audit Committee and independence were received by the Audit Committee, and independence was discussed with KPMG.
Based upon the review and discussions referred to above, the Audit Committee recommended to the Company’s Board that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for Fiscal 2018.
The Audit Committee annually reviews the independence and performance of KPMG, including its lead audit partner and engagement team, in connection with the Committee’s responsibility for the appointment and oversight of the Company’s independent public accountants and determines whether to re-engage KPMG or consider other audit firms. In doing so, the Committee considers, among other things, such factors as:

•	the quality and efficiency of KPMG’s historical and recent performance on the Company’s audit;

•	KPMG’s capability and expertise;

•	the quality and candor of communications and discussions with KPMG;

•	the ability of KPMG to remain independent;

•	external data relating to audit quality and performance (including recent PCAOB reports on KPMG and its peer firms);

•	and the appropriateness of fees charged; and

•	KPMG’s tenure as the Company’s independent public accountants and their familiarity with our operations, businesses, accounting policies and practices, and internal control over financial reporting.
In accordance with the SEC’s rules and KPMG's policies, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide services to the Company. For lead partners, the maximum number of consecutive years of service in that capacity is five years. Accordingly, the process for selection of the Company’s lead partner involves meetings between the members of the Audit Committee and the candidate for the role, as well as a discussion by the full Audit Committee and with management.
Based on the foregoing considerations, the Audit Committee believes that the continued retention of KPMG to serve as the Company’s independent public accountants is in the best interests of the Company and its Shareholders.
MEMBERS OF THE AUDIT COMMITTEE
Marianne Miller Parrs (Chair)
R. Mark Graf
Helen McCluskey
Russell Walls
THE INFORMATION CONTAINED IN THE FOREGOING REPORT SHALL NOT BE DEEMED TO BE “SOLICITING MATERIAL” OR TO BE “FILED” WITH THE SEC, NOR SHALL THE INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE IN A FILING.

Executive Officers of the Company

The executive officers of the Company are:

Executive Officer	Age	Position	Year Joined Signet
Virginia C. Drosos	55	Chief Executive Officer	2017
Michele Santana	47	Chief Financial Officer	2010
Steven Becker(1)	61	Chief Human Resources Officer	2005
Lynn Dennison	54	Chief Legal & Transformation Officer	2011
Oded Edelman	51	President of JamesAllen.com and Chief Digital Innovation Advisor	2017
Sebastian Hobbs	48	President & Chief Customer Officer	2011
Mark Jenkins(1)	60	Chief Governance Officer & Corporate Secretary	2004
Howard Melnick	56	Chief Information Officer	2017
George Murray(1)	62	Chief Retail Insights & Strategy Officer	1992
Carol Schumacher	61	Chief Communications Officer	2018
(1) Mr. Becker and Mr. Murray are leaving the Company effective May 5, 2018; Mr. Jenkins is leaving the Company effective June 30, 2018.

Virginia C. Drosos, 55—see biographical information in section “Proposal 1: Election of Directors - Virginia C. Drosos” of this Proxy Statement.
Michele Santana, 47, became Chief Financial Officer of Signet in August 2014, having previously been Senior Vice President and Financial Controller since October 2010. Prior to joining Signet, Ms. Santana was Director of Internal Audit at Cliffs Natural Resources Inc. and also held key leadership positions at KPMG LLP. Ms. Santana is a certified public accountant.
Steven Becker, 61, joined the Sterling Jewelers Division in 2005 as Senior Vice President, Human Resources and was promoted to Chief Human Resources Officer for Signet in May 2014. Prior to joining Signet, Mr. Becker held other senior Human Resources positions, most recently at OfficeMax.
Lynn Dennison, 54, was appointed Chief Legal & Transformation Officer in February 2018. Ms. Dennison joined the Sterling Jewelers Division in January 2011 as Senior Vice President, Legal, Compliance and Risk Management, was promoted to Signet Chief Legal, Risk & Corporate Affairs Officer in December 2014. During her tenure at Signet, she has led numerous functional groups, including Real Estate and Store Planning, Indirect Sourcing and Internal Audit. Prior to joining Signet, Ms. Dennison held other senior legal positions, most recently at Tecumseh Products Company.
Oded Edelman, 51, became Chief Digital Innovation Advisor in September 2017. Mr. Edelman has been the Chief Executive Officer of R2Net Inc., the parent company of online diamond and bridal jewelry retailer, James Allen, since he founded it in 2007. Signet completed the acquisition of R2Net Inc. on September 12, 2017. Mr. Edelman has decades of experience in the diamond industry.
Sebastian Hobbs, 48, was promoted to President & Chief Customer Officer in January 2017, having previously been Managing Director, UK Division since July 2013. Prior to this, Mr. Hobbs was Commercial Director, UK Division from March 2011. Prior to joining Signet, Mr. Hobbs held other senior retail positions, most recently as Group Commercial Director at Blacks Leisure Group plc. Mr. Hobbs is also a Director of Jewelers for Children.
Mark Jenkins, 60, has been Corporate Secretary since 2004 and Chief Governance Officer since December 2014. He was Chief Legal Officer from September 2012 until December 2014. Previously, he was Director and Company Secretary at COLT Telecom Group plc and Group Company Secretary at Peek plc. He is a barrister.
Howard Melnick, 56, became Chief Information Officer (CIO) in February 2018, following his service in this position as interim CIO. Prior to Signet, Mr. Melnick was CIO at Ralph Lauren. Previous technology leadership positions were at Marriott International and Pepsi-Cola International. He is also a Certified Public Accountant.
George Murray, 62, became Chief Retail Insights & Strategy Officer in January 2017, having previously been Chief Merchandising & Marketing Officer since July 2015 and President, Zale Division between July 2014 and July 2015. Prior to this, Mr. Murray served as Senior Vice President of Marketing, Advertising and Public Relations for the Sterling Jewelers Division and held a number of management positions since joining the Sterling Jewelers Division in 1992.
Carol Schumacher, 61, joined Signet in February 2018 as Chief Communications Officer. Her prior experience includes corporate officer positions in communications, investor relations and corporate affairs with Walmart, Home Depot and Intercontinental Exchange.

Executive Compensation
Compensation Discussion and Analysis
This CDA describes the objectives and the role of the Compensation Committee and discusses the philosophy upon which the Compensation Committee bases its decisions in its endeavors to meet these objectives. The CDA also describes the Company’s executive compensation policies and the material elements of compensation awarded to, earned by, or paid to the NEOs.
EXECUTIVE TRANSITIONS
On July 13, 2017, Mark Light retired from the Board and his position as CEO, effective as of July 31, 2017. The Board appointed Virginia C. Drosos, a member of the Board, as the CEO effective August 1, 2017. Oded Edelman became Chief Digital Innovation Advisor of the Company upon the completion of Signet’s acquisition of R2Net Inc. on September 12, 2017.

Our NEOs for Fiscal 2018 included:

NEO	Position
Virginia C. Drosos	Chief Executive Officer
Michele Santana	Chief Financial Officer
Oded Edelman	President of JamesAllen.com and Chief Digital Innovation Advisor
George Murray	Chief Retail Insights & Strategy Officer(1)
Sebastian Hobbs	President & Chief Customer Officer
Mark Light	Former Chief Executive Officer
(1) George Murray will be leaving the Company effective May 5, 2018.
EXECUTIVE SUMMARY
The Compensation Committee considers Signet’s business results, among other factors, when evaluating the executive compensation program and incentive payouts. Signet’s performance results are summarized below and on the following pages.

The Company’s performance directly impacted compensation paid to the NEOs in Fiscal 2018. The past year in the retail industry saw considerable pressure driven by macroeconomic factors and changing dynamics in consumer discretionary spending. In addition, as previously disclosed, the Company experienced execution issues with the disposition of the first phase of its credit program and other operational issues. The Company did not meet the performance goals it set, and no payments were made under the Company’s annual incentive plan. In addition, performance-based restricted share units granted in Fiscal 2016 did not vest because the applicable performance criteria were not satisfied. More information with respect to recent performance and these elements of Signet’s compensation program is provided below.

COMPENSATION PHILOSOPHY
Signet’s compensation program is designed to attract, incentivize and retain the executive talent needed to achieve the Company’s business vision: to be the world’s premier jeweler by relentlessly connecting with customers, earning their trust with every interaction everywhere.
Signet must employ, motivate and retain superior management to accomplish corporate goals. Therefore, total compensation is targeted at approximately the median of a custom group of comparator companies. Those companies have been chosen to reflect various attributes similar to Signet and also because they may attempt to attract Signet executives if compensation is not competitive. Executives are paid in a range around the median that is dependent upon, among other things, the executive’s experience, internal equity considerations and proven ability to consistently deliver superior performance.
The total aggregate compensation at target performance for the NEOs in Fiscal 2018 fell below the comparator company median.
The principles underlying Signet’s executive compensation decisions are as follows:

1.
The compensation program must align the interests of senior management with those of Shareholders. This is achieved by delivering a significant portion of total compensation for executives as incentives dependent on factors that should reflect long-term growth in Shareholder value.

2.
With the exception of new-hire awards that might include guaranteed amounts, the only element of guaranteed pay is base salary. The percentage of at-risk compensation increases in line with the responsibility and experience of each executive.

3.	Elements of compensation that are at risk should reward annual and multi-year exceptional performance.

4.	Compensation should include a retention component to encourage high performing executives to remain with the Company.

5.	The compensation program should be constructed so that the NEOs understand and are motivated to achieve the performance required to receive various levels of payments.

6.	The compensation program should encourage all executive officers to build a substantial holding of the Company’s shares.
CONSIDERATION OF “SAY-ON-PAY” VOTE
In June 2017, the Company’s Say-on-Pay proposal passed with 98.1% of the Shareholder advisory votes in favor of the Company’s executive compensation program. The Compensation Committee concluded that Shareholders were supportive of the Company’s executive compensation design and philosophy. The Compensation Committee will continue to consider Say-on-Pay results in the design of the Company’s compensation program.

TARGET NEO PAY MIX
The following charts illustrate the total target compensation mix for the Company’s current CEO and average target compensation mix for other current NEOs, but does not reflect actual compensation mix for Fiscal 2018, as discussed below. As these charts show, the Company aligns pay levels for its NEOs with the Company’s performance. Approximately 85% of the CEO’s total target compensation, and approximately 67% of the average target total compensation of other NEOs, is based on performance and/or aligned with Shareholder interests over the short-term or long-term.

ROLE OF THE COMPENSATION COMMITTEE
The Compensation Committee sets the compensation for the Company’s NEOs to motivate them to achieve Signet’s business objectives and ensure that they are fairly rewarded for their individual contributions to the Company’s performance. In doing so, the Compensation Committee considers the interests of Shareholders, the financial and commercial health of the business, compensation parameters for all levels of the organization, and other conditions throughout Signet. The Compensation Committee also ensures that Signet’s compensation remains competitive as discussed above.
ROLE OF COMPENSATION CONSULTANTS
The Compensation Committee regularly uses external independent advice. Meridian performs the following services on behalf of the Compensation Committee:

•	Competitive market pay analysis for executive positions and non-employee Directors;

•	Market trends in executive and non-employee Director compensation;

•	Pay-for-performance analysis and review of risk in the Company’s pay programs;

•	Ongoing support with regard to the latest relevant regulatory, governance, technical, and/or financial considerations impacting executive compensation and benefit programs;

•	Assistance with the design of executive compensation or benefit programs, as needed;

•	Annual review of the compensation benchmarking peer group; and

•	Other items as determined appropriate by the Chair of the Compensation Committee.
For more information on the Committee’s independent compensation consultant, Meridian, see section “Role of the Board - Compensation Committee.”
ROLE OF EXECUTIVES
The CEO provides the Compensation Committee with a performance assessment for each of the other NEOs and makes recommendations for their target compensation levels, including salaries, target bonus levels, and equity awards. The Compensation Committee uses these assessments, along with other information, to determine final NEO compensation. The Chief Financial Officer and Chief Human Resources Officer regularly attend Compensation Committee meetings at the request of the Committee, but are not present for the executive sessions or for any discussion of their own compensation.

COMPETITIVE BENCHMARKING ANALYSIS
When analyzing the market data provided by Meridian, the Compensation Committee focuses on a peer group of companies for benchmarking purposes where possible. The Compensation Committee annually reviews the composition of the peer group to assess its continued appropriateness. The Fiscal 2018 peer group companies had the following characteristics:

•	International operations;

•	Headquarters in North America and traded on a North American stock exchange;

•	Median sales approximating those of Signet’s; and

•	Revenue generally ranging from half to twice the Company’s revenue.

The Fiscal 2018 group consisted of the following 15 companies, which are the same companies used for Fiscal 2017:

Abercrombie & Fitch Co.	L Brands, Inc.	Tapestry Inc.
American Eagle Outfitters, Inc.	Michael Kors Holdings Ltd.	Tiffany & Co.
Dick’s Sporting Goods Inc.	Nordstrom Inc.	Urban Outfitters Inc.
Foot Locker, Inc.	PVH Corp.	V.F. Corporation
Hudson’s Bay Company	Ralph Lauren Corporation	Williams-Sonoma, Inc.
The chart below shows the total revenues (in millions) as of the end of Fiscal 2017 for all peers.
This peer group was the primary source of market data for the NEOs, with the exception of the Chief Digital Innovation Advisor, whose compensation was determined through contract negotiations when he joined the Company during Fiscal 2018 with the acquisition of R2Net Inc.
DETERMINING EXECUTIVE COMPENSATION
The Compensation Committee’s objective is to deliver and maintain competitive executive compensation in accordance with its compensation principles.
The Compensation Committee believes that the greater the responsibility and direct influence over the Company’s performance an executive officer has, the more his or her total compensation should be weighted toward incentive payments. The Compensation

Committee considers the annual compensation benchmarking data described earlier, along with other factors such as an executive officer’s level of experience, the Company’s desire to retain the executive, the availability of replacement personnel, as well as the individual’s responsibilities and actual performance when setting target compensation levels.
The Compensation Committee also reviews tally sheets covering all elements of compensation including benefits, perquisites, and potential payments upon termination or change of control, to understand how each element of compensation relates to other elements and to the compensation package as a whole.
At the beginning of each fiscal year, the CEO recommends total compensation levels (including salary, target bonus and target long-term incentive value) for the NEOs, other than for herself. The Compensation Committee considers these recommendations and determines final compensation levels for the NEOs as well as the CEO based on the factors described above.

COMPENSATION OVERVIEW, OBJECTIVES AND KEY FEATURES
The Compensation Committee has established an executive compensation program that contains the following key components:

Component	Objective	Key Features
Base salary	Provide a fixed level of pay that is not at risk and reflects individual experience and ongoing contribution and performance.	Designed to retain key executive officers by being competitive but is not considered to be the primary means of incentivizing or recognizing performance.
Annual bonus	Motivate and reward achievement of annual financial results against established annual goals of the Company.	Cash payments are dependent on the degree of achievement against annual performance targets. This element is payable just after the end of the fiscal year in which it was earned.
Long-term incentives (time-based restricted shares and performance-based restricted share units)	Align management with long-term Shareholder interests; retain executive officers; motivate and reward achievement of sustainable earnings growth and returns.
Time-based restricted share awards vest upon the continuance of service; performance-based restricted share units require achievement of Company financial goals over a three-year performance period and require continued service.

An additional component of the compensation program is the benefits package, which includes a deferred compensation plan, retirement benefits and health and life insurance. The objective of the benefit package is to retain executive officers over the course of their careers.
ELEMENTS OF NEO COMPENSATION
(a) Base Salary
Each NEO receives a fixed level of base salary as compensation for services rendered during the fiscal year. Base salaries are monitored to support the executive compensation program’s objectives of attracting and retaining management.
Base salaries of the NEOs during Fiscal 2018 and Fiscal 2017 are listed in the table below. None of the NEOs who were employed by the Company in Fiscal 2017 received an increase in base salary for Fiscal 2018, with the exception of Mr. Hobbs, who was promoted to his current position of President & Chief Customer Officer in January 2017.

NEO	Fiscal 2018 Salary(1)	Fiscal 2017 Salary
Virginia C. Drosos(2)	$1,500,000	$—
Michele Santana	$700,000	$700,000
Oded Edelman(2)	$525,000	$—
George Murray	$700,000	$700,000
Sebastian Hobbs(3)	$700,000	$504,000
(1) The actual salary received by each NEO during Fiscal 2018 is set forth in the Summary Compensation Table. Mr. Light's base salary was $1,250,00 for both Fiscal 2018 and Fiscal 2017.
(2) Ms. Drosos was appointed CEO in August 2017, and Mr. Edelman was appointed Chief Digital Innovation Advisor in September 2017.
(3) Mr. Hobbs’ Fiscal 2017 salary was paid in pounds. The amount reported above is calculated at an exchange rate of £1:$1.26, the exchange rate as of the last business day of Fiscal 2017.
(b) Annual Bonus (STIP)
Annual bonus performance targets and actual bonuses paid in light of the Company’s performance are reviewed and approved by the Compensation Committee each year.
This incentive program focuses management on achieving annual performance objectives. The annual bonus is based on a pre-determined formula based on Company-wide performance. In determining the performance target at the start of each year, the Compensation Committee considers relevant market data, including the relative positioning of the Company’s performance in its sector, as well as its current business plans. There is a maximum bonus payout level set each year on such awards, which is twice the target level. The Committee also sets a threshold performance level, below which no payments are made. This incentive program focuses management on achieving each year’s financial objectives.

Annual Bonus Fiscal 2018
In setting the performance criteria for Fiscal 2018, the Compensation Committee agreed that the STIP would be based solely on adjusted operating income (“Adjusted STIP Operating Income”) to focus on driving profit. In prior years, the Company had focused on both Adjusted STIP Operating Income and comparable store sales. The Compensation Committee decided to shift the focus to Adjusted STIP Operating Income exclusively for Fiscal 2018 given the financial challenges faced by the Company as well as the industry as a whole. The Committee will resume using comparable store sales in Fiscal 2019, as will be discussed further in next year’s proxy. Adjusted STIP Operating Income is a non-GAAP measure, calculated as operating income, adjusted to reflect results at constant currency and for the impact of the acquisition of R2Net Inc. and the disposition of the first phase of the Company’s credit program.
As of the end of Fiscal 2018, target and potential maximum bonuses as a percentage of salary were as set out below. These bonus targets are the same as Fiscal 2017 for those NEOs employed by the Company in Fiscal 2017.

NEO	Position	Target Bonus as a Percentage of Base Salary (1)	Maximum Bonus as a Percentage of Base Salary(1)
Virginia C. Drosos	Chief Executive Officer	150%	300%
Michele Santana	Chief Financial Officer	75%	150%
Oded Edelman(2)	President of JamesAllen.com and Chief Digital Innovation Advisor	75%	150%
George Murray	Chief Retail Insights & Strategy Officer	75%	150%
Sebastian Hobbs	President & Chief Customer Officer	75%	150%
(1) Bonus target and maximum levels for Mr. Light during Fiscal 2018 were 150% and 300%, respectively.
(2) Mr. Edelman did not participate in Signet's STIP program in Fiscal 2018. His bonus levels apply to the JamesAllen.com STIP, which is discussed in more detail below.

At threshold performance levels, nothing is paid to executives. Performance must exceed threshold goals to earn any bonus payout, which is paid on a linear basis from zero to 100% of the target bonus. There is a target achievement band with a target payout at any point within the band. The Compensation Committee elected to use a target band, rather than a single point target, due to volatile market conditions. Performance in excess of the target band up to the maximum results in a bonus paid on a linear basis from 100% to 200% of the target bonus.
The threshold (the level at which bonus will start to accrue), target band, maximum and actual numbers for Fiscal 2018 were as follows:

Target Band
	Threshold	Lower Bound	Upper Bound	Max	Actual Achieved
Adjusted STIP Operating Income	$737.0m	$766.0m	$776.0m	$845.0m	$612.9m

After reviewing the actual performance achieved against the criteria set at the beginning of Fiscal 2018, the Committee approved the performance noted above as part of the Fiscal 2018 year-end process resulting in no bonus payments.
Executive
In connection with her hiring, Ms. Drosos and the Board agreed that she would receive a minimum bonus payment for Fiscal 2018 equal to $1,500,000 (or 67% of her target bonus). This payment was offered because she was hired after the start of the fiscal year and to secure her employment. This payment is reflected in the bonus column of the Summary Compensation Table on page 50.

JamesAllen.com STIP
Mr. Edelman participated in a JamesAllen.com STIP program for the portion of Fiscal 2018 after the Company acquired R2Net Inc. The JamesAllen.com STIP program was based 75% on sales and 25% on adjusted operating income (a non-GAAP measure, calculated as operating income, adjusted to exclude the impact of expense allocations from Signet). The Compensation Committee selected these performance criteria to continue the focus on sales growth while also driving profitability and harmonizing R2Net's financial goals with those of Signet. At threshold performance levels, nothing is paid. Performance must exceed threshold goals to earn any bonus payout, which is paid on a linear basis from zero to 100% of the target bonus. The threshold (the level at which bonus will start to accrue), maximum and actual numbers for Fiscal 2018 were as follows:

JamesAllen.com
	Threshold	Target	Max	Actual Achieved
Sales	$87.0m	$98.0m	$109.0m	$88.1m

JamesAllen.com
	Threshold	Target	Max	Actual Achieved
Adjusted Operating Income	$4.8m	$5.4m	$6.0m	$(2.8)m
After reviewing the actual performance achieved against the criteria set at the time of the acquisition, the Committee approved the performance noted above as part of the Fiscal 2018 year-end process resulting in the actual bonus payment to Mr. Edelman of $11,732, which reflects a payout of 7.5% of his target bonus, prorated to reflect the 145-day period since the Company acquired R2Net Inc. on September 12, 2017.

(c) Long-Term Incentive Plans (“LTIP”)
The Compensation Committee believes that long-term share-based incentives are appropriate and necessary to properly focus the executive officers on long-term results and align their interests with those of Shareholders.
Long-Term Incentive Grants in Fiscal 2018
The Fiscal 2018 equity grant under the Signet Jewelers Limited Omnibus Incentive Plan (the “Omnibus Plan”) included performance-based restricted share units at 65% and time-based restricted shares at 35% of the overall award granted.
Generally, long-term incentive grants are made at the same time as the annual compensation reviews. The value delivered through long-term incentives is determined holistically in the context of total compensation levels. This process, as described above, considers benchmarking data, retention needs, level of responsibility, and individual performance. The number of time-based restricted shares and performance-based restricted share units granted to NEOs in Fiscal 2018 was based upon an award methodology using a share price calculated by averaging the closing price of a Common Share on the NYSE for the 20 trading days commencing on March 10, 2017, the day after the Fiscal 2017 results announcement. The grant date for time-based restricted shares was April 7, 2017, and the grant date for performance-based restricted share units was April 27, 2017. The number of time-based restricted shares and performance-based restricted share units granted to each NEO in Fiscal 2018 using this award methodology is set forth in the “Grants of Plan-Based Awards” table and discussed in more detail below.
In connection with her hiring, Ms. Drosos and the Board agreed that she would receive a Fiscal 2018 long-term incentive grant equal to $6,000,000 and that it would take the same form as grants made to other executives for the year. This grant was made on August 1, 2017.
Performance-Based Restricted Share Units
The Committee determined that the performance-based restricted share unit targets for the Fiscal 2018 grant would cover a three-year performance period, and that awards would be weighted 80% on cumulative adjusted operating income (“Adjusted LTIP Operating Income”) and 20% on return on capital employed (“LTIP ROCE”). Adjusted LTIP Operating Income is a non-GAAP measure, calculated as operating income, adjusted to reflect results at constant currency. LTIP ROCE is a non-GAAP measure calculated as being the adjusted LTIP Operating Income divided by the single point, year-end capital employed balance, using a constant currency exchange rate, per the Company’s consolidated balance sheet. These measures were chosen because the Compensation Committee believes that the appropriate combination of growth and return drive long-term shareholder value. NEOs can earn between 0% and 200% of their share award depending on performance results over the three-year period, subject to continued service with the Company during such period.
For grants made in Fiscal 2018, consistent with past practice, the three-year cumulative performance target is based upon the Company’s consolidated financial projections for Fiscal 2018 to Fiscal 2020, adjusted to exclude the impact of material transactions during the performance period. At the time of the grant in April 2017, the Company was engaged in negotiations to outsource the credit business. To accommodate the complexity and variability under alternative scenarios, the Committee utilized its discretion to set the target component attributable to Fiscal 2018 in April 2017, while establishing the target components attributable to Fiscal 2019 and Fiscal 2020 equal to the Company’s consolidated financial projections established in connection with the Fiscal 2019 long-range planning process in March 2018. As a result, the three-year cumulative performance target is based upon the former Signet business prior to the disposition of the first phase of the Company’s credit portfolio and the acquisition of R2Net Inc. during Fiscal 2018; and for Fiscal 2019 and 2020, it includes R2Net operating income and the impact of the fully outsourced credit model, and excludes costs associated with the Signet Path to Brilliance transformation plan. The level of achievement for Adjusted LTIP Operating Income will payout at 25% (minimum) upon achievement of approximately 92% of the three-year cumulative performance target and 200% (maximum) upon achievement of approximately 108% of the three-year cumulative performance target. Achievement of any payout over the three-year cumulative performance period will require significant outperformance of operating plans for Fiscal 2019 and Fiscal 2020. The performance target and actual performance as measured against the target will be disclosed at the end of the three-year performance period.
The second goal for the Fiscal 2018 grant is achievement of target LTIP ROCE over the performance period of 26.3%, with a minimum threshold of 19.4% and maximum of 29.1%.

Time-Based Restricted Shares
One-third of the time-based restricted shares granted in Fiscal 2018 will vest on each of the first, second and third anniversary of the grant date subject to continued service with the Company.
Time-based restricted share awards were granted under an award pool formula established by the Compensation Committee based on Company performance in the prior fiscal year. This award pool formula was intended to comply with the qualified performance-based compensation requirements under section 162(m) of the Internal Revenue Code. For time-based restricted share awards granted in Fiscal 2018, the pool was based on attaining an adjusted operating income performance hurdle for Fiscal 2017. The actual share awards granted from the pool were determined using the process described above under “Long-Term Incentive Grants in Fiscal 2018.”
In connection with her hiring, Ms. Drosos and the Board agreed that she would receive a special one-time grant of 81,900 restricted Common Shares, 50% of which would vest on February 4, 2018, with the balance vesting on February 3, 2019, subject to Ms. Drosos’s continued employment (“One-Time Award”). This grant was made to compensate Ms. Drosos for compensation that she would forfeit by leaving her previous employer and to secure her employment. This grant was made on August 1, 2017.
After completion of the acquisition of R2Net Inc., Mr. Edelman was granted a one-time long-term incentive retention grant of 33,962 shares, one-third of which will vest on the date the Company announces its results for the fiscal year ended February 2, 2019, and two-thirds of which will vest on September 12, 2020 (the 36-month anniversary of the effective date of the Agreement and Plan of Merger related to the acquisition of R2Net). This grant was made to ensure effective integration of R2Net and to further align Mr. Edelman’s interests with Shareholders. This grant was made on November 18, 2017. Mr. Edelman will not be eligible for annual consideration for LTIP awards until Fiscal 2020.

Determinations Related to Vesting of Previously Granted Performance-Based Long-Term Incentive Awards
In March 2018, the Committee certified performance for the three-year performance-based restricted share unit awards granted in Fiscal 2016, covering the performance period of Fiscal 2016 through Fiscal 2018. These awards were weighted 80% on Adjusted LTIP Operating Income and 20% on LTIP ROCE. Adjusted LTIP Operating Income was further adjusted (i) for the legal settlement over appraisal rights in Fiscal 2016, which was not anticipated when targets were set, and (ii) to reflect results at constant currency.
Performance targets and actual performance for these measures are shown below. The awards vested at 0% of target.

	Threshold (Pays 0% of Target)	Target (Pays 100% of Target)	Maximum (Pays 200% of Target)	Actual	Share Award Vesting (as a Percentage of Target)
3-Year Cumulative Adjusted LTIP Operating Income (in millions)	$2,425m	$2,634m	$2,766m	$2,098m	—%

	Threshold (Pays 0% of Target)	Target (Pays 100% of Target)	Maximum (Pays 200% of Target)	Actual	Share Award Vesting (as a Percentage of Target)
LTIP ROCE	22.2%	24.1%	25.3%	21%	—%

(d) Retirement & Deferred Compensation
The Company provides retirement and deferred compensation benefits to NEOs and employees, both as a retention mechanism and to provide a degree of financial security post retirement.
U.S. Benefits
In the U.S., there are two defined contribution savings vehicles. The primary retirement vehicle is the Company-sponsored Signet Jewelers 401(k) Retirement Savings Plan (the “401(k) Plan”), which is a qualified plan under federal guidelines.
Currently the Company matches 50% of an employee’s elective salary deferral up to a maximum of 6% of the employee’s eligible compensation in order to be market competitive. The annual elective salary deferral for each employee is subject to certain maximum statutory limitations.
Under federal guidelines, the 401(k) Plan contributions by senior management may be reduced based on the participation levels of lower-paid employees. Therefore, a supplemental plan, the Deferred Compensation Plan (the “DCP”), an unfunded, non-qualified plan under Federal guidelines, was established for senior management to assist with pre-tax retirement savings in addition to the 401(k) Plan. The Company provides a discretionary 50% matching contribution under the DCP for each participant’s annual deferral, up to 10% of the participant’s annual eligible compensation. Although the DCP also permits additional employer discretionary contributions, the Company did not make any additional discretionary contribution in Fiscal 2018.
The NEOs, other than Mr. Light and Mr. Edelman, are eligible for benefits provided via the 401(k) Plan and the DCP.

UK Benefits
In the UK, there is a single defined contribution savings vehicle. Company contributions depend on grade (10% of pensionable salary at the executive level) and in some cases, service (though not in the case of executives). To trigger the Company contribution, an employee must contribute a minimum percentage of pensionable salary (3% at the executive level). The employee may contribute more if they wish. Mr. Hobbs participated in the UK benefit until March 31, 2017, after which time he began participating in the U.S. benefits described above.
Israeli Benefits
Mr. Edelman is entitled to participate in or receive certain benefits, such as a pension arrangement (i.e., manager’s insurance policy and/or a pension fund, or a combination of plans that best meet his anticipated future needs) and study fund, which are customary benefits provided to executive employees in Israel. A pension arrangement is a combination of severance savings (in accordance with Israeli law), defined contribution tax-qualified pension savings and disability insurance coverage. A study fund is a savings fund of pre-tax contributions to be used after a specified period of time for advanced educational training and other permitted purposes, as set forth in the by-laws of the study fund. The Company will make periodic contributions to these benefit plans based on certain percentages of Mr. Edelman’s pensionable salary, including: (i) 8.33% allocated to severance pay; (ii) 6.5% allocated to pension fund payments (which may be increased up to 7.5% if Mr. Edelman chooses manager’s insurance, and then such contributions will include contributions to disability insurance); and (iii) 7.5% allocated to the study fund, capped at the tax-exempt ceiling for the study fund set by the applicable law (NIS15,712, or approximately $4,475). In addition, the Company pays Mr. Edelman an additional monthly payment equal to the Company’s contributions to severance pay and pension fund payments based on the part of Mr. Edelman’s base salary that exceeds his pensionable salary.
(e) Health & Welfare
NEOs participate in various health and welfare programs, as well as life insurance and long-term disability plans, which are generally available to other executive officers of the Company.
(f) Perquisites
NEOs receive a limited number of perquisites and supplemental benefits. The Company covers the cost of physical examinations for executives to facilitate and encourage executives to maintain their health. Relocation benefits are provided, including reimbursement for a spouse's travel expenses where the spouse has not also relocated, where applicable and small retirement gifts may be given on occasion. In addition, in limited circumstances, where it is appropriate that spouses attend business related functions, Signet reimburses NEOs for the travel expenses of spouses. The Company does not provide any tax gross-up payments for any perquisites other than for relocation benefits where applicable.
(g) Agreements with NEOs
Each NEO, other than Mr. Edelman, has entered into a termination protection agreement with the Company. The termination protection agreements with Messrs. Light and Murray are no longer in effect as they have both entered into separation agreements with the Company. The principal terms of the termination protection agreements and separation agreements with the NEOs are set forth under “NEO Agreements” below. Mr. Edelman entered into an employment agreement in connection with the Company’s acquisition of R2Net Inc. The principal terms of Mr. Edelman’s employment agreement are set forth under “NEO Agreements” below.
(h) Termination for Cause and Violation of Non-Compete and Non-Solicitation Covenants
Performance-based restricted share units and time-based restricted shares will not vest if termination for cause occurs before the conclusion of the performance or vesting period. All NEO termination protection agreements contain a non-competition covenant that has a 12-month post-employment term, as well as a non-solicitation covenant that has a post-employment term between 12 months and two years. Violation of the non-compete covenants will result in potential litigation and the Company’s ability to seek injunctive relief and damages. For more information concerning the NEO termination protection agreements, see “NEO Agreements” below. Mr. Edelman entered into a Confidential Information, Non-Compete and Invention Assignment Agreement which contains perpetual confidentiality and non-solicitation and non-competition restrictions for one year following termination of employment.
(i) Clawback Policy
The Compensation Committee has adopted a clawback policy that provides that in the event of a material restatement of the Company’s financial results, the Compensation Committee will recalculate incentive compensation based on the restated results. In the event of an overpayment, the Company may seek to recover the difference. Similarly, in the interest of fairness, should a restatement result in an under payment of incentive compensation, the Company will make up any difference.

(j) Share Ownership Policy
It is the Company’s policy that executive officers build a holding of Common Shares. The guidelines for these holdings for the NEOs and other executive officers are currently as follows:

•	Five times annual base salary—CEO

•	Three times annual base salary—Chief Financial Officer, Chief Retail Insights & Strategy Officer, and President & Chief Customer Officer; and

•	Two times annual base salary—President of JamesAllen.com and Chief Digital Innovation Advisor and other executive officers.
All executives are expected to build their holding within five years from a specified date. All executives are required to hold 50% of net after-tax shares received upon vesting or payout until these requirements are met. Once achieved, the holding is to be maintained while the individual remains an officer of the Company. Currently, all NEOs are in compliance with the Share Ownership Policy.
(k) Anti-Hedging and Pledging Policies
It is the Company’s policy to prohibit hedging or monetization transactions that would allow an officer, Director or employee who is a security holder to engage in transactions that would separate the risks and rewards of ownership of Company securities from actual ownership of those securities. In addition, the Company prohibits any pledging of Company shares by any officer, Director or employee of the Company.

(l) Limitation under Section 162(m) of the Internal Revenue Code
Prior to 2018, Section 162(m) of the Internal Revenue Code generally denied a federal income tax deduction to the Company for compensation in excess of $1 million per year paid to the principal executive officer and the next three most highly compensated officers (other than the principal financial officer). This denial of deduction was subject to an exception for “qualified performance-based compensation.” Although the Compensation Committee has designed the executive compensation program with tax considerations in mind, the Compensation Committee retains the flexibility to authorize compensation that may not be deductible if the Committee believes doing so is in the best interests of the Company.
The Tax Cuts and Jobs Act, enacted on December 22, 2017, substantially modifies Section 162(m) of the Internal Revenue Code and, among other things, eliminates the “qualified performance-based compensation” exception to the $1 million deduction limit effective as of January 1, 2018. As a result, beginning in 2018, compensation paid to certain executive officers in excess of $1 million will generally be nondeductible, whether or not it is performance-based. In addition, beginning in 2018, the executive officers subject to Section 162(m) (the “Covered Employees”) will include any individual who served as the CEO or Chief Financial Officer (“CFO”) at any time during the taxable year and the three other most highly compensated officers (other than the CEO and CFO) for the taxable year, and once an individual becomes a Covered Employee for any taxable year beginning after December 31, 2016, that individual will remain a Covered Employee for all future years, including following any termination of employment.
The Tax Cuts and Jobs Act includes a transition rule under which the changes to Section 162(m) described above will not apply to compensation payable pursuant to a written binding contract that was in effect on November 2, 2017 and is not materially modified after that date. To the extent applicable to our existing contracts and awards, the Compensation Committee may avail itself of this transition rule. However, because of uncertainties as to the application and interpretation of the transition rule, no assurances can be given at this time that our existing contracts and awards, even if in place on November 2, 2017, will meet the requirements of the transition rule.

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed with the Company’s management the Compensation Discussion and Analysis section of this Proxy Statement. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement.
Members of the Compensation Committee:
Thomas Plaskett (Chair)
Jonathan Sokoloff
Eugenia Ulasewicz

Summary Compensation Table

The following table sets forth the compensation during Fiscal 2018, Fiscal 2017 and Fiscal 2016, as appropriate, paid to or earned by NEOs.

NEO & Position	Fiscal Year	Salary(1)	Bonus(2)	Stock Awards(3)	Non-Equity Incentive Plan Compensation	All Other Compensation(4)	Total
Virginia C. Drosos	2018	$773,077	$1,500,000	$10,828,081	$—	$453,534	$13,554,692
CEO

Michele Santana	2018	$713,462	$—	$1,127,926	$—	$48,199	$1,889,587
Chief Financial Officer	2017	$690,000	$—	$1,103,387	$—	$76,711	$1,870,098
	2016	$619,615	$50,000	$987,318	$612,752	$70,473	$2,340,158
Oded Edelman	2018	$210,455	$—	$2,600,810	$11,732	$46,994	$2,869,991
President of JamesAllen.com and
Chief Digital Innovation Advisor
George Murray	2018	$713,462	$—	$789,539	$—	$58,730	$1,561,731
Chief Retail Insights & Strategy Officer	2017	$687,385	$—	$772,491	$—	$73,973	$1,533,849
	2016	$615,231	$50,000	$592,337	$562,579	$75,660	$1,895,807
Sebastian Hobbs	2018	$676,560	$—	$789,539	$—	$98,360	$1,564,459
President & Chief Customer Officer

Mark Light	2018	$629,808	$—	$4,700,249	$—	$692,693	$6,022,750
Former CEO	2017	$1,226,923	$—	$4,598,190	$—	$184,050	$6,009,163
	2016	$1,092,308	$50,000	$3,950,084	$2,170,084	$138,109	$7,400,585

(1)
The amounts reflected in the table above for Fiscal 2018 reflect actual salaries earned, which may differ from the base salaries disclosed in section “CDA - Base Salary” based on date of hire or promotion, a 53 (rather than 52) week fiscal year, and in the case of Mr. Light, date of resignation.

(2)
In connection with her hiring, Ms. Drosos and the Board agreed that she would receive a minimum bonus payment for Fiscal 2018 equal to $1,500,000 to secure her employment, as discussed in more detail in section “CDA - Annual Bonus (STIP).” Mr. Edelman participated in a separate bonus plan for employees of R2Net Inc. as disclosed in section “CDA - Annual Bonus (STIP).”

(3)
In accordance with FASB ASC Topic 718, the amounts calculated are based on the aggregate grant date fair value of the restricted shares and restricted share units (in the column entitled “Stock Awards”) in the year of grant based upon target value of performance conditions. For information on the valuation assumptions, refer to note 25 in Signet’s Annual Report on Form 10-K for Fiscal 2018. The amounts in the table above reflect the total value of the performance-based restricted share units at the target (or 100%) level of performance achievement plus time-based restricted shares.

(4)	The following table provides the incremental Fiscal 2018 cost to the Company for each of the elements included in the column:

NEO	401(k) Matching Contribution	DCP Matching Contribution	Health Care Reimbursements Related to Physical Exam	Life and Disability Insurance Premiums	Salary continuation	Board of Directors fees(1)	Perquisites(2)	Total
Virginia C. Drosos	$—	$28,846	$—	$2,249	$—	$214,450	$207,989	$453,534
Michele Santana	$9,423	$36,346	$—	$2,430	$—	$—	$—	$48,199
Oded Edelman	$—	$—	$—	$—	$—	$—	$46,994	$46,994
George Murray	$9,423	$36,346	$2,269	$10,692	$—	$—	$—	$58,730
Sebastian Hobbs	$9,031	$26,923	$—	$2,283	$—	$—	$60,123	$98,360
Mark Light	$6,298	$33,894	$—	$3,453	$649,048	$—	$—	$692,693

(1)	The amount shown in the table above reflects compensation Ms. Drosos received as an independent Director in Fiscal 2018 before she became CEO. Since becoming CEO, she no longer receives Director fees.

(2)
Amount reported for Ms. Drosos consists of relocation expenses. Amount reported for Mr. Edelman relates to Company contributions to his Israeli benefit plans, as described in more detail in section “CDA - Reitrement and Deferred Compensation.” Amount reported for Mr. Hobbs consists of reimbursements for his wife’s travel from the UK to the U.S. since his relocation to the U.S. ($43,567), relocation expenses ($13,967) and a car allowance ($2,589).

The table below provides the potential value of Fiscal 2018 performance-based restricted share units at target and maximum level of performance.

NEO	Potential Value at Target Level	Potential Value at Maximum Level
Virginia C. Drosos	$3,688,547	$7,377,094
Michele Santana	$709,846	$1,419,692
Oded Edelman	$—	$—
George Murray	$496,843	$993,686
Sebastian Hobbs	$496,843	$993,686
Mark Light	$2,957,568	$5,915,136

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K, the Company is providing the following estimate of the relationship of the median annual total compensation of its employees and the annual total compensation of its CEO, Virginia C. Drosos.
RATIO
For Fiscal 2018 the annual total compensation of the employee identified at median of the Company (not including the CEO), was $24,048, and the annual total compensation of the CEO was $14,281,615.
As Ms. Drosos became CEO on August 1, 2017, the Company elected to annualize her base salary related to her role as CEO for Fiscal 2018. Therefore, the amount reported in the “Total” column of the Summary Compensation Table differs from the amount calculated for purposes of this ratio.
Based on this information, for Fiscal 2018 the ratio of the annual total compensation of the CEO to the median of the annual total compensation of all the Company’s employees other than the CEO was 594 to 1.
METHODOLOGY
The following information was used to identify the median of the annual total compensation of all employees (other than the CEO):

•	As of January 20, 2018, the employee population consisted of 36,621 individuals working at Signet and its consolidated subsidiaries, with employees located in North America, Europe, Asia and Africa.

•	Approximately 680 employees of R2Net Inc. and its subsidiaries, which the Company acquired during Fiscal 2018 in a transaction that closed on September 12, 2017, were excluded.

•	To determine the “median employee,” the Company used base pay as its measure of compensation.
The “median employee” was a full-time, hourly Jewelry Consultant located in the U.S., with annual total compensation in Fiscal 2018 of $24,048.
EVALUATING THE CEO PAY RATIO DISCLOSURE
Of our 36,621 employees, 12,490, or 34.1%, were part-time or seasonal employees. Like other large retailers, a sizeable portion of our workforce is employed on a part-time or seasonal basis. In addition, when Ms. Drosos became CEO in Fiscal 2018, she was awarded certain one-time compensation awards as discussed on pages 44 and 46. Without these one-time grants, Ms. Drosos’s annual total compensation would have been lower, and the ratio would also have been lower. For these reasons, as well as the flexibility allowed by the SEC in calculating this ratio, the Company’s ratio may not be comparable to ratios at other companies.

Grants of Plan-Based Awards

Set forth below is information concerning grants of plan-based awards made during Fiscal 2018.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(6)			Estimated Future Payouts Under Equity Incentive Plan Awards(7)			All other Stock Awards: Number of Shares or Units	Grant Date Fair Value of Stock and Option Award(8)
NEO		Grant Date	Threshold	Target	Max	Threshold	Target	Max
Virginia C. Drosos	(1)		$675,000	$2,250,000	$4,500,000
	(2)	August 1, 2017				15,971	63,882	127,764		$3,688,547
	(3)	August 1, 2017							34,398	$2,111,693
	(4)	August 1, 2017							81,900	$5,027,841
Michele Santana	(1)		$157,500	$525,000	$1,050,000
	(2)	April 27, 2017				2,849	11,394	22,788		$709,846
	(3)	April 7, 2017							6,132	$418,080
Oded Edelman	(1)		$—	$154,953	$309,906
	(5)	November 18, 2017							33,962	$2,600,810
George Murray	(1)		$157,500	$525,000	$1,050,000
	(2)	April 27, 2017				1,994	7,975	15,950		$496,843
	(3)	April 7, 2017							4,293	$292,697
Sebastian Hobbs	(1)		$157,500	$525,000	$1,050,000
	(2)	April 27, 2017				1,994	7,975	15,950		$496,843
	(3)	April 7, 2017							4,293	$292,697
Mark Light	(1)		$562,500	$1,875,000	$3,750,000
	(2)	April 27, 2017				11,868	47,473	94,946		$2,957,568
	(3)	April 7, 2017							25,560	$1,742,681

(1)
Represents bonus opportunities under the Company’s annual bonus plan for Fiscal 2018. The target bonus levels for Fiscal 2018 expressed as a percentage of base salary were 150% for Ms. Drosos and Mr. Light and 75% for the other NEOs, and the maximum bonus levels were 300% for Ms. Drosos and Mr. Light and 150% for the other NEOs, based on goals established by the Compensation Committee for target Adjusted STIP Operating Income. For a more detailed description of the Company’s annual bonus plan, including a discussion of the Company’s performance with respect to goals and amounts awarded to the NEOs in Fiscal 2017, see “CDA - Annual Bonus (STIP)” above.

(2)
Represents performance-based restricted share units granted under the Omnibus Plan. Under the terms of these awards, the restricted share units will vest at the end of the third fiscal year following the grant dates subject to achievement of performance goals and continued service. Vesting may be prorated upon certain terminations of employment or change of control events. Under the terms of these awards, the restricted share units will be forfeited in the event the Company fails to achieve minimum cumulative Adjusted LTIP Operating Income and LTIP ROCE goals for the 3-year performance period covering Fiscal 2018 through Fiscal 2020.

(3)
Represents time-based restricted share awards granted under the Omnibus Plan. One third of these time-based restricted shares will vest on each of the first, second and third anniversary of the grant date subject to continued service. Vesting may be prorated upon certain terminations of employment or change of control events. Time-based restricted shares accrue dividends while restricted, which are paid if and when the awards vest.

(4)
Represents a special one-time grant of time-based restricted shares, 50% of which vested on February 4, 2018, with the balance vesting on February 3, 2019, subject to continued service. Vesting may be prorated upon certain terminations of employment or change of control events. Time-based restricted shares accrue dividends while restricted, which are paid if and when the awards vest.

(5)
Represents a one-time retention grant of time-based restricted shares, one-third of which will vest on the date the Company announces its results for the fiscal year ended February 2, 2019, and two-thirds of which will vest on September 12, 2020, subject to continued service. Vesting may be prorated upon certain terminations of employment or change of control events. Time-based restricted shares accrue dividends while restricted, which are paid if and when the awards vest.

(6)
Payouts of non-equity incentive plan awards may range from $0 to the maximum as described above. Below threshold level, nothing is paid to the NEOs; performance must meet or exceed threshold level to earn any bonus payment, which is paid on a linear basis from 30% to 100% of the target and 100% to 200% of the target.

(7)	Payouts of equity incentive plan awards may range from $0 to the maximum as described above. At threshold level, 25% is paid to the NEOs.

(8)
Represents the grant date fair value of each equity-based award as determined in accordance with FASB ASC Topic 718. The actual value received by the NEOs with respect to these awards may range from $0 to an amount greater than the reported amount, depending on the Company’s actual financial performance and share value when the shares are received.

Outstanding Equity Awards at Fiscal Year End 2018

	Stock Awards
NEO	Number of shares or units of stock that have not vested		Market value of shares or units that have not vested(1)	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested(2)		Equity Incentive Plan Awards: Market or payout value of unearned shares, units or other rights that have not vested(1)(2)
Virginia C. Drosos
	34,398	(3)	$1,767,025	127,764	(5)	$6,563,237
	81,900	(4)	$4,207,203

Michele Santana	3,652	(6)	$187,603	7,304	(9)	$375,206
	2,402	(7)	$123,391	13,388	(10)	$687,742
	6,132	(8)	$315,001	22,788	(5)	$1,170,620

Oded Edelman	33,962	(11)	$1,744,628

George Murray	2,191	(6)	$112,552	4,382	(9)	$225,103
	1,682	(7)	$86,404	9,372	(10)	$481,440
	4,293	(8)	$220,531	15,950	(5)	$819,352

Sebastian Hobbs	1,494	(6)	$76,747	2,988	(9)	$153,494
	1,268	(7)	$65,137	7,076	(10)	$363,494
	4,293	(8)	$220,531	15,950	(5)	$819,352

Mark Light				24,246	(9)	$1,245,517
				27,792	(10)	$1,427,675
				15,826	(5)	$812,982

(1)	Calculated using the closing market price of the Company’s Common Shares on February 2, 2018, the last business day of Fiscal 2018 ($51.37 per share).

(2)	Amounts reported above reflect payout at maximum, which is 200% of target.

(3)	The grant date for this award was August 1, 2017. One third of this grant vests on each of the first, second and third anniversary of the grant date.

(4)	The grant date for this award was August 1, 2017. Half of this grant vested on February 4, 2018, and the remaining half will vest on February 3, 2019.

(5)	The Compensation Committee will determine whether this grant will vest within 70 days following February 1, 2020.

(6)	This grant will vest on April 27, 2018.

(7)
The grant date for this award was April 25, 2016. One third of this grant vests on each of the first, second and third anniversary of the grant date. As of February 3, 2018, the awards outstanding represent the amounts eligible for vesting on the second and third anniversary of the grant date.

(8)	The grant date for this award was April 7, 2017. One third of this grant vests on each of the first, second and third anniversary of the grant date.

(9)	This award vested on February 3, 2018 and lapsed as a result of performance below the 3-year cumulative threshold as determined by the Compensation Committee.

(10)	The Compensation Committee will determine whether this grant will vest within 70 days following February 2, 2019.

(11)
The grant date for this award was November 18, 2017. One-third of this grant will vest on the date the Company announces its results for the fiscal year ended February 2, 2019, and the remaining two-thirds will vest on September 12, 2020, subject to continued service.

Option Exercises and Shares Vested

The table below shows the number and value of share options exercised and shares vested (or settled) for the NEOs in Fiscal 2018.

	Stock Awards
NEO	Number of shares acquired on vesting	Value realized on vesting(1)
Virginia C. Drosos	—	$—
Michele Santana	4,080	$266,661
Oded Edelman	—	$—
George Murray	4,134	$271,811
Sebastian Hobbs	3,382	$224,528
Mark Light	36,093	$2,301,337
(1) Represents the value realized upon vesting of shares, based on the market value of the shares on the vesting date.

Non Qualified Deferred Compensation
The Company maintains the Deferred Compensation Plan (the “DCP”), which is an unfunded, non-qualified plan under Federal guidelines, established for senior management to assist with pre-tax retirement savings in addition to the 401(k) Plan. The Company provides a discretionary 50% matching contribution under the DCP for each participant’s annual deferral, up to 10% of the participant’s annual eligible compensation. Although the DCP also permits additional employer discretionary contributions, the Company did not make any additional discretionary contribution in Fiscal 2018.

NEO	Executive contributions in last fiscal year(1)	Registrant contribution in last fiscal year(2)	Aggregate earnings in last fiscal year(3)	Aggregate withdrawals/ distributions in last fiscal year(4)	Aggregate balance at last fiscal year end(5)
Virginia C. Drosos	$57,692	$28,846	$810	$(12)	$87,336
Michele Santana	$72,692	$36,346	$29,723	$(275,075)	$1,122,528
Oded Edelman	$—	$—	$—	$—	$—
George Murray	$72,692	$36,346	$34,947	$(204,662)	$1,255,495
Sebastian Hobbs	$53,846	$26,923	$1,444	$(25)	$82,188
Mark Light	$67,789	$33,894	$49,503	$(2,040,438)	$—

(1)	All NEO contributions are reflected in their “Salary” or “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table.

(2)	All registrant contributions reflect the Company match of executive contributions. These contributions are reported in the “All Other Compensation” column of the Summary Compensation Table.

(3)
Aggregate earnings represent interest credited to each executive’s account based on the crediting rate of interest declared for the year. For Fiscal 2018, this rate did not exceed 120% of the applicable U.S. federal long-term rate. As such, no amounts are reported in the Summary Compensation Table.

(4)
In Fiscal 2018, aggregate withdrawals for each NEO related to the payment of required tax withholdings for earnings on non-qualified deferred compensation balances and scheduled payouts made based on the terms of the DCP.

(5)
The aggregate balance reported as of February 3, 2018 for each executive includes the following amounts that were reported in the Summary Compensation Table in the current and prior year Proxy Statements:

NEO	Aggregate balance reported in current and prior Summary Compensation Table
Virginia C. Drosos	$86,538
Michele Santana	$1,034,621
Oded Edelman	$—
George Murray	$888,044
Sebastian Hobbs	$80,769
Mark Light	$—

NEO Agreements

This section summarizes the details of the termination protection agreements for each NEO, other than Mr. Light and Mr. Murray, as well as the terms of Mr. Edelman’s employment agreement. Information concerning the separation agreements entered into with Mr. Light and Mr. Murray is also shared below. For each NEO, the actual salary paid during Fiscal 2018 is set forth in the Summary Compensation Table and the current annual salary and maximum and target bonus opportunities are described in the CDA.

TERMINATION PROTECTION AGREEMENTS
Each of the NEOs, other than Mr. Edelman, has entered into a termination protection agreement with a U.S. subsidiary that governs terminations of employment and certain material terms of such NEO’s employment. The termination protection agreements with Mr. Light and Mr. Murray are no longer in effect.
Pursuant to the termination protection agreement, the NEO’s employment, other than in the case of Ms. Drosos, will continue until the agreement is terminated by the Company at any time by notifying the NEO in writing or by the NEO at any time upon at least 360 days’ advance written notice, other than upon the NEO’s death or upon a termination for “cause,” which terminations may be effective immediately.
Ms. Drosos’s termination protection agreement has an initial term of three years, effective from August 1, 2017, and thereafter shall automatically renew for one-year periods, unless either party provides notice of non-renewal at least six months prior to the end of the then current term. Ms. Drosos’s employment shall continue until terminated by the Company at any time, by Ms. Drosos with at least 90 days’ notice, by either party upon notice of non-renewal of the agreement as described above, or upon Ms. Drosos’s death or termination for “cause,” which terminations may be effective immediately.
The termination protection agreements provide for compensation, including, (i) an annual base salary, (ii) target and maximum annual bonus, (iii) eligibility to be considered annually for a long-term incentive plan payment, as determined in the sole discretion of the Compensation Committee, and (iv) participation in benefit plans made available to senior executives of the Company.
During employment and for a specified period thereafter, each NEO will be subject to confidentiality, non-solicitation and non-competition restrictions. In addition, the NEOs are required to meet certain share ownership levels, as set by the Board from time to time. The Company has agreed to provide the NEOs with coverage under a directors and officers liability insurance policy, at a level no less than that maintained for substantially all of the executive officers of the Company and the members of the Company’s Board.
The NEOs, other than Ms. Drosos, are each entitled to severance payments, subject to the execution and non-revocation of a release of claims, if the NEO is (i) terminated by the Company without “cause” or (ii) if the NEO resigns for “good reason” within one year following a “change of control” (as these terms are defined in the termination protection agreements). In the event of any such termination, the NEO will be entitled to:
(i) continued payment of base salary for twelve months following the date of termination;
(ii) a lump sum amount equal to the annual bonus the NEO would have otherwise received for the fiscal year in which such termination occurs, based on actual performance;
(iii) in respect of each then-ongoing award under the Company’s LTIP as of the date of termination, as discussed further in section “Termination Payments - Change of Control” on page 61, (a) with respect to awards that vest in whole or in part based on performance, at the end of each completed performance cycle for each such award, vesting calculated based on actual performance during the full performance cycle, prorated based on the number of calendar days that have elapsed since the beginning of the applicable performance cycle through the date of termination, payable in accordance with the LTIP and (b) with respect to awards that vest solely based on provision of services, vesting calculated based on the award the executive otherwise would have received for the vesting cycle, prorated based on the number of calendar days that have elapsed since the beginning of the applicable vesting cycle through the date of termination, payable in accordance with the LTIP; and
(iv) if the NEO elects coverage under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”), a cash payment equal to the employer contribution to the premium payment for actively employed senior executives, payable monthly for twelve months or until such earlier termination of COBRA coverage.
Ms. Drosos is entitled to the following severance payments, subject to the execution and non-revocation of a release of claims, (a) if she is terminated by the Company without “cause” or (b) in the event the Company elects not to renew the termination protection agreement at the end of any term:
(i) payment of the sum of base salary and target annual bonus for twelve months following the date of termination;

(ii) a lump sum amount equal to the annual bonus Ms. Drosos would have otherwise received for the fiscal year in which such termination occurs, based on actual performance and pro-rated for the number of days employed during such fiscal year;
(iii) in respect of each then-ongoing award under the Company’s LTIP as of the date of termination, (a) with respect to awards that vest in whole or in part based on performance, at the end of each completed performance cycle for each such award, vesting calculated based on actual performance during the full performance cycle, prorated based on the number of calendar days that have elapsed since the beginning of the applicable performance cycle through the date of termination, payable in accordance with the LTIP and (b) with respect to awards that vest solely based on provision of services (other than her One-Time Award, which will vest in full upon termination without “cause”), vesting calculated based on the award the executive otherwise would have received for the vesting cycle, prorated based on the number of calendar days that have elapsed since the beginning of the applicable vesting cycle through the date of termination, payable in accordance with the LTIP; and
(iv) if Ms. Drosos elects coverage under COBRA, a cash payment equal to the employer contribution to the premium payment for actively employed senior executives, payable monthly for twelve months or until such earlier termination of COBRA coverage.
Ms. Drosos is entitled to the following severance payments, subject to the execution and non-revocation of a release of claims, if in each case within one year following a “change of control” (as defined in the termination protection agreement): (a) she is terminated by the Company without “cause,” (b) she resigns for “good reason” (as defined in the termination protection agreement) or (c) in the event the Company elects not to renew the termination protection agreement at the end of any term:
(i) one and one-half times (1.5x) the sum of base salary and target annual bonus, payable in a lump sum;
(ii) a lump sum amount equal to the annual bonus Ms. Drosos would have otherwise received for the fiscal year in which such termination occurs, based on actual performance and pro-rated for the number of days employed during such fiscal year;
(iii) awards granted pursuant to the LTIP, other than her One-Time Award (which will vest in full upon a termination without “cause” or resignation for “good reason”), shall be paid in accordance with the terms of the LTIP and applicable award agreement, as discussed in section “Termination Payments - Change of Control” on page 61; and
(iv) if Ms. Drosos elects coverage under COBRA, a cash payment equal to the employer contribution to the premium payment for actively employed senior executives, payable monthly for eighteen months or until such earlier termination of COBRA coverage.
If any of the NEO’s employment, other than Mr. Edelman’s, is terminated by reason of death, the NEO’s estate shall be entitled to:
(i) continued payment of base salary for six months following the date of death;
(ii) a lump sum amount equal to the annual bonus the NEO would have otherwise received for the fiscal year in which such termination occurs based on actual performance and prorated for the number of calendar days employed during such fiscal year; and
(iii) in respect of each then-ongoing performance cycle under the LTIP as of the date of termination, (a) with respect to awards that vest in whole or in part based on performance, vesting based on target performance for the performance cycle and prorated for the number of calendar days employed during the performance cycle and (b) with respect to awards that vest solely based on the provision of services, vesting shall be pro-rated based on the number of calendar days employed during the vesting cycle.
If the NEO’s employment is terminated by reason of disability, the NEO shall be entitled to the annual bonus the NEO would have otherwise received for the fiscal year in which such termination occurs based on actual performance and prorated for the number of calendar days employed during such fiscal year.
Upon any termination of the NEO’s employment, the NEO will be entitled to accrued and unpaid benefits or obligations.
Oded Edelman Employment Agreement
Mr. Edelman entered into an employment agreement with R2Net Israel Ltd., a subsidiary of the Company. Mr. Edelman’s employment agreement became effective upon the closing of the R2Net Inc. acquisition on September 12, 2017.
Pursuant to the employment agreement, Mr. Edelman’s employment will continue until (i) his employment is terminated by the Company without cause upon 12 months notice, (ii) he resigns for any reason upon 30 days notice, (iii) his death or disability or (iv) immediately upon a termination of employment by R2Net Israel Ltd. for “cause.”
The employment agreement provides for compensation, including, (i) an annual base salary, (ii) target and maximum annual bonus, (iii) eligibility to be considered annually for a long-term incentive plan payment beginning in Fiscal 2020, as determined in the sole discretion of the Compensation Committee, and (iv) participation in benefit plans made available to senior executives of the Company. According to the employment agreement Mr. Edelman is also entitled to social benefit arrangements including a pension arrangement, severance arrangement and study fund, as well as sick leave, recreation pay, vacation and travel allowance benefits.

In connection with entering into the employment agreement, Mr. Edelman entered into a Confidential Information, Non-Compete and Invention Assignment Agreement. Pursuant to such agreement Mr. Edelman is subject to perpetual confidentiality during the employment period and thereafter and non-solicitation and non-competition restrictions for one year following termination of employment. In addition, Mr. Edelman is also required to meet certain share ownership levels, as set by the Board from time to time. The Company has agreed to provide Mr. Edelman with coverage under a directors and officers liability insurance policy, at a level no less than that maintained for substantially all of the executive officers of the Company and the members of the Company’s Board.
In lieu of the notice periods required upon termination of Mr. Edelman’s employment described above, Mr. Edelman (or his estate) may receive pay in lieu of notice for the periods set forth above (but in case of death or disability, the pay in lieu of notice is one month). If R2Net Israel Ltd. terminates Mr. Edelman’s employment without cause, and he is required to provide services during the notice periods, he is eligible to receive base salary, social benefits, and any bonuses or other incentive compensation during the notice period. However, if R2Net Israel Ltd. elects to terminate Mr. Edelman’s employment at any time during such notice period, Mr. Edelman is entitled to receive a lump sum cash payment equal to base salary and the employer contribution to social benefits for the remainder of the notice period.
Mark Light Separation Agreement
On July 15, 2017, Signet entered into a separation agreement with Mr. Light (the “Separation Agreement”) in connection with his resignation as Chief Executive Officer of Signet effective July 31, 2017 (the “Retirement Date”). As of the Retirement Date, Mr. Light became entitled to receive, in addition to any accrued but unpaid benefits or obligations:
(i) continued payment of base salary for twelve months following the Retirement Date;
(ii) an annual bonus for Fiscal 2018 based on actual performance for the full fiscal year;
(iii) with respect to the time-based restricted stock awards granted on April 27, 2015, April 25, 2016 and April 7, 2017, pro rata vesting based on the number of days employed during each vesting cycle;
(iv) with respect to the performance-based restricted stock unit awards granted on April 27, 2015, April 25, 2016 and April 27, 2017, at the end of each completed performance cycle for each such award, vesting calculated based on actual performance during the full performance cycle, prorated based on the number of calendar days employed during such performance cycle;
(v) a lump sum payment equal to $975,000 payable within ten days following the second anniversary of the Retirement Date and if Mr. Light elects to extend the restrictive covenant period for an additional third year following the Retirement Date, a lump sum payment equal to $975,000 payable within ten days following the third anniversary of the Retirement Date;
(vi) a lump sum payment equal to $200,000 in respect of health benefits;
(vii) reimbursement for administrative support service expenses of up to $35,000 for a period of six months following the Retirement Date to facilitate knowledge transfer;
(viii) a lump sum payment equal to $50,000 for financial and retirement planning services; and
(ix) a lump sum payment equal to $50,000 for legal fees incurred in connection with the Separation Agreement.
For a period of two years after the Retirement Date, Mr. Light will be subject to non-competition restrictions. Mr. Light will also be subject to ongoing confidentiality restrictions. The Separation Agreement also contains other customary provisions.
All severance payments and benefits (other than any payments accrued prior to termination) were conditioned on Mr. Light's (a) execution of a general release of claims against Signet, its affiliates and related parties, (b) full and continued cooperation in good faith with Signet, its subsidiaries and affiliates in connection with certain matters relating to Signet, its subsidiaries and affiliates, and (c) continued compliance with the restrictive covenants discussed above.
Mr. Light was required to comply with written Board policies, including the Signet Code for Securities Transactions and any policies relating to the clawback of compensation.
On March 1, 2018, the Company entered into an amendment to the Separation Agreement that granted Mr. Light a limited waiver from his non-competition covenant in the Separation Agreement to permit him to join the board of directors of a private company, Bedrock Manufacturing Company, LLC, the parent of Shinola LLC, and enter into a consulting agreement with Bedrock Manufacturing Company, LLC.  In return for the limited waiver, the amendment also:

(i) reduces Mr. Light’s previously agreed salary continuation by 50% for the period of February 1, 2018 through July 31, 2018;

(ii) reduces the $975,000 payment that is payable within ten days following the second anniversary of the Retirement Date to $487,500 and reduces the $975,000 payment that is payable within ten days following the third anniversary of the Retirement Date to $487,500; and

(iii) extends the Restrictive Covenant Period until the third anniversary of the Retirement Date.

George Murray Separation Agreement
On February 23, 2018, Signet entered into a separation and release agreement with Mr. Murray in connection with the announcement that he would be leaving Signet as its Chief Retail Insights & Strategy Officer, effective May 5, 2018. Pursuant to the terms of Mr. Murray’s separation agreement, Mr. Murray will be entitled to receive:
(i) continued payment of base salary for twelve months following the date of termination;
(ii) a lump sum amount equal to the annual bonus Mr. Murray would have otherwise received for the fiscal year in which such termination occurs, based on actual performance;
(iii) in respect of each then-ongoing award under the Company’s LTIP as of the date of termination, (a) with respect to awards that vest in whole or in part based on performance, at the end of each completed performance cycle for each such award, vesting calculated based on actual performance during the full performance cycle, prorated based on the number of calendar days that have elapsed since the beginning of the applicable performance cycle through the date of termination, payable in accordance with the LTIP and (b) with respect to awards that vest solely based on provision of services, vesting calculated based on the award the executive otherwise would have received for the vesting cycle, prorated based on the number of calendar days that have elapsed since the beginning of the applicable vesting cycle through the date of termination, payable in accordance with the LTIP;
(iv) if Mr. Murray elects coverage under COBRA, a lump cash payment equal to twelve months of the employer contribution to the premium payment for actively employed senior executives and a gross up for income taxes on such payment;
(v) reimbursement of up to $20,000 for reasonable outplacement services for a period of up to one year following the termination date; and
(vi) reimbursement of up to $5,000 in respect of legal fees incurred in connection with finalizing the separation and release agreement.
Such payments and benefits are subject to the execution and non-revocation of a release of claims. Mr. Murray is also subject to non-competition and non-solicitation restrictions for one year following the termination date and perpetual confidentiality, cooperation and non-disparagement provisions.

Termination Payments

Each of the NEOs is party to a termination protection agreement (described in the prior section) or other arrangement with the Company that may entitle him or her to payments or benefits in the event of:
•    Involuntary termination of employment without cause;
•    Termination due to death;
•    Termination due to disability;
•    Voluntary termination with good reason within one year following a change of control; and
•    Involuntary termination without cause following a change of control.
RETIREMENT BENEFITS
NEOs will also receive retirement benefits as disclosed in prior tables.
 CHANGE OF CONTROL
Under the Omnibus Plan and award agreements, in the event of a corporate event or transaction involving the Company, a subsidiary and/or an affiliate, equity awards will be adjusted in such manner as the Compensation Committee shall determine. Under the terms of the Omnibus Plan, if a change of control occurs, unless otherwise prohibited by applicable law, or unless the Compensation Committee determines otherwise in an award agreement, the Committee may (but is not required to) make adjustments in the terms of outstanding awards, such as: (i) continuation or assumption by the surviving company or its parent; (ii) substitution by the surviving company or its parent of awards with substantially the same terms; (iii) accelerated exercisability, vesting and/or lapse of restrictions immediately prior to the occurrence of such event; (iv) upon written notice, provision for mandatory exercise of any outstanding awards, to the extent then exercisable, during a certain period (contingent on the consummation of the change of control) at the end of which the awards terminate; and (v) cancellation of all or any portion for fair value (as determined by the Compensation Committee). While it is the Compensation Committee’s intention in the event of a change of control to make adjustments in the terms of outstanding awards in accordance with (i) and (ii) above, as the Compensation Committee is unable to predict the exact circumstance of any change of control, it is considered prudent to reserve to itself the discretion of considering alternatives (iii), (iv) and (v) if the circumstances warrant it. Based on award agreements for outstanding awards, if the awards are not assumed or substituted upon a change of control, restricted shares will fully vest and performance units will vest on a prorated basis, based on the number of calendar days that have elapsed during the performance period through the change of control and based on actual performance to the time of the change of control compared to pro-rated performance targets; and if awards are assumed upon a change of control the restricted shares will continue to vest in accordance with their existing vesting schedule and performance units will be converted to time-based vesting units with a value equal to the value of the units that would have vested at the time of the change of control if the awards were not assumed or substituted, and such remaining award shall be subject to time-based vesting for the original performance period. Following the change of control, such modified awards will be subject to full vesting upon a termination without cause, and pro rata vesting upon a termination due to death, disability or retirement.
NON-COMPETITION COVENANTS AFFECTED BY CHANGE OF CONTROL
The duration of certain non-competition covenants could be amended with consent following termination of employment in the event of a change of control.
DEATH OR DISABILITY
If any of the NEOs had died or become disabled during Fiscal 2018, a pro rata portion of the unvested performance-based restricted share units and time-based restricted shares would have vested early, based on target performance for the performance-based restricted share units. For disability, pro rata awards are subject to prior completion of one year of service from the date of grant and calculated based on calendar days of service. The value of early vesting due to death and disability is shown in the Termination Payments table above. See the discussion of Agreements with NEOs above for additional information concerning death and disability benefits available to the NEOs.

RETIREMENT
If any of the NEOs had retired during Fiscal 2018, and had been of retirement age (which is 65 for all NEOs except Mr. Edelman, whose retirement age is 60) a pro rata portion of the time-based restricted shares would vest on the retirement date and a pro-rated portion of the performance-based restricted share units would be eligible to vest at the end of the applicable performance period based on actual performance. Pro rata awards are subject to prior completion of one year of service from the date of grant and are calculated based on calendar days of service. None of the NEOs were of retirement age as of the last day of Fiscal 2018.

The below estimated values have been calculated on the basis that the NEO’s employment had been terminated as of February 2, 2018, the last business day of Fiscal 2018, using a NYSE closing market price as of that date ($51.37).

NEO		Involuntary termination without cause(1)(2)(3)	Death(4)	Disability(4)	Voluntary termination with good reason within one year following a change of control(1)(2)	Involuntary termination without cause following a change of control(1)(2)(5)
Virginia C. Drosos
	Cash severance:
	Base salary	$1,500,000	$750,000	$—	$2,250,000	$2,250,000
	Bonus	$3,750,000	$1,500,000	$1,500,000	$4,875,000	$4,875,000
	Total cash severance	$5,250,000	$2,250,000	$1,500,000	$7,125,000	$7,125,000
	Long term incentives:
	Accelerated vesting of performance-based restricted share units (6)	$667,810	$667,810	$—	$667,810	$667,810
	Accelerated vesting of time-based restricted shares (7)	$4,507,081	$1,720,096	$—	$4,507,081	$5,974,228
	Total value of long term incentives	$5,174,891	$2,387,906	$—	$5,174,891	$6,642,038
	Benefits and perquisites	$18,993	$—	$—	$28,490	$28,490
	Total	$10,443,884	$4,637,906	$1,500,000	$12,328,381	$13,795,528
Michele Santana
	Cash severance:
	Base salary	$700,000	$350,000	$—	$700,000	$700,000
	Bonus	$—	$—	$—	$—	$—
	Total cash severance	$700,000	$350,000	$—	$700,000	$700,000
	Long term incentives:
	Accelerated vesting of performance-based restricted share units (6)	$383,749	$571,352	$407,929	$383,749	$805,636
	Accelerated vesting of time-based restricted shares (7)	$308,198	$308,198	$221,400	$308,198	$625,995
	Total value of long term incentives	$691,947	$879,550	$629,329	$691,947	$1,431,631
	Benefits and perquisites	$18,993	$—	$—	$18,993	$18,993
	Total	$1,410,940	$1,229,550	$629,329	$1,410,940	$2,150,624

		Involuntary termination without cause(1)(2)(3)	Death(4)	Disability(4)	Voluntary termination with good reason within one year following a change of control(1)(2)	Involuntary termination without cause following a change of control(1)(2)(5)
George Murray
	Cash severance:
	Base salary	$700,000	$350,000	$—	$700,000	$700,000
	Bonus	$—	$—	$—	$—	$—
	Total cash severance	$700,000	$350,000	$—	$700,000	$700,000
	Long term incentives:
	Accelerated vesting of performance-based restricted share units (6)	$268,597	$381,149	$266,764	$268,597	$650,396
	Accelerated vesting of time-based restricted shares (7)	$198,410	$198,410	$137,643	$198,410	$419,487
	Total value of long term incentives	$467,007	$579,559	$404,407	$467,007	$1,069,883
	Benefits and perquisites	$18,993	$—	$—	$18,993	$18,993
	Total	$1,186,000	$929,559	$404,407	$1,186,000	$1,788,876
Sebastian Hobbs
	Cash severance:
	Base salary	$700,000	$350,000	$—	$700,000	$700,000
	Bonus	$—	$—	$—	$—	$—
	Total cash severance	$700,000	$350,000	$—	$700,000	$700,000
	Long term incentives:
	Accelerated vesting of performance-based restricted share units (6)	$230,841	$307,587	$193,203	$230,841	$591,423
	Accelerated vesting of time-based restricted shares (7)	$157,043	$157,043	$96,276	$157,043	$362,415
	Total value of long term incentives	$387,884	$464,630	$289,479	$387,884	$953,838
	Benefits and perquisites	$18,993	$—	$—	$18,993	$18,993
	Total	$1,106,877	$814,630	$289,479	$1,106,877	$1,672,831

(1)	Payments are subject to the execution of a release of claims and compliance with restrictive covenants.

(2)
Executives other than Ms. Drosos are entitled to the annual bonus for the fiscal year of termination based on actual performance, but executives did not earn an annual bonus for Fiscal 2018. In the case of involuntary termination without cause, Ms. Drosos is entitled to target annual bonus in addition to her prorated bonus payment in the year of termination; Ms. Drosos received a minimum bonus payment for Fiscal 2018 equal to $1,500,000 as part of her new hire package. In the case of termination following a change of control, Ms. Drosos is entitled to 1.5 times her target annual bonus in addition to her actual bonus payment in the year of termination.

(3)	Ms. Drosos will also receive these payments if the Company elects not to renew her termination protection agreement at the end of any term.

(4)
Executives are entitled to the pro-rata annual bonus for the fiscal year of termination based on actual performance, but executives did not earn an annual bonus for Fiscal 2018. However, Ms. Drosos received a minimum bonus payment for Fiscal 2018 equal to $1,500,000 as part of her new hire package.

(5)	Ms. Drosos will also receive these payments if the Company elects not to renew her termination protection agreement at the end of any term within one year following a change of control.

(6)
Performance-based restricted share unit awards granted in Fiscal 2017 and Fiscal 2018 are earned based on actual performance during the full performance period in the event of an involuntary termination without cause, termination with good reason within one year following a change in control or retirement. Since the performance periods for those grants have not been completed, the values reflect target performance, which may be higher or lower than actual performance. In the event of a change in control, the table assumes that awards are substituted in connection with the transaction and performance-based restricted share unit awards will convert to time-based restricted share awards, based on actual performance through the time of the change of control compared to pro-rated performance targets.

(7)	In the event of a change in control, the table assumes that awards are substituted in connection with the transaction.

The amounts reported in the above table are hypothetical amounts based on the disclosure of compensation information about the NEOs. Actual payments will depend on the circumstances and timing of any termination of employment or other triggering event, and compliance with confidentiality, non-solicitation and non-competition restrictions (see “NEO Agreements” above). The amount of annual bonus payable upon certain events of termination is based on, where appropriate, the Company’s actual performance in Fiscal 2018. The value attributed to accelerated vesting of performance-based restricted share units, as applicable, payable upon certain events of termination is based on the Company’s actual performance for performance-based restricted share units granted in Fiscal 2016 and target performance for restricted share units granted in Fiscal 2017 and Fiscal 2018.

Director Compensation

The following table summarizes the total compensation of each of the Company’s Directors during Fiscal 2018.

Independent Director	Fees earned or paid in cash	Stock awards(1)	Total
H. Todd Stitzer	$280,000	$325,464	$605,464
Virginia C. Drosos(2)	$72,083	$142,367	$214,450
R. Mark Graf(3)	$61,250	$143,835	$205,085
Dale W. Hilpert(4)	$52,500	$—	$52,500
Helen McCluskey	$110,000	$142,367	$252,367
Sharon L. McCollam(5)	$—	$—	$—
Marianne Miller Parrs	$135,000	$142,367	$277,367
Thomas Plaskett	$119,583	$142,367	$261,950
Nancy A. Reardon(5)	$—	$—	$—
Jonathan Sokoloff(6)	$105,000	$142,367	$247,367
Robert J. Stack(7)	$106,667	$142,367	$249,034
Brian Tilzer	$96,250	$199,540	$295,790
Eugenia Ulasewicz	$125,000	$142,367	$267,367
Russell Walls	$105,000	$142,367	$247,367

(1)
In accordance with FASB ASC Topic 718, the amounts calculated are based on the aggregate grant date fair value of the shares (in the column entitled “Stock awards”). Shares were granted to the independent Directors on the day of the Annual Meeting of Shareholders. For information on the valuation assumptions, refer to note 25 in the Signet Annual Report on Form 10-K for Fiscal 2018. In addition, shares with a grant date fair value of $57,513 were issued to Mr. Tilzer upon his appointment to the Board on February 1, 2017, in consideration of his service until the Annual Meeting of Shareholders in June 2017.

(2)	Ms. Drosos was an independent Director before becoming CEO on August 1, 2017. Her Director compensation is included in her total compensation in the Summary Compensation Table on page 50.

(3)	Mr. Graf joined the Board on July 1, 2017.

(4)	Mr. Hilpert resigned from the Board at the Annual Meeting of Shareholders in June 2017.

(5)	Ms. McCollam and Ms. Reardon were appointed effective March 13, 2018 and did not receive any compensation during Fiscal 2018.

(6)	Mr. Sokoloff's cash fee of $105,000 was paid to Leonard Green & Partners L.P.

(7)	Mr. Stack passed away in December 2017.
ANNUAL COMPENSATION
The Chairman of the Board receives an annual fee of $600,000 which is split into a cash payment of $280,000 and $320,000 paid in Common Shares on the day of the Annual Meeting of Shareholders.
The annual basic fee for independent Directors is $245,000 which is split into a cash payment of $105,000 and $140,000 paid in Common Shares on the day of the Annual Meeting of Shareholders. No committee meeting fees are payable, but additional annual amounts are paid to the Chair of each Board Committee: $30,000 for the Audit Committee, $25,000 for the Compensation Committee, $20,000 for the Nomination and Corporate Governance Committee and $20,000 for the Corporate Social Responsibility Committee.
SHARE OWNERSHIP
The Company has a Share Ownership Policy applicable to Directors to better align their interests with those of Shareholders over the long term.
The Chairman is expected to achieve a minimum share ownership value of $700,000 within five years of being elected to the Board. The independent Directors are expected to achieve a minimum share ownership of three times the value of their annual share award within five years of election to the Board. Once these share ownership holdings are achieved at any given share price, the requirement is considered to have been met notwithstanding any subsequent change in share price. The minimum holding is to be maintained while he or she is a Director of the Company. Each of the Directors is in compliance with the Share Ownership Policy.
INDEMNIFICATION
The Company has entered into indemnification agreements with the independent Directors of the Company, agreeing to indemnify such persons against expenses, judgments, fines and amounts paid in settlement of, or incurred in connection with, any threatened, pending or completed action, suit or proceeding in which the Director was or is, or is threatened to be made, a party by reason of his or her service as a Director, officer, employee or agent of the Company, provided that the Director acted in good faith and in a manner he or she reasonably believed to be in the best interest of the Company and, with respect to any criminal action or proceeding, provided he or she had reasonable cause to believe such actions were lawful. Each indemnification agreement also provides for the advance of expenses incurred by the Director in defending any proceeding.

Shareholder Q&A

When and where can I find the Proxy Statement and Internet Notice?
The Signet Proxy Statement and Internet Notice were filed with the SEC and published on the Company’s website, www.signetjewelers.com/shareholders, on May 1, 2018. The Internet Notice will be emailed or mailed to shareholders on or around May 1, 2018. The Signet Annual Report on Form 10-K for Fiscal 2018 was filed with the SEC on April 2, 2018 and is published on the Company’s website. Hard copies of Signet’s proxy materials will be mailed to those shareholders who have requested these on or around May 1, 2018.

What is included in Signet’s proxy materials?
Signet’s proxy materials include the following:

•	Proxy Statement; and

•	Annual Report to Shareholders for Fiscal 2018.
In line with SEC rules, Signet emails or mails many Shareholders the Internet Notice informing them of the availability of proxy materials on the Signet website. The Internet Notice, when mailed to Shareholders, also incorporates Signet’s Proxy Voting Instructions.

How do I register my email address for email delivery of proxy materials?
You can register your email address for email delivery of proxy materials in any one of the following ways:

	U.S. Shareholders	UK and other non-U.S. Shareholders
Telephone:	888-776-9962	0800 181 4722*
Email:	info@astfinancial.com Please include the words “Proxy Materials Signet Jewelers Limited” in the subject line.	enquires@linkgroup.co.uk Please include the words “Proxy Materials Signet Jewelers Limited” in the subject line.
*Or +44 371 664 0300 from outside the United Kingdom. Calls to Freephone numbers will vary by provider. Calls from outside the United Kingdom will be charged at the applicable international rate.

Signet encourages Shareholders to take advantage of the availability of proxy materials on the Company’s website and register for email delivery. This allows the Company to significantly reduce its printing and postage costs while ensuring timely delivery to Shareholders and reducing environmental impact.
What will I receive if I register for email delivery?
Shareholders registered for email delivery of Signet proxy materials will receive an email on or around May 1, 2018. The email will contain a link to proxy materials available on the Signet website and details on how to vote.
How do I request a hard copy of the Company’s proxy materials?
Instructions for requesting a hard copy of Signet’s proxy materials can be found on the Internet Notice and on the Company’s website: www.signetjewelers.com/shareholders. You can also request a hard copy using the same contact details provided under “How do I register my email address for email delivery of proxy materials?” above.

Who is entitled to vote at the 2018 Annual Meeting of Shareholders?
You are entitled to vote at the 2018 Annual Meeting of Shareholders, and any postponement(s) or adjournment(s) thereof, if you owned Signet Jewelers Limited shares as of the close of business on April 16, 2018, the record date for the Meeting. On the record date there were 59,005,896 Common Shares issued and outstanding, excluding treasury shares, and 625,000 Series A Convertible Preference Shares issued and outstanding. Each issued and outstanding Common Share is entitled to one vote on each matter at the Meeting. The holders of the Series A Convertible Preference Shares are entitled to a number of votes equal to the largest number of Common Shares into which all Series A Convertible Preference Shares held by such holders could then be converted. As of the record date, up to 6,838,063 Common Shares were issuable to the holders upon conversion.

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

Shareholder of record	Beneficial owner of shares held in street name
If your shares were registered directly in your name with one of Signet’s registrars (American Stock Transfer & Trust Company for U.S. Shareholders, and Link Asset Services for UK and other non-U.S. Shareholders) on the record date, you are considered the shareholder of record for those shares.
If your shares were registered with a broker, bank or other nominee on the record date, you are considered a beneficial owner of shares held in street name.
Signet’s Internet Notice or hard copy proxy materials will be provided directly to you.
Signet’s Internet Notice or hard copy proxy materials will be forwarded to you by that entity, which is considered the shareholder of record for those shares. Your broker, bank or other nominee will send you details on how to vote your shares, and you must follow their instructions to vote.

Who can attend the 2018 Annual Meeting of Shareholders and vote in person?
Shareholders of record at the close of business on the record date and their proxies / corporate representatives are entitled to attend and vote at the Meeting.
Beneficial owners of shares held in street name may also attend but must bring proof of ownership to be admitted to the Meeting (for example, a brokerage statement or letter from your broker, bank or other nominee). To vote in person at the Meeting, a beneficial owner of shares held in street name must bring a valid “legal proxy” in their name, issued by the entity that holds their shares.

When is broker discretionary voting permitted and what is the effect of broker non-votes?
In accordance with NYSE rules, in circumstances where a broker, bank or other nominee does not receive specific voting instructions from the beneficial owner of the relevant shares, the broker may use his discretion to vote those shares on certain routine matters on the beneficial owner’s behalf. At the 2018 Annual Meeting of Shareholders, broker discretionary voting is only permitted with respect to Proposal 2 - Appointment of KPMG as Independent Auditor.
A “broker non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because it does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

What proposals are being voted on at the 2018 Annual Meeting of Shareholders, what vote is required to approve each proposal and what is the effect of abstentions and broker non-votes?

Proposal	Board’s Recommendation	Vote Required to Approve	Effect of Abstentions	Effect of Broker Non-Votes
1. Election of Eleven Directors
a) H. Todd Stitzer
b) Virginia C. Drosos
c) R. Mark Graf
d) Helen McCluskey
e) Sharon L. McCollam
f) Marianne Miller Parrs
g) Thomas Plaskett
h) Nancy A. Reardon
i) Jonathan Sokoloff
j) Brian Tilzer
k) Eugenia Ulasewicz
	FOR each Director nominee	Majority of the votes cast FOR each Director nominee	No effect - not counted as votes cast	No effect -not counted as votes cast
2. Appointment of KPMG as Independent Auditor	FOR	Majority of the votes cast FOR	No effect - not counted as votes cast	Not applicable -broker discretionary voting is permitted
3. Approval, on a Non-Binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers (the “Say-on-Pay” vote)	FOR	Majority of the votes cast FOR (advisory only)	No effect - not counted as votes cast	No effect - not counted as votes cast
4. Approval of the Signet Jewelers Limited 2018 Omnibus Incentive Plan, including the authorization of the issuance of additional shares thereunder	FOR	Majority of the votes cast FOR	Counted as votes cast	No effect - not counted as votes cast
5. Approval of the Signet Jewelers Limited Sharesave Scheme, including the authorization of the issuance of additional shares thereunder	FOR	Majority of the votes cast FOR	Counted as votes cast	No effect - not counted as votes cast
6. Approval of the Signet Jewelers Limited Employee Share Purchase Plan for U.S. Employees, including the authorization of the issuance of additional shares thereunder	FOR	Majority of the votes cast FOR	No effect - not counted as votes cast	No effect - not counted as votes cast

What is a proxy and how does proxy voting work?
A proxy is your legal designation of another person (or persons) to attend and vote your shares at a meeting on your behalf. The person you so designate is known as your proxy.
Your proxy need not be a Shareholder of the Company, but must attend the Annual Meeting of Shareholders in person to vote your shares. You can direct your proxy to vote your shares FOR or AGAINST, or to ABSTAIN from voting with respect to each matter to be voted on at the meeting. A proxy must vote your shares at the Meeting in accordance with your instructions.
The Board has designated H. Todd Stitzer and Mark Jenkins (each with full power of substitution) as proxies available to Shareholders for the 2018 Annual Meeting of Shareholders.
If you appoint a proxy, you may still attend the 2018 Annual Meeting of Shareholders and vote in person. If you vote in person at the Meeting, you will have effectively revoked any previously appointed proxies.
What happens if I appoint more than one proxy?
If you appoint more than one proxy, each proxy must be appointed to exercise the rights attaching to different shares held by you. In circumstances where the Company’s registrars receive two or more valid proxy forms in respect of the same share(s) and the same meeting, the form dated last will be treated as replacing and revoking the other(s).
If you appoint a proxy designated by the Board but do not provide voting instructions, the shares represented by your proxy voting instructions will be voted in accordance with the recommendation of the Board.
If you submit voting instructions but do not name a proxy, the Chairman of the Meeting will be appointed as your proxy.
How do I vote?
Details of how Shareholders can appoint a proxy to vote on their behalf at the 2018 Annual Meeting of Shareholders, and any postponement(s) or adjournment(s) thereof, can be found in the table below.

	U.S. Shareholders	UK and other non-U.S. Shareholders
Online via the Signet website:	www.signetjewelers.com/shareholders
By telephone:	Call toll-free 1-800-PROXIES (1-800-776-9437)	Not applicable
By mail:
Your Proxy Voting Instructions must be signed to be valid. If signed under a power of attorney or other authority, a copy of this authority must be sent to the registrar with your Proxy Voting Instructions.

Return your duly completed and signed Proxy Voting Instructions to the Company’s U.S. registrar:

American Stock Transfer & Trust Company Operations Center
6201 15th Avenue
Brooklyn, NY 11219
United States
Return your duly completed and signed Proxy Voting Instructions to the Company’s UK registrar: Link Asset Services PXS1 34 Beckenham Road Beckenham Kent BR3 4TU United Kingdom
Deadline for receipt by the Company’s registrars:	12:01 am Atlantic Time (4:01 am British Summer Time) on June 15, 2018 (11:01 pm Eastern Daylight Time on June 14, 2018)

Submitting proxy instructions will not prevent a Shareholder from attending the Annual Meeting of Shareholders.
Can I change my proxy appointment and/or voting instructions?
You can change your proxy appointment and/or voting instructions before the deadline of 12:01 am Atlantic Time (4:01 am British Summer Time) on June 15, 2018 (11:01 pm Eastern Daylight Time on June 14, 2018) by re-submitting your vote as detailed in “How do I vote?” above.
In circumstances where two or more valid forms in respect of the same share(s) and the same meeting are received, the form dated last will be treated as replacing and revoking the other(s).
You may also attend the Annual Meeting of Shareholders and change your vote by voting in person.
If you are a beneficial owner of shares held in street name and you vote by proxy, you may change your vote by submitting new instructions to your broker, bank or other nominee in accordance with that entity’s procedure.
Can I revoke the appointment of my proxy without appointing another?
If you are a shareholder of record, you can revoke the appointment of your proxy at any time before your shares are voted by submitting a written notice of revocation to the Company’s registrar. U.S. Shareholders should send their written notice of revocation to American Stock Transfer & Trust. UK and other non-U.S. Shareholders should send their written notice of revocation to Link Asset Services. Contact details for both can be found in the table under the heading “How do I vote?” above.

You can also revoke the appointment of your proxy by attending the 2018 Annual Meeting of Shareholders and giving notice of revocation in person. If you vote in person at the Annual Meeting of Shareholders, you will have effectively revoked any previously appointed proxies.
Beneficial owners of shares held in street name must follow the instructions of their broker, bank or other nominee to revoke their voting instructions.
Will my shares be voted if I do nothing?
If you are a shareholder of record and do not appoint a proxy, submit voting instructions or attend the 2018 Annual Meeting of Shareholders to vote in person, your shares will not be voted.
If you are a beneficial owner of shares held in street name, your broker, bank or other nominee may use their discretion to vote your shares with respect to Proposal 2—Appointment of KPMG as Independent Auditor.
What constitutes a quorum in order to transact business at the 2018 Annual Meeting of Shareholders?
The presence at the start of the 2018 Annual Meeting of Shareholders, in person or by proxy, of two holders of Common Shares will constitute a quorum for the transaction of business. Abstentions and “broker non-votes” are treated as present, and are therefore counted in determining the existence of a quorum. The Chief Governance Officer & Corporate Secretary will determine whether or not a quorum is present at the Meeting.
How will voting be conducted at the 2018 Annual Meeting of Shareholders?
Voting at the 2018 Annual Meeting of Shareholders will be conducted by way of a poll. The Company’s U.S. registrar, American Stock Transfer & Trust Company, will be present at the Meeting to explain the voting procedure, conduct the poll, count votes, and certify the results. As each proposal is introduced to the Meeting, Shareholders will be given the opportunity to ask questions. The poll vote will take place at the end of the Meeting in order to simplify the voting procedure.

When and where can I find the final results of the Annual Meeting of Shareholders?
Final voting results will be available on Signet’s website and filed with the SEC as soon as practicable after the conclusion of the Meeting. The results will confirm the number of votes cast for and against each proposal as well as abstentions and broker non-votes (where applicable).
What happens if additional matters are presented at the 2018 Annual Meeting of Shareholders?
The Company’s management are not aware of any matters other than those discussed in this Proxy Statement that will be presented to the 2018 Annual Meeting of Shareholders.
If other matters are presented at the Meeting, your shares will be voted in accordance with the recommendation of the Board if:

•	you appointed a proxy designated by the Board; or

•	the Chairman of the Meeting was appointed as your proxy because you submitted voting instructions (for other proposals) but did not name a proxy.
How do I submit a shareholder proposal for the Company’s 2019 Annual Meeting of Shareholders?
Shareholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act will be considered for inclusion in the Company’s 2019 Proxy Statement and proxy card if received in writing by the Chief Governance Officer & Corporate Secretary on or before January 1, 2019. Notice of the proposal must comply with SEC rules, Bye-law 26 of the Company’s Bye-laws, and be a proper subject for shareholder action under Bermuda law.
Pursuant to Bye-law 26 of the Company’s Bye-laws, in order for business to be properly brought before the Company’s 2019 Annual Meeting of Shareholders, notice must be received in writing by the Corporate Secretary no earlier than February 15, 2019 and no later than March 17, 2019. The additional procedures detailed in Bye-law 26 must also be followed. The Company’s Bye-laws can be found on Signet’s website: www.signetjewelers.com.
Under Bermuda law, shareholders holding not less than five percent of the total voting rights or 100 or more shareholders together may require the Company to give notice to its shareholders of a proposal intended to be submitted at an Annual Meeting of Shareholders. Generally, notice of such a proposal must be received not less than six weeks before the date of the Meeting and must otherwise comply with the requirements of Bermuda law.
Shareholder proposals should be sent to the Company at Clarendon House, 2 Church Street, Hamilton HM11 Bermuda, addressed for the attention of Mark Jenkins, Chief Governance Officer & Corporate Secretary.
Why has my household only received a single copy of the Internet Notice?
Shareholders who share a single address will receive a single Internet Notice (or a single set of proxy materials if a hard copy has been requested) unless contrary instructions have previously been received by the Company. This practice, known as “householding,”

is permitted under Exchange Act rules and allows the Company to significantly reduce its printing and postage costs while reducing environmental impact. Copies of the Internet Notice and proxy materials can be found on Signet’s website: www.signetjewelers.com.
If your household receives a single Internet Notice and/or set of proxy materials, but would prefer to receive separate copies of current and/or future documents, please address a request to Signet Jewelers Limited c/o Signet Group Services Limited, Imperial Place 3, Maxwell Road, Borehamwood, Hertfordshire, WD6 1JN, United Kingdom or telephone +44 (0)121 697 7400. If you would like to receive a single copy in the future rather than multiple copies, please contact the Company in the same way. Copies will be dispatched promptly and without charge.
Beneficial owners who would like to change the number of copies received should contact their broker, bank or other nominee to request the change.
Who bears the cost of proxy solicitation?
The Company bears the cost of soliciting proxies which may occur by internet, mail and/or telephone. The Company will also request that banks, brokers, custodian nominees and fiduciaries supply proxy materials to beneficial owners of the Company’s Common Shares of whom they have knowledge and reimburse them for their expenses in so doing. Certain Directors, officers and employees of the Company may solicit proxies personally or by mail, email, telephone or fax without additional compensation. The Company has engaged D.F. King & Co., Inc. to solicit proxies on its behalf. The anticipated cost of D.F. King’s services is estimated to be approximately $20,000 plus reasonable out-of-pocket expenses.

Appendix A

Signet Jewelers Limited
2018 Omnibus Incentive Plan

Article 1. Establishment & Purpose

1.1
Establishment. Signet Jewelers Limited, an exempted company registered in Bermuda hereby establishes the 2018 Signet Jewelers Limited Omnibus Incentive Plan (hereinafter referred to as the “Plan”) as set forth in this document. The 2009 Signet Jewelers Limited Omnibus Incentive Plan (the “2009 Plan”) shall continue in effect and unchanged with respect to awards outstanding under such plan but no further awards shall be granted thereunder as of the Effective Date, and any Shares available under the 2009 Plan will not be available for Awards under the Plan or otherwise.

1.2
Purpose of the Plan. The purpose of this Plan is to attract, retain and motivate officers, employees, non-employee directors, consultants and other personal service providers providing services to the Company, any of its Subsidiaries, or Affiliates and to promote the success of the Company’s business by providing the participants of the Plan with appropriate incentives.

Article 2. Definitions
Whenever capitalized in the Plan, the following terms shall have the meanings set forth below.

2.1
“Affiliate” means any entity that the Company, either directly or indirectly, is in common control with, is controlled by or controls, or any entity that the Company has a substantial direct or indirect equity interest in, as determined by the Board.

2.2	“Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Share-Based Award or Cash Award that is granted under the Plan.

2.3
“Award Agreement” means either (a) a written or electronic agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (b) a written or electronic statement issued by the Company, a Subsidiary, or Affiliate to a Participant describing the terms and conditions of the actual grant of such Award.

2.4	“Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.5	“Board” means the Board of Directors of the Company.

2.6	“Cash Award” means an Award denominated in cash granted from time to time under Article 11 of the Plan.

2.7	“Change of Control” unless otherwise specified in the Award Agreement, means the occurrence of any of the following events:

(a)
Any Person becomes the Beneficial Owner, directly or indirectly, of more than fifty percent (50%) of the combined voting power of the then outstanding voting shares of the Company entitled to vote generally in the election of its directors (the “Outstanding Company Voting Securities”) including by way of merger, amalgamation, consolidation or otherwise; provided, however, that for purposes of this definition, the following acquisitions shall not be taken into account in determining whether a Change of Control has occurred: (i) any acquisition of voting shares of the Company directly from the Company or (ii) any acquisition by the Company or any of its Subsidiaries of Outstanding Company Voting Securities, including an acquisition by any employee benefit plan or related trust sponsored or maintained by the Company, or any of its Subsidiaries;

(b)
The following individuals (the “Incumbent Directors”) cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on the Effective Date, constitute the Board and any new director whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least a majority of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended (other than such new director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent or proxy solicitation, relating to the election of directors of the Company by or on behalf of a Person other than the Board);

(c)
Consummation of a reorganization, merger, amalgamation or consolidation involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, following such Business Combination: (i) individuals and entities that were the Beneficial Owners of Outstanding Company Voting Securities immediately prior to such Business Combination are the Beneficial Owners, directly or indirectly, of more than fifty percent (50%) of the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors (or election of members of a comparable governing body) of the entity resulting from the Business Combination (including, without limitation, an entity which as a result of such transaction owns all or substantially all of the voting power of the outstanding voting securities entitled to vote generally in the election of directors or all or substantially all of the Company’s assets either directly or through one or more Subsidiaries) (the “Successor Entity”) in substantially the same proportions as their ownership immediately prior to such Business Combination and (ii) at least a majority of the members of the board of directors (or comparable governing body) of the Successor Entity immediately following the Business Combination were Incumbent Directors (including persons deemed to be Incumbent Directors) at the time of the execution of the initial agreement providing for such Business Combination.

Notwithstanding the foregoing, solely for purposes of determining the timing of payment or timing of distribution for purposes of an Award that constitutes “nonqualified deferred compensation” within the meaning of Section 409A, a Change of Control shall not be deemed to have occurred unless the events that have occurred will also constitute a “change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation,” of the Company under Section 409A, or any successor provision.

2.8	“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

2.9
“Committee” means (i) the Compensation Committee of the Board or a subcommittee of the Compensation Committee of the Board, (ii) such other committee designated by the Board to administer this Plan or (iii) the Board.

2.10	“Company” means Signet Jewelers Limited, registered in Bermuda no. 42069, and any successor thereto.

2.11	“Effective Date” means the date set forth in Section 16.18.

2.12	“Eligible Person” means any person who is an Employee, Non-Employee Director, consultant or other personal service provider of the Company or any of its Subsidiaries or Affiliates.

2.13	“Employee” means an officer or other employee of the Company, a Subsidiary or Affiliate, including a member of the Board who is an employee of the Company, a Subsidiary or Affiliate.

2.14	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.15
“Fair Market Value” means, as of any date, the per Share value determined as follows, in accordance with the applicable provisions of Section 409A of the Code to the extent required for setting the Option Price or grant price:

(a)
The closing price on the New York Stock Exchange or other recognized stock exchange or any established over-the-counter trading system on which dealings take place or if such date is not a trading day, the first trading day immediately preceding such date or such other method based on actual transactions in such Shares as reported by such market, as determined by the Committee; or

(b)	In the absence of an established market for the Shares of the type described above, the per Share Fair Market Value thereof shall be determined by the Committee in good faith.

2.16	“Incentive Stock Option” means an Option intended to meet the requirements of an incentive stock option as defined in Section 422 of the Code and designated as an Incentive Stock Option.

2.17	“New York Stock Exchange” means the New York Stock Exchange or any successor body carrying on the business of the New York Stock Exchange.

2.18
“Non-Employee Director” means a person defined in Rule 16b-3(b)(3) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

2.19	“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

2.20	“Other Share-Based Award” means any right granted under Article 10 of the Plan.

2.21	“Option” means any stock option granted from time to time under Article 6 of the Plan.

2.22	“Option Price” means the purchase price per Share subject to an Option, as determined pursuant to Section 6.2 of the Plan.

2.23	“Participant” means any Eligible Person (or any permitted holder under Section 16.5) who holds an outstanding Award under the Plan.

2.24	“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.25
“Plan” means the Signet Jewelers Limited 2018 Omnibus Incentive Plan, as set forth herein, as may be amended from time to time and includes any sub-plan or appendix that may be created and approved by the Board.

2.26	“Plan Year” means the applicable fiscal year of the Company.

2.27	“Restricted Stock” means Shares granted from time to time under Article 8 of the Plan.

2.28	“Restriction Period” means the period during which Restricted Stock awarded under Article 8 of the Plan is subject to forfeiture.

2.29
“Service” means a Participant’s employment with the Company or any Subsidiary or Affiliate or a Participant’s service as a Non-Employee Director, consultant or other service provider with the Company or any Subsidiary or Affiliate, as applicable.

2.30	“Share” means a common share of the Company, par value $0.18 per share, or such other class or kind of shares or other securities resulting from the application of Section 13.1.

2.31	“Stock Appreciation Right” means any right granted from time to time under Article 7 of the Plan.

2.32
“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company (or any parent of the Company) if each of the corporations, other than the last corporation in each unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Article 3. Administration

3.1
Committee Members. The Plan shall be administered by a Committee comprised of no fewer than two members of the Board. To the extent determined by the Board, each member shall be (i) a Non-Employee Director and (ii) an “independent director” within the meaning of the listing requirements of any exchange or trading system on which the Company is listed. Notwithstanding the foregoing, the mere fact that a Committee member shall fail to qualify under any of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. Neither the Company nor any member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award thereunder.

3.2
Authority of the Committee. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (i) determine the Eligible Persons to whom Awards shall be granted under the Plan, (ii) prescribe the restrictions, terms and conditions of all Awards, (iii) interpret the Plan and terms of the Awards, (iv) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and interpret, amend or revoke any such rules, (v) make all determinations with respect to a Participant’s Service and the termination of such Service for purposes of any Award, (vi) correct any defect(s) or omission(s) or reconcile any ambiguity(ies) or inconsistency(ies) in the Plan or any Award thereunder, (vii) make all determinations it deems advisable for the administration of the Plan, (viii) decide all disputes arising in connection with the Plan and to otherwise supervise the administration of the Plan, (ix) subject to the terms of the Plan, amend the terms of an Award, (x) accelerate the vesting or, to the extent applicable, exercisability of any Award at any time (including, but not limited to, upon a Change of Control or upon termination of Service under certain circumstances, as set forth in the Award Agreement or otherwise), and (xi) adopt such procedures, modifications or subplans as are necessary or appropriate to permit participation in the Plan by Eligible Persons who are foreign nationals or employed outside of the United States. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such persons are similarly situated. The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or board of directors of a Subsidiary or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.

3.3
Delegation. The Committee shall have the right, from time to time, to delegate in writing to one or more officers of the Company or a Subsidiary the authority of the Committee to grant and determine the terms and conditions of Awards granted under the Plan, subject to the requirements of the provisions of the Companies Act 1981, as amended of Bermuda and the bye-laws of the Company (or any successor provision) or such other limitations as the Committee shall determine. In no event shall any such delegation of authority be permitted with respect to Awards granted to any member of the Board or to any Eligible Person who is subject to Rule 16b-3 under the Exchange Act. The Committee shall also be permitted to delegate, to any appropriate officer or employee of the Company or a Subsidiary, responsibility for performing certain ministerial functions under the Plan. In the event that the Committee’s authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose. Any action undertaken in accordance with the Committee’s delegation of authority hereunder shall have the same force and effect as if such action was undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.

Article 4. Eligibility and Participation

4.1
Eligibility. Participants will consist of such Eligible Persons as the Committee in its sole discretion determines and whom the Committee may designate from time to time to receive Awards. In selecting Eligible Persons to be Participants, and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate. Designation of a Participant in any year shall not require the Committee to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the Participant in any other year.

4.2	Type of Awards. Awards under the Plan may be granted in any one or a combination of:
(a) Options, (b) Stock Appreciation Rights, (c) Restricted Stock, (d) Restricted Stock Units, (e) Other Share-Based Awards and (f) Cash Awards. Awards granted under the Plan shall be evidenced by Award Agreements (which need not be identical) that provide additional terms and conditions associated with such Awards, as determined by the Committee in its sole discretion; provided, however, that in the event of any conflict between the provisions of the Plan and any such Award Agreement, the provisions of the Plan shall prevail.
Article 5. Shares Subject to the Plan and Maximum Awards

5.1	Number of Shares Available for Awards.

(a)
General. Subject to adjustment as provided in Article 13 hereof, the maximum number of Shares available for issuance to Participants pursuant to Awards under the Plan shall be 3,575,000 Shares. The number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 3,575,000 Shares, subject to Article 13 hereof. The Shares available for issuance under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury Shares.

(b)
Share Replenishment. Any Shares delivered to the Company as part or full satisfaction of the Option price or grant price of an Option or Stock Appreciation Right or to satisfy the withholding obligation with respect to an Option or Stock Appreciation Right, shall not be available for future Awards (such that, with respect to a Stock Appreciation Right that is settled in Shares, the gross number of Shares pursuant to such Award shall not be available for future Awards). Any Shares delivered to the Company as part or full satisfaction of the purchase price of an Award, other than an Option or Stock Appreciation Right, or to satisfy the withholding obligation with respect to an Award, other than an Option or Stock Appreciation Right, shall again be available for Awards. In the event that any outstanding Award expires, is forfeited, cancelled or otherwise terminated without the issuance of Shares or is otherwise settled for cash, the Shares subject to such Award, to the extent of any such forfeiture, cancellation, expiration, termination or settlement for cash, shall again be available for Awards. If the Committee authorizes the assumption under this Plan, in connection with any merger, amalgamation, consolidation, acquisition of property or stock, or reorganization, of awards granted under another plan, such assumption shall not reduce the maximum number of Shares available for issuance under this Plan. In the event that any outstanding award under the 2009 Plan expires, is forfeited, cancelled or otherwise terminated without the issuance of Shares or is otherwise settled for cash, the Shares subject to such award, to the extent of any such forfeiture, cancellation, expiration, termination or settlement for cash, shall be available for Awards under the Plan.

(c)
Minimum Vesting. The vesting period applicable to all Awards (or any portion of an Award), other than Cash Awards, shall be no less than one year; provided that up to 5% of Shares available for issuance to Participants pursuant to Awards under the Plan may be granted without regard to any minimum vesting period.

(d)
Awards Granted to Non-Employee Directors. No Non-Employee Director of the Company or a Subsidiary or Affiliate may be granted, during any Plan Year, Awards having a fair value (determined on the date of grant) that, when added to the cash compensation paid by the Company to the Non-Employee Director during the same Plan Year, exceeds $1,500,000.

Article 6. Stock Options

6.1
Grant of Options. The Committee is hereby authorized to grant Options to Eligible Persons. Options may be granted to an Eligible Person to the extent the Company is an “eligible issuer,” as defined in Section 409A, with respect to such person. Options shall be evidenced by Award Agreements that shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall determine. Options shall permit a Participant to purchase from the Company a stated number of Shares at an Option Price established by the Committee, subject to the terms and conditions described in this Article 6 and to such additional terms and conditions, as established by the Committee, in its sole discretion, that are consistent with the provisions of the Plan. Options shall be designated as either Incentive Stock Options or Nonqualified Stock Options.

6.2	Option Price. The Option Price shall be determined by the Committee at the time of grant, but shall not be less than the Fair Market Value of a Share on the date of grant.

6.3
Vesting and Exercisability of Options. The Committee shall, in its discretion, prescribe in an Award Agreement the time or times at which or the conditions upon which, an Option or portion thereof shall become vested and/or exercisable, subject to Section 5.1(c). The requirements for vesting and exercisability of an Option may be based on the continued Service of the Participant for a specified time period (or periods), on the attainment of a specified performance goal(s) and/or on such other terms and conditions as approved by the Committee in its discretion.

6.4
Option Term. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Option may be exercised; provided, however, that the maximum term of a Stock Option shall be ten (10) years from the date of grant. The Committee may provide that a Stock Option will cease to be exercisable upon or at the end of a specified time period following a termination of Service for any reason as set forth in the Award Agreement or otherwise. Subject to Section 409A of the Code and the provisions of this Article 6, the Committee may extend at any time the period in which a Stock Option may be exercised.

6.5
Method of Exercise. Subject to such terms and conditions as specified in an Award Agreement, an Option may be exercised for all, or any part, of the Shares for which it is then exercisable at any time during the term thereof by notice in the form required by the Company, together with payment of the aggregate Option Price and applicable tax withholding, pursuant to Section 16.3 of the Plan. For purposes of this Article 6, the exercise date of an Option shall be the later of the date a notice of exercise is received by the Company and, if applicable, the date payment is received by the Company pursuant to clauses (i), (ii), (iii), (iv) or (v) in the following sentence (including the applicable tax withholding pursuant to Section 16.3 of the Plan). The aggregate Option Price for the Shares as to which an Option is exercised shall be paid to the Company in full at the time of exercise at the election of the Participant (i) in cash or its equivalent (e.g., by cashier’s check), (ii) to the extent permitted by the Committee, in Shares (whether or not previously owned by the Participant) having a Fair Market Value equal to the aggregate Option Price for the Shares being purchased and satisfying such other requirements as may be imposed by the Committee, (iii) partly in cash and, to the extent permitted by the Committee, partly in such Shares (as described in (ii) above), (iv) to the extent permitted by the Committee, by reducing the number of Shares otherwise deliverable upon the exercise of the Option by the number of Shares having a Fair Market Value on the date of exercise equal to the Option Price or (v) if there is a public market for the Shares at such time, subject to such requirements as may be imposed by the Committee, through the delivery of irrevocable instructions to a broker to sell Shares obtained upon the exercise of the Option and to deliver promptly to the Company an amount out of the proceeds of such sale equal to the aggregate Option Price for the Shares being purchased. The Committee may prescribe any other method of payment that it determines to be consistent with applicable law and the purpose of the Plan.

6.6	Additional Rules for Incentive Stock Options.

(a)
Eligibility. An Incentive Stock Option shall be interpreted to comply with Section 422 of the Code and the Treasury Regulations thereunder. Incentive Stock Options may only be granted to an Eligible Person who is considered an employee for purposes of Treasury Regulation Section 1.421-1(h) with respect to the Company or any Subsidiary that qualifies as a “subsidiary corporation” with respect to the Company for purposes of Section 424(f) of the Code.

(b)
Annual Limits. No Incentive Stock Option shall be granted to a Participant as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the Shares with respect to which incentive stock options under Section 422 of the Code are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any subsidiary corporation under Section 424(f) of the Code, would exceed $100,000, determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking Options into account in the order in which granted. Any Option grant that exceeds such limit shall be treated as a Nonqualified Stock Option.

(c)
Additional Limitations. In the case of any Incentive Stock Option granted to an Eligible Person who owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or any subsidiary corporation under Section 424(f) of the Code, the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant and the maximum term shall be five (5) years.

(d)
Termination of Service. An Award of an Incentive Stock Option may provide that such Option may be exercised not later than (i) three (3) months following termination of Service of the Participant with the Company and all subsidiary corporations under Section 424(f) of the Code (other than as set forth in clause (ii) of this Section 6.6(d)) or (ii) one year following termination of Service of the Participant with the Company and all subsidiary corporations under Section 424(f) of the Code due to death or permanent and total disability within the meaning of Section 22(e)(3) of the Code, in each case as and to the extent determined by the Committee to comply with the requirements of Section 422 of the Code.

(e)
Other Terms and Conditions. Any Incentive Stock Option granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of the Plan, shall be intended and interpreted to cause such Incentive Stock Option to qualify as an “incentive stock option” under Section 422 of the Code. An Option that is granted as an Incentive Stock Option shall, to the extent it fails to qualify as an “incentive stock option” under the Code, be treated as a Nonqualified Stock Option

(f)
Disqualifying Dispositions. If Shares acquired by exercise of an Incentive Stock Option are disposed of within two years following the date of grant or one year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

6.7
Repricing Prohibited. Subject to the adjustment provisions contained in Section 13.1 hereof, without the prior approval of the Company’s shareholders, neither the Committee nor the Board shall cancel an Option when the Option Price per share exceeds the Fair Market Value of one Share in exchange for cash or another Award (other than in connection with a Change of Control) or cause the cancellation, substitution or amendment of an Option that would have the effect of reducing the Option Price of such Option previously granted under the Plan or otherwise approve any modification to such Option, that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the New York Stock Exchange or other principal exchange on which the Shares are then listed

6.8
No Rights as Shareholder. The Participant shall not have any rights as a shareholder with respect to the Shares underlying an Option until such time as Shares are delivered to the Participant pursuant to the terms of the Award Agreement. Dividends shall not be paid with respect to Shares subject to an Option and dividend equivalent rights may not be granted with respect to Shares subject to an Option.

Article 7. Stock Appreciation Rights

7.1
Grant of Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons, including a grant of Stock Appreciation Rights in tandem with any Option at the same time such Option is granted (a “Tandem SAR”). Stock Appreciation Rights shall be evidenced by Award Agreements that shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall determine. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the Participant a right to receive, upon exercise thereof, the excess of (a) the Fair Market Value of a specified number of Shares on the date of exercise over (b) the grant price of the right as specified by the Committee on the date of the grant. Such payment may be in the form of cash, Share, other property or any combination thereof, as the Committee shall determine in its sole discretion. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event.

7.2
Grant Price of Stock Appreciation Rights. The grant price of a Stock Appreciation Right shall be determined by the Committee at the time of grant, but shall not be less than the Fair Market Value of a Share on the date of grant.

7.3
Vesting of Stock Appreciation Rights. The Committee shall, in its discretion, prescribe in an Award Agreement the time or times at which or the conditions upon which, a Stock Appreciation or portion thereof shall become vested and/or exercisable, subject to Section 5.1(c). The requirements for vesting and exercisability of a Stock Appreciation Right may be based on the continued Service of the Participant for a specified time period (or periods), on the attainment of a specified performance goal(s) and/or on such other terms and conditions as approved by the Committee in its discretion.

7.4
Stock Appreciation Right Term. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Appreciation Right may be exercised and the methods of exercise or settlement; provided, however, that the maximum term of a Stock Appreciation Right shall be ten (10 years). The Committee may impose such other conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

7.5
Tandem Stock Appreciation Rights and Options. A Tandem SAR shall be exercisable only to the extent that the related Option is exercisable and shall expire no later than the expiration of the related Option. Upon the exercise of all or a portion of a Tandem SAR, a Participant shall be required to forfeit the right to purchase an equivalent portion of the related Option (and, when a Share is purchased under the related Option, the Participant shall be required to forfeit an equivalent portion of the Stock Appreciation Right).

7.6
Repricing Prohibited. Subject to the adjustment provisions contained in Section 13.1 hereof, without the prior approval of the Company’s shareholders, neither the Committee nor the Board shall cancel a Stock Appreciation Right when the grant price per share exceeds the Fair Market Value of one Share in exchange for cash or another Award (other than in connection with a Change of Control) or cause the cancellation, substitution or amendment of a Stock Appreciation Right that would have the effect of reducing the grant price of such a Stock Appreciation Right previously granted under the Plan or otherwise approve any modification to such Stock Appreciation Right that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the New York Stock Exchange or other principal exchange on which the Shares are then listed.

7.7
No Rights as Shareholder. The Participant shall not have any rights as a shareholder with respect to the Stock Appreciation Rights or Tandem SARs until such time as Shares are delivered to the Participant pursuant to the terms of the Award Agreement. Dividends shall not be paid with respect to a Stock Appreciation Right or Tandem SAR and dividend equivalent rights may not be granted with respect to a Stock Appreciation Right or Tandem SAR.

Article 8. Restricted Stock

8.1
Grant of Restricted Stock. The Committee is hereby authorized to grant Restricted Stock to Eligible Persons. An Award of Restricted Stock is a grant by the Committee of a specified number of Shares to the Participant, which Shares are subject to forfeiture upon the occurrence of specified events. The Committee may require the payment by the Participant of a specified purchase price in connection with any Award of Restricted Stock. Restricted Stock shall be evidenced by an Award Agreement, which shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall determine.

8.2
Vesting of Restricted Stock Awards. The Committee shall, in its discretion, prescribe in an Award Agreement the period(s) of restriction and the performance, employment or other conditions (including the termination of a Participant’s Service) under which the Restricted Stock may be forfeited to the Company, subject to Section 5.1(c).

8.3
Terms of Restricted Stock Awards. Any Restricted Stock granted under the Plan shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a share certificate or certificates (in which case, the certificate(s) representing such Shares shall be legended as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and deposited by the Participant, together with a stock power endorsed in blank, with the Company, to be held in escrow during the Restriction Period). At the end of the Restriction Period, the restrictions imposed hereunder and under the Award Agreement shall lapse with respect to the number of Shares of Restricted Stock as determined by the Committee, and the legend shall be removed and such number of Shares delivered to the Participant (or, where appropriate, the Participant’s legal representative).

8.4
Voting and Dividend Rights. The Committee shall determine and set forth in a Participant’s Award Agreement whether or not a Participant holding Restricted Stock granted hereunder shall have the right to exercise voting rights with respect to the Restricted Stock during the Restriction Period (the Committee may require a Participant to grant an irrevocable proxy and power of substitution) and have the right to receive dividends on the Restricted Stock during the Restriction Period (and, if so, on what terms); provided that if a Participant has the right to receive dividends paid with respect to Restricted Stock, such dividends shall be subject to the same vesting terms as the related Restricted Stock.

8.5
Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code concerning Restricted Stock, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9. Restricted Stock Units

9.1
Grant of Restricted Stock Units. The Committee is hereby authorized to grant Restricted Stock Units to Eligible Persons. Restricted Stock Units represent the right to receive Shares or cash, or a combination thereof, at a specified date in the future. Restricted Stock Units shall be subject to such restrictions and conditions as the Committee shall determine. Restricted Stock Units shall be evidenced by Award Agreements that shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall determine.

9.2
Vesting of Restricted Stock Units. The Committee shall, in its discretion, prescribe in an award agreement the vesting requirements with respect to Restricted Stock Units, subject to Section 5.1(c). The requirements for vesting of a Restricted Stock Unit may be based on the continued Service of the Participant for a specified time period (or periods) and/or on such other terms and conditions as approved by the Committee (including performance goal(s)).

9.3
Payment of Restricted Stock Units. Restricted Stock Units shall become payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award. Payment of a Restricted Stock Unit may be made, as approved by the Committee and set forth in the Award Agreement, in cash or in Shares or in a combination thereof. Any cash payment for or in respect of a Restricted Stock Unit shall be made based upon the Fair Market Value of a Share on the payment date.

9.4
Dividend Equivalent Rights. Dividends shall not be paid with respect to Restricted Stock Units. Dividend equivalent rights may be granted with respect to the Shares subject to Restricted Stock Units to the extent permitted by the Committee and set forth in the applicable Award Agreement; provided that any dividend equivalent rights granted shall be subject to the same vesting terms as the related Restricted Stock Units.

9.5
No Rights as Shareholder. The Participant shall not have any rights as a shareholder with respect to the Shares subject to a Restricted Stock Unit until such time as Shares are delivered to the Participant pursuant to the terms of the Award Agreement

Article 10. Other Share-Based Awards
The Committee is hereby authorized, in its discretion, to grant Awards of Shares and Awards that are valued, in whole or in part, by reference to, or are otherwise based on the Fair Market Value of, Shares (the “Other Share-Based Awards”), including without limitation, phantom awards, to Eligible Persons. Other Share-Based Awards shall be evidenced by Award Agreements that shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall determine. The Committee shall determine and set forth in a Participant’s Award Agreement whether or not a Participant holding an Other Share-Based Award granted hereunder shall have the right to receive dividends or dividend equivalents with respect to Shares underlying the Other Share-Based Award (and, if so, on what terms); provided that if a Participant has the right to receive dividends or dividend equivalents, such rights shall be subject to the same vesting terms as the related Other Share-Based Award. Such Other Share-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of Service, the occurrence of an event and/or the attainment of performance objectives. Other Share-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine to whom and when Other Share-Based Awards will be made, the number of Shares to be awarded under (or otherwise related to) such Other Share-Based Awards, whether such Other Share-Based Awards shall be settled in cash, Shares or a combination of cash and Shares, and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable), subject to Section 5.1(c).
Article 11. Cash Awards

11.1
Grant of Cash Awards. The committee is hereby authorized to grant Cash Awards to Eligible Persons. Each Cash Award shall be denominated in cash and shall be evidenced by an Award Agreement that shall conform to the requirements of the Plan and may contain such other provisions as the Committee may determine. The Committee may accelerate the vesting of a Cash Award upon a Change of Control or termination of Service under certain circumstances, as set forth in the applicable Award Agreement.

11.2
Payment. Payment amounts may be based on the attainment of specified levels of the performance goals, including, if applicable, specified threshold, target and maximum performance levels, and performance falling between such levels. The requirements for payment may be also based upon the continued Service of the Participant with the Company or a Subsidiary or Affiliate during a specified period and on such other conditions as determined by the Committee and set forth in the applicable Award Agreement.

Article 12. Compliance with Section 409A of the Code and Section 457A of the Code

12.1
General. The Company intends that any Awards be structured in compliance with, or to satisfy an exemption from, Section 409A of the Code (“Section 409A”), such that there are no adverse tax consequences, interest, or penalties as a result of the Awards. Notwithstanding the Company’s intention, in the event any Award is or may be subject to the taxes and penalties under Section 409A, the Committee may, in its sole discretion and without a Participant’s prior consent, amend the Plan and/or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (a) exempt the Plan and/or any Award from the application of Section 409A, (b) preserve the intended tax treatment of any such Award, or (c) comply with the requirements of Section 409A, including without limitation any such regulations guidance, compliance programs and other interpretative authority that may be issued after the date of the grant.

12.2
Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or Award Agreement, any payment(s) of nonqualified deferred compensation (within the meaning of Section 409A) that are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A) as a result of his or her separation from service (other than a payment that is not subject to Section 409A) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) on the payment date that immediately follows the end of such six-month period or as soon as administratively practicable thereafter, and any remaining payments shall be paid or provided in accordance with the normal payment dates specified for them in the Plan or Award Agreement.

12.3
Separation from Service. A termination of employment shall not be deemed to have occurred for purposes of any provision of the Plan or any Award Agreement providing for the payment of any amounts or benefits that are considered nonqualified deferred compensation under Section 409A upon or following a termination of employment, unless such termination is also a “separation from service” within the meaning of Section 409A and the payment thereof prior to a “separation from service” would violate Section 409A. For purposes of any such provision of the Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms shall mean “separation from service.”

12.4
Section 457A. The Company intends that any Awards be structured in compliance with, or to satisfy an exemption from, Section 457A of the Code (“Section 457A”) and all regulations, guidance, compliance programs and other interpretative authority thereunder, such that there are no adverse tax consequences, interest, or penalties as a result of the payments. Notwithstanding the Company’s intention, in the event any Award is subject to Section 457A, the Committee may, in its sole discretion and without a Participant’s prior consent, amend the Plan and/or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (a) exempt the Plan and/or any Award from the application of Section 457A, (b) preserve the intended tax treatment of any such Award, or (c) comply with the requirements of Section 457A, including without limitation any such regulations, guidance, compliance programs and other interpretative authority that may be issued after the date of the grant.

Article 13. Adjustments

13.1
Adjustments in Authorized Shares. In the event of any corporate event or transaction involving the Company, a Subsidiary and/or an Affiliate (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, amalgamation, consolidation, reorganization, recapitalization, reclassification, separation, stock dividend, extraordinary cash dividend, stock split, reverse stock split, split up, spin-off, combination of Shares, exchange of Shares, dividend in kind, amalgamation, or other like change in capital structure (other than normal cash dividends to shareholders of the Company), or any similar corporate event or transaction, the Committee shall, in the manner and to the extent it considers appropriate and equitable to Participants and consistent with the terms of the Plan, cause an adjustment to be made to (i) the maximum number and kind of Shares, units or other securities or property that may be issued under the Plan or under particular forms of Awards, (ii) the number and kind of Shares, units or other rights subject to then outstanding Awards, (iii) the Option Price, grant price or purchase price for each share or unit or other right subject to then outstanding Awards, (iv) other value determinations applicable to the Plan and/or outstanding Awards, and (v) any other terms of an Award that are affected by the event. Notwithstanding the foregoing, in the case of Incentive Stock Options, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 424(a) of the Code, unless otherwise determined by the Committee.

13.2
Change of Control. Upon the occurrence of a Change of Control after the Effective Date, unless otherwise specifically prohibited under applicable laws or by the applicable rules and regulations of any governing governmental agencies or national securities exchanges, or unless the Committee shall determine otherwise in the Award Agreement, the Committee is authorized (but not obligated) to make adjustments in the terms and conditions of outstanding Awards, including without limitation the following (or any combination thereof): (i) continuation or assumption of such outstanding Awards under the Plan by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent; (ii) substitution by the surviving company or corporation or its parent of Awards with substantially the same terms for such outstanding Awards; (iii) accelerated exercisability, vesting and/or lapse of restrictions under outstanding Awards immediately prior to the occurrence of such event; (iv) upon written notice, provide that any outstanding Awards must be exercised, to the extent then exercisable, during a reasonable period of time immediately prior to the scheduled consummation of the event, or such other period as determined by the Committee (contingent upon the consummation of the event), and at the end of such period, such Awards shall terminate to the extent not so exercised within the relevant period; and (v) cancellation of all or any portion of outstanding Awards for fair value (as determined in the sole discretion of the Committee and which may be zero) which, in the case of Options and Stock Appreciation Rights or similar Awards, may equal the excess, if any, of the value of the consideration to be paid in the Change of Control transaction to holders of the same number of Shares subject to such Awards (or, if no such consideration is paid, Fair Market Value of the Shares subject to such outstanding Awards or portion thereof being canceled) over the aggregate Option Price or grant price, as applicable, with respect to such Awards or portion thereof being canceled, or if no such excess, zero; provided further, that if any payments or other consideration payable to holders of Shares are deferred and/or contingent as a result of escrows, earn outs, holdbacks or any other contingencies, payments under this provision may be made subject to the same terms and conditions applicable to the holders of Shares generally in connection with the Change of Control.

Article 14. Forfeiture Events

14.1
General. The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award are subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, without limitation, termination of Service for Cause, violation of material Company policies, breach of noncompetition, non-solicitation, confidentiality or other restrictive covenants that may apply to the Participant or other conduct by the Participant that is detrimental to the business or reputation of the Company.

14.2	Termination for Cause.

(a)
Treatment of Awards. Unless otherwise provided by the Committee and set forth in an Award Agreement, if (i) a Participant’s Service with the Company or any Subsidiary or Affiliate shall be terminated for Cause or (ii) after termination of Service for any other reason, the Committee determines in its discretion either that, (1) during the Participant’s period of Service, the Participant engaged in an act which would have warranted termination of Service for Cause or (2) after termination, the Participant engaged in conduct that violated any continuing obligation or duty of the Participant in respect of the Company or any Subsidiary or Affiliate, such Participant’s rights, payments and benefits with respect to an Award shall be subject to cancellation, forfeiture and/or recoupment. The Committee shall have the power to determine whether the Participant has been terminated for Cause, the date upon which such termination for Cause occurs, whether the Participant engaged in an act which would have warranted termination of Service for Cause or engaged in conduct that violated any continuing obligation or duty of the Participant in respect of the Company or any Subsidiary or Affiliate. Any such determination shall be final, conclusive and binding upon all Persons. In addition, if the Committee shall reasonably determine that a Participant has committed or may have committed any act which could constitute the basis for a termination of such Participant’s Service for Cause or violates any continuing obligation or duty of the Participant in respect of the Company or any Subsidiary or Affiliate, the Committee may suspend the Participant’s rights to exercise any Stock Option or Stock Appreciation Right, receive any payment or vest in any right with respect to any Award pending a determination by the Committee of whether an act or omission could constitute the basis for a termination for Cause as provided in this Section 14.2.

(b)
Definition of Cause. Unless otherwise defined in an Award Agreement, “Cause” shall mean: (i) fraud, embezzlement, gross insubordination on the part of the Participant or any act of moral turpitude or misconduct (which misconduct adversely affects the business or reputation of the Company or any Subsidiary or Affiliate) by the Participant; (ii) conviction of, or the entry of a plea of nolo contendere by, the Participant for any felony; or (iii) a material breach of, or the willful failure or refusal by the Participant to perform and discharge, his duties, responsibilities or obligations under any Agreement with the Company or a Subsidiary or Affiliate and any other agreement relating to the Participant’s provision of Service to the Company or any Subsidiary or Affiliate.

Any voluntary termination of Service or other engagement by the Participant in anticipation of an involuntary termination of the Participant’s Service for Cause shall be deemed to be a termination for “Cause.” Notwithstanding the foregoing, in the event that a Participant is party to an employment, severance or similar agreement with the Company or any of its affiliates and such agreement contains a definition of “Cause,” the definition of “Cause” set forth above shall be deemed replaced and superseded, with respect to such Participant, by the definition of “Cause” used in such employment, severance or similar agreement.

14.3
Accounting Restatement. If a Participant receives compensation pursuant to an Award under the Plan based on financial statements that are subsequently required to be restated in a way that would decrease the value of such compensation, the Participant will, to the extent not otherwise prohibited by law, upon the written request of the Company, forfeit and repay to the Company the difference between what the Participant received and what the Participant should have received based on the accounting restatement, in accordance with (i) the Company’s compensation recovery, “clawback” or similar policy, as may be in effect from time to time and (ii) any compensation recovery, “clawback” or similar policy made applicable by law including the provisions of Section 945 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules, regulations and requirements adopted thereunder by the Securities and Exchange Commission and/or any national securities exchange on which the Company’s equity securities may be listed (the “Policy”). By accepting an Award hereunder, the Participant acknowledges and agrees that the Policy, whenever adopted, shall apply to such Award, and all incentive-based compensation payable pursuant to such Award shall be subject to forfeiture and repayment pursuant to the terms of the Policy.

Article 15. Duration, Amendment, Modification, Suspension, and Termination

15.1	Duration of the Plan. Unless sooner terminated as provided in Section 15.2, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date.

15.2
Amendment, Modification, Suspension, and Termination of Plan. The Committee may amend, alter, suspend, discontinue, or terminate (for purposes of this Section 15.2, an “Action”) the Plan or any portion thereof or any Award (or Award Agreement) thereunder at any time; provided that no such Action shall be made, other than as permitted under Article 12 or 13, (i) without shareholder approval (A) if such approval is necessary to comply with any tax (e.g. with respect to Incentive Stock Options) or regulatory requirement applicable to the Plan or (B) if such Action requires shareholder approval under applicable stock exchange requirements, and (ii) without the written consent of the affected Participant, if such Action would materially diminish the rights of any Participant under any Award theretofore granted to such Participant under the Plan; provided, however, that the Committee may amend the Plan, any Award or any Award Agreement without such consent of the Participant in such manner as it deems necessary to comply with applicable laws.

Article 16. General Provisions

16.1
No Right to Service. The granting of an Award under the Plan shall impose no obligation on the Company, any Subsidiary or any Affiliate to continue the Service of a Participant and shall not lessen or affect any right that the Company, any Subsidiary or any Affiliate may have to terminate the Service of such Participant. No Participant or other Person shall have any claim to be granted any Award.

16.2
Settlement of Awards; Fractional Shares. Each Award Agreement shall establish the form in which the Award shall be settled. The Committee shall determine whether cash, Awards, other securities or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be rounded, forfeited or otherwise eliminated.

16.3
Tax Withholding. The Company shall have the power and the right to deduct or withhold automatically from any amount deliverable under the Award or otherwise, or require a Participant to remit to the Company, the minimum statutory amount (or the maximum or other rate as determined by the Committee in an Award Agreement or otherwise) to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan. With respect to required withholding, Participants may elect (subject to the Company’s automatic withholding right set out above), subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory (or the maximum or other rate as determined by the Committee in an Award Agreement or otherwise) total tax that could be imposed on the transaction.

16.4
No Guarantees Regarding Tax Treatment. Participants (or their beneficiaries) shall be responsible for all taxes with respect to any Awards under the Plan. The Committee and the Company make no guarantees to any Person regarding the tax treatment of Awards or payments made under the Plan. Neither the Committee nor the Company has any obligation to take any action to prevent the assessment of any tax on any Person with respect to any Award under Section 409A of the Code or Section 457A of the Code or otherwise and none of the Company, any of its Subsidiaries or Affiliates, or any of their employees or representatives shall have any liability to a Participant with respect thereto.

16.5
Non-Transferability of Awards. Unless otherwise determined by the Committee, an Award shall not be transferable or assignable by the Participant except in the event of his death (subject to the applicable laws of descent and distribution) and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate. No transfer shall be permitted for value or consideration. An award exercisable after the death of a Participant may be exercised by the legatees, personal representatives or distributees of the Participant. Any permitted transfer of the Awards to heirs or legatees of the Participant shall not be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.

16.6
Conditions and Restrictions on Shares. The Committee may impose such other conditions or restrictions on any Shares received in connection with an Award as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received for a specified period of time or a requirement that a Participant represent and warrant in writing that the Participant is acquiring the Shares for investment and without any present intention to sell or distribute such Shares. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any conditions and restrictions applicable to such Shares.

16.7
Compliance with Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies, or any stock exchanges on which the Shares are admitted to trading or listed, as may be required. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a)	Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)
Completion of any registration or other qualification of the Shares under any applicable national, state or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

The restrictions contained in this Section 16.7 shall be in addition to any conditions or restrictions that the Committee may impose pursuant to Section 16.6. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

16.8
Awards to Non-U.S. Employees or Directors. To comply with the laws in countries other than the United States in which the Company or any of its Subsidiaries or Affiliates operates or has Employees or Directors, the Committee, in its sole discretion, shall have the power and authority to:

(a)	Determine which Subsidiaries or Affiliates shall be covered by the Plan;

(b)	Determine which Eligible Persons outside the United States are eligible to participate in the Plan;

(c)	Modify the terms and conditions of any Award granted to Eligible Persons outside the United States to comply with applicable foreign laws;

(d)	Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals; and

(e)
Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 16.8 by the Committee shall be appendices of the Plan.

16.9
Rights as a Shareholder. Except as otherwise provided herein or in the applicable Award Agreement, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

16.10
Trading Policy and Other Restrictions. Transactions involving Awards under the Plan shall be subject to the Company’s Code for Securities Transactions and other restrictions, terms and conditions, to the extent established by the Committee or by applicable law, including any other applicable policies set by the Committee, from time to time

16.11
Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

16.12
Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company or any of its Subsidiaries or Affiliates may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other Person. To the extent that any Person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts. The Plan is not subject to the U.S. Employee Retirement Income Security Act of 1974, as amended from time to time.

16.13
No Constraint on Corporate Action. Nothing in the Plan shall be construed to (a) limit, impair, or otherwise affect the Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets, or (b) limit the right or power of the Company to take any action which such entity deems to be necessary or appropriate.

16.14
Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, amalgamation, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

16.15
Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Ohio, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Any action to enforce any of the provisions of the Plan or any Award Agreement shall be brought in a court in the State of Ohio located in Summit County or, if subject matter jurisdiction exists, in the Eastern Division of the U.S. District Court for the Northern District of Ohio. The Company and any Participant consent to the jurisdiction of such courts and to the service of process in any manner provided by applicable Ohio or federal law. Each party irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any such suit, action, or proceeding brought in such court and any claim that such suit, action, or proceeding brought in such court has been brought in an inconvenient forum and agrees that service of process in accordance with the foregoing sentences shall be deemed in every respect effective and valid personal service of process upon such party.
PARTICIPANT ACKNOWLEDGES THAT, BY ACCEPTING AN AWARD AGREEMENT UNDER THE PLAN, PARTICIPANT IS WAIVING ANY RIGHT THAT PARTICIPANT MAY HAVE TO A JURY TRIAL RELATED TO THIS PLAN OR ANY AWARD AGREEMENT THEREUNDER.

16.16
Waiver of Certain Claims. By participating in the Plan, the Participant waives all and any rights to compensation or damages in consequence of the termination of his or her office or Service with the Company, any Subsidiary or Affiliate for any reason whatsoever, whether lawfully or otherwise, insofar as those rights arise or may arise from his or her ceasing to have rights under the Plan as a result of such termination, or from the loss or diminution in value of such rights or entitlements, including by reason of the operation of the terms of the Plan, any determination by the Board or Committee pursuant to a discretion contained in the Plan or any Award Agreement or the provisions of any statute or law relating to taxation.

16.17
Data Protection. By participating in the Plan, the Participant consents to the collection, processing, transmission and storage by the Company in any form whatsoever, of any data of a professional or personal nature which is necessary for the purposes of introducing and administering the Plan. The Company may share such information with any Subsidiary or Affiliate, the trustee of any employee benefit trust, its registrars, trustees, brokers, other third party administrator or any Person who obtains control of the Company or acquires the company, undertaking or part-undertaking which employs the Participant, wherever situated.

16.18	Effective Date. The Plan shall be effective as of the date of adoption by the Board, which date is set forth below (the “Effective Date”).

16.19
Shareholder Approval. The Plan will be submitted for approval by the shareholders of the Company at an annual meeting or any special meeting of shareholders of the Company within twelve (12) months of the Effective Date. Any Awards granted under the Plan prior to such approval of shareholders shall be effective as of the date of grant, but no such Award may be exercised or settled and no restrictions relating to any Award may lapse prior to such shareholder approval, and if shareholders fail to approve the Plan as specified hereunder, the Plan and any Award shall be terminated and cancelled without consideration.

*    *    *
This Plan was duly adopted and approved by the Board of Directors of the Company by resolution at a meeting held on the 1st day of March, 2018.

Appendix B

Signet Jewelers Limited Sharesave Scheme

1	DEFINITIONS

1.1	In this Scheme, the following words and expressions shall have, where the context so admits, the meanings set forth below:
“Adoption Date” the date of approval of the Scheme by the shareholders of the Company;
“Appropriate Period” in relation to an event giving rise to a change of Control, the applicable period in respect of such event as per Paragraph 38(3) of Schedule 3 to ITEPA;
“Associated Company” an associated company of the Company within the meaning that expression bears in Paragraph 47 of Schedule 3 to ITEPA save in respect of Rule 8.3(b) and 8.5 where the meaning given in Paragraph 35(4) of Schedule 3 to ITEPA shall apply;
“Board” the board of directors for the time being of the Company, or a duly authorised committee thereof;
“Bonus Date” in relation to any Option granted to a Participant, the earliest time when the Relevant Bonus is payable under the Savings Contract entered into by him;
“Code for Securities Transactions” as adopted by the Company and amended from time to time;
“the Company” Signet Jewelers Limited (registered in Bermuda no. 42069);
“Constituent Company”

(A)	the Company; and

(B)	any other company which is under the Control of the Company, is a Subsidiary of the Company and which has been expressly designated by the Board as being a Constituent Company;
“Control” has the meaning given by section 719 of ITEPA;
“Date of Grant” the date on which an Option is granted;
“Date of Invitation” the date on which the Grantor invites applications for Options;
“Dealing Day” any day on which the New York Stock Exchange is open for the transaction of business;
“Eligible Employee” any individual who at the Date of Grant:

(A)	is an employee of a Constituent Company or is an executive director of a Constituent Company who is required to devote more than 25 hours per week (excluding meal breaks) to his duties; and

(B)	whose earnings from the office or employment within (A) are (or would be if there were any) general earnings to which section 15 of ITEPA (Earnings for year when employee UK resident) applies; and

(C)	has been an employee or executive director of a Constituent Company within Paragraph (A) above at all times during the Qualifying Period;
“Employees’ Share Scheme” has the meaning given by Section 1166 of the Companies Act 2006;
“Exercise Price” the total amount payable in relation to the exercise of an Option, whether in whole or in part, being an amount equal to the relevant Option Price multiplied by the number of Shares in respect of which the Option is exercised;
“Grantor” in relation to an Option, the Company, or (if so appointed by the Company) a Trustee;
“HMRC” HM Revenue & Customs;
“Invitation Period” the period of 42 days commencing on any of the following:

(A)	the day immediately following the day on which the Company makes an announcement of its results for the last preceding financial year, half-year or other period;

(B)	the day following the end of any Blackout Period to any Designated Person, as set forth (and each as defined) in the Code for Securities Transactions; or

(C)
any day on which the Board resolves in its discretion that exceptional circumstances exist which justify the grant of Options, provided that invitations to apply for Options must not be issued at any time if it would be unlawful, or would breach any requirement of the Code for Securities Transactions or any other regulation or guidance to which the Company is subject or with which the Company complies;
“ITEPA” the Income Tax (Earnings and Pensions) Act 2003;
“Lower Bonus” the bonus (if any) payable at the end of a period of three years from the commencement of a Savings Contract;
“Market Abuse Regulation” Regulation (EU) No 596/2014 of the European Parliament and of the Council of 16 April 2014 on market abuse as it is in force at the relevant time;
“Market Value” in relation to a Share on any day:

(A)
its market value determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992 and any relevant published HMRC guidance (but, when shares are subject to a Restriction, determined on the basis that no such Restriction applies); and

(B)	subject to (A) above, if and so long as the Shares are listed on the New York Stock Exchange, its middle market quotation as derived from the New York Stock Exchange Listings Directory;
“Maximum Contribution” the lesser of:

(A)	such maximum monthly contribution as may be permitted pursuant to Paragraph 25 of Schedule 3 to ITEPA; or

(B)	such maximum monthly contribution as may be determined from time to time by the Board in accordance with Rule 2.1(d);
“Minimum Contribution” in respect of an Option means the minimum Monthly Contribution specified by the Board in accordance with Rule 2.1(c);
“Monthly Contributions” monthly contributions agreed to be paid by a Participant under their Savings Contract;
“New York Stock Exchange” means the New York Stock Exchange or any successor body carrying on the business of the New York Stock Exchange;
“Option” a right to acquire Shares under the Scheme;
“Option Price” the price per Share, as determined by the Grantor, at which an Eligible Employee may acquire Shares upon the exercise of an Option granted to him being not less than the higher of:

(A)
80 per cent. of the Market Value of a Share on the Dealing Day immediately preceding the Date of Invitation (or, if the Grantor so determines, 80 per cent. of the average of the Market Values on the three Dealing Days immediately preceding the Date of Invitation or 80 per cent. of the Market Value at such other time or times as may be previously agreed in writing with HMRC); and

(B)	if Shares are to be newly issued to satisfy the exercise of the Option, their nominal value, but subject to any adjustment pursuant to Rule 12;
“Participant” any Eligible Employee to whom an Option has been granted, or (where the context so admits) the personal representative(s) of any such person;
“Qualifying Period” means, in relation to an Option, such period as is specified by the Board pursuant to Rule 2.1(f);
“Relevant Bonus” the Lower Bonus or the Standard Bonus (as applicable), as determined by reference to the Option period for which the relevant applicant applies pursuant to Rule 4.1(a);
“Repaid Amount” the amount received by way of repayments of contributions and payments of any Relevant Bonus or interest (if any) under the Savings Contract linked to the relevant Option. The Repaid Amount will not include the amount of any Relevant Bonus, if the Board decides that it will not under Rule 2.1(a) or Rule 6.2 and notifies this to Participants at the Date of Grant;
“Restriction” has the meaning given to it by Paragraph 48(3) of Schedule 3 to ITEPA;
“Savings Contract” a savings contract under a certified SAYE savings arrangement (within the meaning of Section 703 of the Income Tax (Trading and Other Income) Act 2005) that is nominated by the Board and approved by HMRC for the purpose of Schedule 3 to ITEPA;
“Schedule 3 SAYE” means any share option scheme that meets the requirements in force from time to time of Schedule 3 to ITEPA;
“Scheme” the Signet Jewelers Limited Sharesave Scheme, as amended from time to time;

“Share” a common share in the capital of the Company which satisfies the conditions specified in Paragraphs 18 to 20 and 22 of Schedule 3 to ITEPA;
“Standard Bonus” the bonus (if any) payable at the end of a period of five years from the commencement of a Savings Contract;
“Subsidiary” has the meaning given by Section 1159 of the Companies Act 2006;
“Treasury Shares” has the meaning given in sections 724 to 732 of the Companies Act 2006 or the equivalent provision of the Companies Act 1981 of Bermuda;
“Trustee” the trustee or trustees for the time being of any employee benefit trust established for the benefit of beneficiaries including all or substantially all of the Eligible Employees;
“TUPE” the Transfer of Undertakings (Protection of Employment) Regulations 2006; and
“US Securities Laws” has the meaning given by Rule 6.7(a).

1.2	Words and expressions not otherwise defined herein have the same meaning they have in ITEPA.

1.3	References to “Rules” are to the rules of the Scheme.

1.4	The headings in the Rules of the Scheme are for the sake of convenience only and should be ignored when construing the Rules.

1.5	Where the context so admits or requires, words importing the singular shall include the plural and vice versa and words importing the masculine shall include the feminine and vice versa.

1.6
References in the Rules of the Scheme to any statutory provisions are to those provisions as amended, extended or re-enacted from time to time and shall include any regulations made thereunder. The Interpretation Act 1978 shall apply to these Rules mutatis mutandis as if they were an Act of Parliament.

1.7	Any reference to writing or written form shall include any legible format capable of being reproduced on paper, irrespective of the medium used.

1.8
A reference to the Scheme or to any other agreement or document referred to in the Scheme is a reference to the Scheme or such other agreement or document as varied or novated (in each case, other than in breach of the provisions of the Scheme) from time to time.

1.9
Any words following the terms including, include, in particular, for example or any similar expression shall be construed as illustrative and shall not limit the sense of the words, description, definition, phrase or term preceding those terms.

2	Board Decisions regarding issues of invitations

2.1	On each occasion that the Board decides to issue invitations to apply for Options, the Board must also decide:

(a)	whether or not Repaid Amounts will be taken to include a Relevant Bonus;

(b)
whether to invite applications for three-year Options or five-year Options (or Options of such other standard periods as may then be available under the HM Treasury specifications for certified savings arrangements), or to offer a choice between those Option periods;

(c)
the minimum monthly contribution to be made under a Savings Contract linked to any Option granted as a result of the invitations, such minimum to be between £5 and £10 (or any other minimum or maximum amounts specified in the HM Treasury specifications or Schedule 3 to ITEPA from time to time);

(d)
the maximum monthly contribution to be made under a Savings Contract linked to any Option granted as a result of the invitations, such contribution to be equal to or less than £500 per month (or any other maximum amount specified in the HM Treasury specifications or Schedule 3 to ITEPA from time to time);

(e)	the maximum number (if any) of Shares over which Options may be granted on this occasion; and

(f)
the minimum qualifying period of service (if any) with a Constituent Company which applies for the purposes of determining who is an Eligible Employee. This may not be longer than five years (or such other maximum period then specified in Paragraph 6(2)(b) of Schedule 3 to ITEPA).

3	Invitations for Options

3.1
The Grantor may, during any Invitation Period which falls wholly after the Adoption Date and before the tenth anniversary of the Adoption Date, invite applications for Options at the Option Price from Eligible Employees.

3.2
Invitations must be in a form approved by the Board, must be sent to all Eligible Employees, and may be made by letter, poster, circular, advertisement, electronically or by any other written means or combination of means determined by the Board.

3.3	Invitations shall:

(a)	incorporate or be accompanied by a proposal for a Savings Contract;

(b)	include a statement that each invitation is subject to these Rules, and that the provisions of these Rules will prevail over any conflicting statement;

(c)	specify the Minimum Contribution;

(d)	specify the Maximum Contribution;

(e)	specify either the Option Price or the basis for determining the Option Price (such basis being consistent with the definition of Option Price);

(f)
specify (if any) the maximum number of Shares over which Options are to be granted pursuant to invitations issued on that occasion, and if there is such a limit, that applications will be scaled down in accordance with Rule 5 if applications are received in excess of that limit;

(g)	specify the Qualifying Period (if any);

(h)
specify whether applications may be made for three-year Options or five-year Options (or Options of such other standard periods as may then be available under the HM Treasury savings arrangements specifications) or whether there is a choice between those Option periods;

(i)
specify whether Repaid Amounts will be taken to include any Relevant Bonus and, to the extent that this is the case, whether or in what circumstances the Relevant Bonus so included will constitute the Standard Bonus or the Lower Bonus; and

(j)
specify that, to be considered for the grant of Options, completed applications must be received by the Board (or any person nominated to receive applications on behalf of the Board) by 11:59pm on the day falling not less than 14 days nor more than 25 days after the Date of Invitation.

3.4	Any accidental failure or omission to deliver an invitation to any Eligible Employee will not invalidate the grant of Options.

4	APPLICATION FOR OPTIONS

4.1	Each application for an Option shall be in such form as the Board may from time to time prescribe, and must:

(a)	state the period of the Option applied for;

(b)
incorporate or be accompanied by a completed application form to enter into a Savings Contract, in which the applicant agrees to make the Monthly Contributions, and the amount of such Monthly Contributions (being a multiple of £1 and not less than the Minimum Contribution);

(c)
state that the applicant’s proposed Monthly Contributions (when taken together with any monthly contribution he makes under any other savings contract linked to a Schedule 3 SAYE option scheme) will not exceed the Maximum Contribution; and

(d)	include the applicant’s agreement to be bound by the terms of the Scheme, and state that the provisions of these Rules will prevail over any conflicting statement.

4.2
Each application shall be deemed to be for an Option over the largest whole number of Shares which can be acquired at the Option Price with the expected Repaid Amount (including, where the Board so allows, any Relevant Bonus) under the related Savings Contract, and each application under this Rule 4 will be treated as being for an Option over the largest whole number of Shares that can be acquired at the relevant Exercise Price with the expected Repaid Amount under the related Savings Contract.

5	SCALING DOWN

5.1
If valid applications are received for a total number of Options over Shares in excess of any maximum number of Shares determined by the Grantor pursuant to Rule 2.1(e) or any limitation under Rule 7, the Grantor shall (or, where applicable, any Trustee, provided the Board has given its prior written approval) scale down applications by taking, at its absolute discretion, the following successive steps until the number of Shares available equals or exceeds the reduced number of Shares applied for (provided always that in reducing the number of Shares in respect of which Options have been applied for, any adjustments shall ensure that an Eligible Employee's Monthly Contribution remains a multiple of £1):

(a)
first, if Repaid Amounts were intended to be taken to include a Relevant Bonus, by treating each application as an application for an Option under which Repaid Amounts will not be taken to include a Relevant Bonus; then

(b)	so far as necessary, by reducing the proposed Monthly Contributions pro rata to the excess over £50; then

(c)	so far as necessary, by reducing the proposed Monthly Contributions pro rata to the excess over the Minimum Contribution and then, so far as necessary, selecting by lot.

5.2
If the number of Shares available is insufficient to enable an Option based on Monthly Contributions of the amount of the Minimum Contribution to be granted to each Eligible Employee making a valid application, the Grantor may, as an alternative to selecting by lot, determine in its absolute discretion that no Options shall be granted.

5.3	If the Board so determines, the provisions in Rules 5.1(a), 5.1(b) and 5.1(c) may be modified or applied in any manner that does not breach any of the provisions of Schedule 3 to ITEPA.

5.4
If in applying the scaling down provisions contained in this Rule 5, Options cannot be granted within the 30 day period referred to in Rule 6.3 below, the Grantor may extend that period by up to 12 days, regardless of the expiry of the relevant period specified in Rule 6.3.

6	GRANT OF OPTIONS

6.1	No Option shall be granted to any person if at the Date of Grant that person is not or will have ceased to be an Eligible Employee.

6.2	The Board shall ensure that the question as to whether the Repaid Amounts are to be taken as including any Relevant Bonus will be determined at the Date of Grant.

6.3
Within 30 days of the first Dealing Day (if any) by reference to which the Option Price was fixed (which date shall be within an Invitation Period) the Grantor (in the case of the Grantor being the Trustee, only with the prior written approval of the Board) must, subject to Rules 5.4 and 6.1 above, grant to each Eligible Employee who has submitted a valid application an Option, and subject to Rules 5 and 7, that Option must be in respect of the number of Shares for which the applicant has applied pursuant to Rule 4.

6.4
The Grantor shall issue to each Participant an option certificate in such form (not inconsistent with the provisions of the Scheme) as the Board may from time to time prescribe. Each such certificate shall specify:

(a)	the Date of Grant of the Option;

(b)	the number of Shares over which the Option is granted;

(c)	the Option Price;

(d)	that the Option may be exercised from the Bonus Date of the Savings Contract linked to the Option, unless the Option lapses or becomes exercisable under these Rules before that date;

(e)	whether the Shares over which the Option is granted are subject to a Restriction and, if so, the details of such Restriction; and

(f)	a statement that the Option is subject to these Rules, and that the provisions of these Rules shall prevail over any conflicting statement relating to the Option’s terms.

6.5
Except as otherwise provided in Rule 8.2 or as otherwise permitted pursuant to Schedule 3 to ITEPA, every Option shall be personal to the Participant to whom it is granted and shall not be transferable.

6.6	No amount shall be paid in respect of the grant of an Option.

6.7
The grant and the exercise of an Option shall be subject to obtaining any approval or consent required under any applicable laws, regulations of any governmental authority and the requirements of the New York Stock Exchange and any other securities exchange on which the Shares are traded, and in particular, Options must not be granted at any time when the grant is prohibited by, or in breach of:

(a)
insofar as applicable, the rules of the New York Stock Exchange, the Code for Securities Transactions or any other law or regulation with the force of law, including but not limited to the US Securities Act of 1933, as amended, the US Securities Exchange Act of 1934, as amended, and the regulations and requirements adopted thereunder by the US Securities and Exchange Commission (the “US Securities Laws”); or

(b)
any rule of any investment exchange on which Shares are listed or traded, or any non-statutory rule with a purpose similar to any part of the Market Abuse Regulation that binds the Company or with which the Board has resolved to comply.

7	NUMBER OF SHARES IN RESPECT OF WHICH OPTIONS MAY BE GRANTED

7.1
The number of Shares which may be allocated under the Scheme (including any Sub-Plan established pursuant to Rule 14.7) on any day shall not exceed one million and shall not, when added to the aggregate of the number of Shares which have been allocated in the previous 10 years under the Scheme and under any other Employees' Share Scheme adopted by the Company or any Subsidiary, exceed such number as represents 10 per cent. of the common share capital of the Company in issue immediately prior to that day.

7.2
In determining the above limits (i) any Shares issued or which may be issued to satisfy any Options granted by the trustees of any employee benefit trust established by the Company or any Subsidiary shall be regarded as

Options to subscribe for Shares; and (ii) no account shall be taken of any Shares where the right to acquire such Shares was released or lapsed without being exercised.

7.3
References in this Rule to the “allocation” of Shares shall mean, in the case of any share option scheme, the placing of unissued shares under option and, in relation to other types of Employees' Share Scheme, shall mean the issue and allotment of shares.

7.4
References to the issue and allotment of Shares shall include the transfer of Shares from treasury, but only until such time as the guidelines issued by institutional investor bodies cease to provide that they need to be so included.

8	RIGHTS OF EXERCISE AND LAPSE OF OPTIONS

8.1	(a) Save as provided in Rules 8.2, 8.3 and 9, an Option may not be exercised earlier than the Bonus Date under the relevant Savings Contract.
(b)    Save as provided in Rule 8.2, an Option shall not be exercisable later than six months after the Bonus Date under the relevant Savings Contract.
(c)    Save as provided in Rules 8.2, 8.3 and 9, an Option may only be exercised by a Participant whilst he is a director or employee of a Constituent Company or an Associated Company.
(d)    If, at the Bonus Date, a Participant holds an office or employment in a company which is not a Constituent Company but which is an Associated Company or a company over which the Company has Control, such Option may be exercised within six months of the Bonus Date.

8.2	An Option may be exercised by the personal representatives of a deceased Participant at any time:

(a)	within 12 months following the date of the Participant’s death, if such death occurs before the Bonus Date; or

(b)	within 12 months following the Bonus Date in the event of his death on or within six months after the Bonus Date.

8.3
Subject to Rule 8.1(b) an Option may be exercised by a Participant within six months following his ceasing to hold the office or employment by virtue of which he is eligible to participate in the Scheme by reason of:

(a)	injury, disability, redundancy within the meaning of the Employment Rights Act 1996 or the Employment Rights (Northern Ireland) Order 1996, or retirement; or

(b)	his office or employment being in a company which ceases to be an Associated Company by reason of change of control within the meaning of Sections 450 and 451 of the Corporation Tax Act 2010; or

(c)	a relevant transfer within the meaning of TUPE; or

(d)
the transfer or sale of the undertaking or part-undertaking in which he is employed to a person who is neither an Associated Company nor a company under the Control of the Company where the transfer is not a relevant transfer within the meaning of TUPE; or

(e)
cessation of employment in circumstances other than those mentioned in 8.3(a) to 8.3(d) above, provided that the Option was granted to the Participant before the date which falls three years prior to the relevant date of cessation of employment.

8.4
An Option may not be exercised when exercise is prohibited by or in breach of the rules of the New York Stock Exchange, the Code for Securities Transactions or any other law or regulation with the force of law, including but not limited to the US Securities Laws.

8.5
No person shall be treated for the purposes of Rule 8.3 as ceasing to hold an office or employment by virtue of which that person is eligible to participate in the Scheme until that person ceases to hold any office or employment in the Company or any Associated Company.

8.6	Options shall lapse upon the occurrence of the earliest of the following events:

(a)	subject to 8.6(b) below, 6 months after the Bonus Date;

(b)
where the Participant dies before the Bonus Date, 12 months after the date of death, and where the Participant dies on or in the period of 6 months after the Bonus Date, 12 months after the Bonus Date;

(c)
the expiry of any of the 6 month periods specified in Rule 8.3(a) to 8.3(e) save that if at the time any such applicable periods expire time is running under the 12 month periods specified in Rule 8.2, the Option shall not lapse by reason of this sub Rule 8.6(c) until the expiry of the relevant 12 month period in Rule 8.2;

(d)
subject to 8.6(b) above, the expiry of any of the periods specified in Rules 9.1, 9.3, 9.4 and 9.5 save where an Option is released in consideration of the grant of a New Option (during one of the periods specified in Rules 9.1, 9.3, 9.4 or 9.5) pursuant to Rule 9.9;

(e)	the Participant ceasing to hold an office or employment with the Company or any Associated Company in any circumstances other than:

(i)	where the cessation of office or employment arises on any of the grounds specified in Rules 8.2 or 8.3; or

(ii)
where the cessation of office or employment arises on any ground whatsoever during any of the periods specified in Rule 9 save where an Option is released in consideration of the grant of a New Option (during one of the periods specified in Rules 9.1, 9.3, 9.4 or 9.5 pursuant to Rule 9.9);

(f)	the passing of an effective resolution, or the making of an order by the Court, for the winding-up of the Company;

(g)
the Participant being deprived of the legal or beneficial ownership of the Option by operation of law, or doing anything or omitting to do anything which causes him to be so deprived or declared bankrupt; or

(h)
where before an Option has become capable of being exercised, the Participant gives notice that he intends to stop paying Monthly Contributions, or is deemed under the terms of the Savings Contract to have given such notice, or makes an application for repayment of the Monthly Contributions.

9	TAKEOVER, RECONSTRUCTIONS AND WINDING UP

9.1	Subject to Rule 9.3 below, if any person obtains Control of the Company as a result of making, either:

(a)
a general offer to acquire the whole of the issued common share capital of the Company (other than any share capital already held by the person making the offer or any person connected with that person) which is made on a condition such that if it is satisfied the person making the offer will have Control of the Company; or

(b)
a general offer to acquire all the shares in the Company which are of the same class as the Shares (except for any shares already held by the person making the offer or a person connected with that person), an Option may be exercised within six months of the time when the person making the offer has obtained Control of the Company and any condition subject to which the offer is made has been satisfied.

9.2	For the purpose of this Rule 9, a person shall be treated as obtaining Control of the Company if that person and others acting in concert with that person have together obtained Control of it.

9.3
If any person becomes bound or entitled to acquire Shares under Chapter 3 of Part 28 of the UK Companies Act 2006 (or, solely to the extent permissible under Schedule 3 to ITEPA, any equivalent provisions of the Companies Act 1981 of Bermuda) an Option may be exercised during the period in which such person is and remains so bound or entitled.

9.4
If it is proposed that the court sanctions under section 899 of the Companies Act 2006 (Court sanction for compromise or arrangement) (or, solely to the extent permissible under Schedule 3 to ITEPA, any equivalent provisions of the Companies Act 1981 of Bermuda) a compromise or arrangement applicable to or affecting:

(a)	all of the ordinary share capital of the Company or all of the shares of the same class as the Shares to which the Option relates; or

(b)
all of the shares, or all of the shares of that same class, which are held by a class of shareholders identified otherwise than by reference to their employment or directorships or their participation in the Scheme or any other Schedule 3 SAYE, or if the Company passes a resolution for the voluntary winding up of the Company, the Company shall give notice thereof to all Participants and the Participant may then exercise the Option within six months from the date on which the court sanctions such compromise or arrangement, or such resolution for voluntary winding up is passed, and thereafter the Option shall lapse. In the case of any circumstance falling within paragraphs (a) or (b) of Rule 9.4, after exercising the Option the Participant shall transfer or otherwise deal with the Shares issued to him so as to place him in the same position (so far as possible) as would have been the case if such shares had been subject to such compromise or arrangement.

9.5	If shareholders of the Company become bound by a non-UK reorganisation arrangement (as defined in Paragraph 47A of Schedule 3 to ITEPA) that is applicable to or affects:

(a)	all the ordinary share capital of the Company or all the shares of the same class as the Shares; or

(b)
all the shares, or all the shares of that same class, which are held by a class of shareholders identified otherwise than by reference to their employments or directorships or their participation in the Scheme or any other Schedule 3 SAYE, an Option may be exercised during the period of six months from the date on which the shareholders became so bound.

9.6
If, as a result of the occurrence of a change of Control in the circumstances set out in Rule 9.1, or as a result of any change of Control which arises as a result of any of the circumstances set out in Rules 9.3, 9.4 (other than a resolution for a voluntary winding up of the Company) or 9.5, Shares will no longer satisfy the requirements of Part 4 of Schedule 3 to ITEPA, Options may be exercised within the period of 20 days following the change of Control.

9.7
If the Board reasonably expects that any of the events set out in Rules 9.1, 9.3, 9.4 or 9.5 will occur, the Board may make arrangements permitting Options to be exercised during a period of 20 days ending with the occurrence of such event. If an Option is exercised under this Rule 9.7, it will be treated as having been exercised in accordance with Rule 9.1, 9.3, 9.4 or 9.5 (as applicable).

9.8
If the Board makes arrangements for the exercise of Options under Rule 9.7, if the relevant event as set out in Rule 9.1, 9.3, 9.4 or 9.5 (as applicable) does not occur within 20 days of the purported exercise, the Options shall be treated as not having been exercised, and the purported exercise shall be treated as having had no effect.

9.9
If Options become exercisable pursuant to Rules 9.1 or 9.3 above, or any person obtains control of the Company pursuant to 9.4 or 9.5 above, any Participant may at any time within the Appropriate Period, by agreement with the acquiring company, release any Option which has not lapsed (the “Old Option”) in consideration of the grant to him of an Option (the “New Option”) which (for the purposes of Paragraph 39 of Schedule 3 to ITEPA) is equivalent to the Old Option but relates to shares in a different company (whether the company which has obtained Control of the Company itself or some other company falling within Paragraph 18(b) or (c) of Schedule 3 to ITEPA).

9.10
The New Option shall not be regarded for the purposes of Rule 9.9 as equivalent to the Old Option unless the conditions set out in Paragraph 39(4) of Schedule 3 to ITEPA are satisfied. Where the provisions of Rule 9.9 apply the provisions of the Scheme shall for this purpose be construed as if:

(a)	the New Option were an option granted under the Scheme at the same time as the Old Option;

(b)
except for the purpose of the definition of “Constituent Company” in Rule 1, the reference to Signet Jewelers Limited in the definition of “the Company” in Rule 1 were a reference to the different company mentioned in Rule 9.9; and

(c)	references to the Shares were references to the shares subject to the New Options.

9.11	The acquiring company must issue (or procure the issue of) an option certificate for each New Option as soon as reasonably practicable.

10	MANNER OF EXERCISE

10.1
An Option may only be exercised during the periods specified in Rules 8 and 9, and only with monies not exceeding the amount of repayments (including any interest and Relevant Bonus) made under the Savings Contract as at the date of such exercise, and that are, or are derived from, such repayments. For this purpose, no account shall be taken of such part (if any) of the repayment of any Monthly Contribution, the due date for the payment of which under the Savings Contract arises after the date of the repayment.

10.2	Exercise shall be by the delivery to the Company Secretary as agent for the Grantor (or its duly appointed agent), of:

(a)
a duly completed notice of exercise (in the form prescribed by the Board) and signed by the Participant (or the Participant’s duly authorised agent), which sets out the number of Shares over which the Participant wishes to exercise the Option; and

(b)
either: (i) any remittance for the Exercise Price payable to the Company (being comprised solely of monies referred to in Rule 10.1); or (ii) authority to the Company authorising it to withdraw and apply monies from the Savings Contract to acquire the Shares over which the Option is to be exercised on behalf of the relevant Participant.

10.3
The effective date of exercise shall be the date of delivery of the notice of exercise together with any remittance or authority referred to in Rule 10.2. For the purposes of this Scheme a notice of exercise shall be deemed to be delivered when it is received by the Company.

10.4	Any exercise notice will be invalid to the extent that it is inconsistent with the Participant’s rights and obligations under these Rules and the relevant Options.

10.5	The Company may permit a Participant to correct any defect in an exercise notice, but is not obliged to do so. The date of any corrected exercise notice will be the date of the correction.

10.6
Shares transferred in satisfaction of the exercise of an Option must be transferred free of any lien, charge or other security interest, and with all rights attaching to them, other than any rights determined by reference to a date before the date of the transfer.

11	ISSUE OR TRANSFER OF SHARES

11.1
Subject to Rule 11.3, Shares to be issued pursuant to the exercise of an Option shall be allotted to the Participant (or his nominee) within 30 days following the date of effective exercise of the Option.

11.2
Subject to Rule 11.3, the Grantor shall procure the transfer of any Shares to be transferred to a Participant (or his nominee) pursuant to the exercise of an Option within 30 days following the date of effective exercise of the Option.

11.3	The allotment or transfer of any Shares under the Scheme shall be subject to obtaining any such approval or consent as is mentioned in Rule 6.7 above.

11.4
Shares issued pursuant to the Scheme shall rank pari passu in all respects with the Shares then in issue, except that they shall not rank for any rights attaching to Shares by reference to a record date preceding the date of allotment.

11.5	Shares transferred pursuant to the Scheme shall not be entitled to any rights attaching to Shares by reference to a record date preceding the date of transfer.

11.6
If and so long as the Shares are listed on the New York Stock Exchange or are admitted to trading on any stock exchange, stock market or other recognised exchange (the “Relevant Exchange”), the Company shall apply for any Shares issued pursuant to the Scheme to be admitted to listing on the Relevant Exchange, as soon as practicable after the allotment thereof.

11.7	Any requirements under this Rule 11 to issue, allot, transfer or procure the transfer of any Shares may be met by the transfer of Shares held as Treasury Shares.

12	ADJUSTMENTS

12.1
The number or description of Shares over which an Option is granted and/or the Option Price thereof (and where an Option has been exercised but no Shares have been allotted or transferred pursuant to such exercise, the number of Shares which may be so allotted or transferred and/or the price at which they may be acquired) may be adjusted in such manner as the Board shall determine following any capitalisation issue, any offer or invitation made by way of rights, subdivision, consolidation, reduction or other variation in the share capital of the Company (other than as consideration for an acquisition). Any adjustment made must secure that:

(a)
the total Market Value of the Shares which may be acquired by the exercise of the Option is immediately after the variation substantially the same as it was immediately before the variation or variations; and

(b)	the total price at which those Shares may be acquired is immediately after the variation substantially the same as it was immediately before the variation or variations, and that following any such variation the requirements of Schedule 3 to ITEPA continue to be met.

12.2
Apart from pursuant to this Rule 12.2, no adjustment under Rule 12.1 above may have the effect of reducing the Option Price to less than the nominal value of a Share. Where an Option subsists over both issued and unissued Shares any such adjustment may only be made if the reduction of the Option Price of Options over both issued and unissued Shares can be made to the same extent. Any adjustment made to the Option Price of Options over unissued Shares shall only be made if and to the extent that the Board shall be authorised to capitalise from the reserves of the Company a sum equal to the amount by which the nominal value of the Shares in respect of which the Option is exercisable exceeds the adjusted Exercise Price and to apply such sum in paying up such amount on such Shares so that on exercise of any Option in respect of which such a reduction shall have been made the Board shall capitalise such sum (if any) and apply the same in paying up such amount as aforesaid.

12.3
The Grantor may take such steps as it may consider necessary to notify Participants of any adjustment made under this Rule 12 and to call in, cancel, endorse, issue or reissue any option certificate consequent upon such adjustment.

13	ADMINISTRATION

13.1	Any notice or other communication under or in connection with the Scheme may be given:

(a)	by personal delivery;

(b)
by email to an appropriate email address (which, in the case of the Company, means corporatesecretary@jewels.com, and in the case of an Eligible Employee or a Participant, the email address notified by such Eligible Employee or Participant to the relevant scheme administrator), and where a notice or communication is given by email, it shall be deemed to have been received at 9am on the business day after sending;

(c)
if by the Company, by uploading to the electronic portal operated by or on behalf of the Company, and where a notice or communication is so given, it shall be deemed to have been received at 9am on the business day after being so uploaded; or

(d)
by sending the same by post, in the case of a company to its registered office and in the case of an individual to his last known address or, where he is a director or employee of a Constituent Company or an Associated Company, either to his last known address or to the address of the place of business at which he performs the whole or substantially the whole of the duties of his office or employment, and where a notice or other communication is given by first-class post, it shall be deemed to have been received 72 hours after it was put into the post properly addressed and stamped.

13.2	The Company may distribute to Participants copies of any notice or document normally sent by the Company to the holders of Shares.

13.3	If any option certificate shall be worn out, defaced or lost, it may be replaced on such evidence being provided as the Board may require.

13.4
The Company shall at all times keep available for allotment unissued Shares at least sufficient to satisfy all Options under which Shares may be subscribed or the Grantor shall procure that sufficient Shares are available for transfer to satisfy all Options under which Shares may be acquired.

13.5	The decision of the Board in any dispute relating to an Option or the due exercise thereof or any other matter in respect of the Scheme shall be final and conclusive.

13.6
The costs of introducing and administering the Scheme shall be borne by the Company and any Constituent Companies, in such proportions as are decided by the Board (and in the absence of any such allocation, shall be borne by the Company).

13.7
Any expenses involved in any issue of Shares in the name of any Participant or his personal representative(s) or nominee(s) shall be payable by the Company and any expenses involved in the transfer of Shares into the name of any Participant or his personal representative(s) or nominee(s) shall be payable by the Grantor.

14	ALTERATIONS

14.1
Subject to Rules 14.2 and 14.4, the Board may at any time (but only with the prior consent of the Trustee if there are subsisting Options which have been granted by the Trustee) alter or add to all or any of the provisions of the Scheme in any respect, provided that:

(a)	the Board may not amend a key feature of the Scheme (as defined in Paragraph 40B(8) of Schedule 3 to ITEPA) if the effect would be that the Scheme would no longer be a Schedule 3 SAYE; and

(b)	if an alteration or addition is made to such a key feature of the Scheme, a declaration shall be made to HMRC in accordance with Paragraph 40B(6) of Schedule 3 to ITEPA.

14.2
Subject to Rule 14.3, and without prejudice to the provisions of Rules 9.9 and 9.10 (in respect of which, for the avoidance of doubt, no shareholder approval shall be required), no alteration or addition to the advantage of Participants or employees relating to eligibility, the limits on participation, the overall limits on the issue of Shares, the basis for determining a Participant's entitlement to Shares and the adjustment of Options may be made under Rule 14.1 without the prior approval by resolution of the members of the Company in general meeting.

14.3
Rule 14.2 shall not apply to any minor alteration or addition which is to benefit the administration of the Scheme, is necessary or desirable for the Scheme to comply with Schedule 3 to ITEPA or any other enactment or to take account of any change in legislation or to obtain or maintain favourable taxation, exchange control or regulatory treatment for the Company, or any Subsidiary of the Company or any Participant.

14.4	No alteration or addition shall be made under Rule 14.1 which would abrogate or adversely affect the subsisting rights of a Participant, unless it is made:

(a)
with the consent in writing of such number of Participants as hold Options under the Scheme to acquire 75 per cent. of the Shares which would be issued or transferred if all Options granted and subsisting under the Scheme were exercised; or

(b)
by a resolution at a meeting of Participants passed by not less than 75 per cent. of the Participants who attend and vote either in person or by proxy, and for the purposes of this Rule 14.4 the provisions of the bye-laws of the Company relating to shareholder meetings shall apply mutatis mutandis.

14.5	As soon as reasonably practicable after making any alteration or addition under Rule 14.1, the Board shall give written notice thereof to any Participant affected thereby.

14.6	No alteration shall be made to the Scheme if following the alteration the Scheme would cease to be an Employees’ Share Scheme.

14.7
The Board may establish further savings-related share option plans to operate in overseas territories as sub-plans to this Scheme, which shall not be Schedule 3 SAYEs (“Sub-Plans”), such Sub-Plans to be governed by rules similar to the rules of the Scheme, but modified to take account of applicable tax, social security, employment, company, exchange control, trust or securities (or any other relevant) law, regulation or practice, provided that:

(a)	all Sub-Plans are subject to the limitations on awards set out in Rule 7;

(b)	only employees of Constituent or Associated Companies who are resident in the relevant territory are entitled to benefit under any Sub-Plan; and

(c)	no employee has an entitlement to awards under any Sub-Plan greater than the maximum entitlement of an Eligible Employee under the Scheme.

15	GENERAL

15.1
The Scheme shall terminate on [•] 2028 or at any earlier time by the passing of a resolution by the Board or a resolution of the Company in general meeting. Termination of the Scheme shall be without prejudice to the subsisting rights of Participants.

15.2
The Company and any Subsidiary of the Company may provide money to the trustee of any trust or any other person to enable them or him to acquire Shares to be held for the purposes of the Scheme, or enter into any guarantee or indemnity for those purposes, to the extent permitted by law. In addition, the Company may require any Subsidiary to enter into such other agreement or agreements as it shall deem necessary to oblige such Subsidiary to reimburse the Company for any other amounts paid by the Company hereunder, directly or indirectly in respect of such Subsidiary's employees. Nothing in the Scheme shall be deemed to give any employee of any Constituent Company any right to participate in the Scheme.

15.3
The rights and obligations of any individual under the terms of his office or employment with a Constituent Company or Associated Company shall not be affected by that individual’s participation in the Scheme or any right which that individual may have to participate therein, and an individual who participates therein has no right to, and shall waive, all and any rights to compensation or damages in consequence of: (i) the termination of his office or employment with any such company; (ii) the transfer of ownership (or any part thereof) of any company or business; (iii) the lapse of any Option; (iv) any change to invitations made under the Plan, including any variation of their terms or timing or their complete suspension or termination; or (iv) any failure by the Board to (a) nominate an Eligible Company to be a Constituent Company, or (b) to make an invitation to apply for an Option to any person who is not at the relevant time an Eligible Employee where it is in the Board’s discretion to do so; and in each case for any reason whatsoever, whether lawfully or otherwise, insofar as those rights arise or may arise from his ceasing to have rights under or be entitled to exercise any Option under the Scheme as a result of such termination or transfer, or from the loss or diminution in value of such rights or entitlements, or such lapse of an Option, change to the basis on which invitations are issued, or any such failure by the Board, including by reason of the operation of the terms of the Scheme or the provisions of any statute or law relating to taxation.

15.4
Benefits under the Scheme shall not form part of a Participant's remuneration for any purpose and shall not be pensionable and shall not give a Participant any rights or additional rights in respect of any pension scheme operated by a Constituent Company or Associated Company.

15.5
A person who is not a party to the Option shall not have any rights under or in connection with it as a result of the Contracts (Rights of Third Parties) Act 1999 except where such rights arise under any provision of the Plan for any employer or former employer of the Participant which is not a party. This Rule 15.5 does not affect any right or remedy of a third party which exists, or is available, apart from that Act.

15.6
The Scheme and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the laws of England and Wales.

15.7
Each party irrevocably agrees that the courts of England and Wales shall have exclusive jurisdiction to settle any dispute or claim arising out of or in connection with the Scheme or its subject matter or formation (including non-contractual disputes or claims).

15.8
Each party irrevocably consents to any process in any legal action or proceeding under Rule 15.7 above being served on it in accordance with the provisions of the Scheme relating to service of notices. Nothing contained in the Scheme shall affect the right to serve process in any other manner permitted by law.

Irish Sub-Plan
established pursuant to the
Signet Jewelers Limited Sharesave Scheme

1	DEFINITIONS

1.1	In this Sub-Plan, the following words and expressions shall have, where the context so admits, the meanings set forth below:
“Adoption Date” the date of approval of the Scheme by the shareholders of the Company;
“Appropriate Period” in relation to an event giving rise to a change of Control, the applicable period in respect of such event as per Paragraph 38(3) of Schedule 3 to ITEPA;
“Associated Company” an associated company of the Company within the meaning that expression bears in Paragraph 47 of Schedule 3 to ITEPA save in respect of Rule 8.3(b) and 8.5 where the meaning given in paragraph 35(4) of Schedule 3 to ITEPA shall apply;
“Board” the board of directors for the time being of the Company or a duly authorised committee thereof;
“Bonus Date” in relation to any Option granted to a Participant, the earliest time when the Relevant Bonus is payable under the Savings Contract entered into by him;
“Code for Securities Transactions” as adopted by the Company and amended from time to time;
“the Company” Signet Jewelers Limited (registered in Bermuda no. 42069);
“Constituent Company”

(A)	the Company; and

(B)	any other company which is under the Control of the Company, is a Subsidiary of the Company and which has been expressly designated by the Board as being a Constituent Company;
“Control” has the meaning given by section 719 of ITEPA;
“Date of Grant” the date on which an Option is granted;
“Date of Invitation” the date on which the Grantor invites applications for Options;
“Dealing Day” any day on which the New York Stock Exchange is open for the transaction of business;
“Eligible Employee” any individual who at the Date of Grant is a resident of Ireland and:

(A)	is an employee of a Constituent Company or is an executive director of a Constituent Company who is required to devote more than 25 hours per week (excluding meal breaks) to his duties; and

(B)	whose earnings from the office or employment within (A) are (or would be if there were any) subject to income tax under Schedule E of the TCA; and

(C)	has been an employee or executive director of a Constituent Company within Paragraph (A) above at all times during the Qualifying Period;
“Employees' Share Scheme” has the meaning given by Section 1166 of the Companies Act 2006;
“Exercise Price” the total amount payable in relation to the exercise of an Option, whether in whole or in part, being an amount equal to the relevant Option Price multiplied by the number of Shares in respect of which the Option is exercised;
“Grantor” in relation to an Option, the Company, or (if so appointed by the Company) a Trustee;
“HMRC” HM Revenue & Customs;
“Invitation Period” the period of 42 days commencing on any of the following:

(A)	the day immediately following the day on which the Company makes an announcement of its results for the last preceding financial year, half-year or other period;

(B)	the day following the end of any Blackout Period to any Designated Person, as set forth (and each as defined) in the Code for Securities Transactions; or

(C)
any day on which the Board resolves in its discretion that exceptional circumstances exist which justify the grant of Options, provided that invitations to apply for Options must not be issued at any time if it would be unlawful, or would breach any requirement of the Code for Securities Transactions or any other regulation or guidance to which the Company is subject or with which the Company complies;

“ITEPA” the Income Tax (Earnings and Pensions) Act 2003;
“Lower Bonus” the bonus (if any) payable at the end of a period of three years from the commencement of a Savings Contract;
“Market Abuse Regulation” Regulation (EU) No 596/2014 of the European Parliament and of the Council of 16 April 2014 on market abuse as it is in force at the relevant time;
“Market Value” in relation to a Share on any day:

(A)
its market value determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992 and any relevant published HMRC guidance (but, when shares are subject to a Restriction, determined on the basis that no such Restriction applies); and

(B)	subject to (A) above, if and so long as the Shares are listed on the New York Stock Exchange, its middle market quotation as derived from the New York Stock Exchange Listings Directory;
“Maximum Contribution” means such maximum monthly contribution as may be determined from time to time by the Board in accordance with Rule 2.1(d);
“Minimum Contribution” in respect of an Option means the minimum Monthly Contribution specified by the Board in accordance with Rule 2.1(c);
“Monthly Contributions” monthly contributions agreed to be paid by a Participant under their Savings Contract;
“New York Stock Exchange” means the New York Stock Exchange or any successor body carrying on the business of the New York Stock Exchange;
“Option” a right to acquire Shares under the Scheme pursuant to this Sub-Plan;
“Option Price” the price per Share, as determined by the Grantor, at which an Eligible Employee may acquire Shares upon the exercise of an Option granted to him being not less than the higher of:

(A)
80 per cent. of the Market Value of a Share on the Dealing Day immediately preceding the Date of Invitation (or, if the Grantor so determines, 80 per cent. of the average of the Market Values on the three Dealing Days immediately preceding the Date of Invitation or 80 per cent. of the Market Value at such other time or times as may be previously agreed in writing with HMRC); and

(B)	if Shares are to be newly issued to satisfy the exercise of the Option, their nominal value, but subject to any adjustment pursuant to Rule 12;
“Participant” any Eligible Employee to whom an Option has been granted, or (where the context so admits) the personal representative(s) of any such person;
“Qualifying Period” means, in relation to an Option, such period as is specified by the Board pursuant to Rule 2.1(f);
“Relevant Bonus” the Lower Bonus or the Standard Bonus (as applicable) as determined (if relevant) by reference to the Option period for which the relevant applicant applies pursuant to Rule 4.1(a);
“Repaid Amount” the amount received by way of repayments of contributions and payments of any Relevant Bonus or interest (if any) under the Savings Contract linked to the relevant Option. The Repaid Amount will not include the amount of any Relevant Bonus, if the Board decides that it will not under Rule 2.1(a) or Rule 6.2 and notifies this to Participants at the Date of Grant;
“Restriction” has the meaning given to it by Paragraph 48(3) of Schedule 3 to ITEPA;
“Savings Contract” a savings contract that is nominated by the Board;
“Schedule 3 SAYE” means any share option scheme that meets the requirements in force from time to time of Schedule 3 to ITEPA;
“Scheme” the Signet Jewelers Limited Sharesave Scheme, as amended from time to time;
“Share” a common share in the capital of the Company which satisfies the conditions specified in Paragraphs 18 to 20 and 22 of Schedule 3 to ITEPA;
“Standard Bonus” the bonus (if any) payable at the end of a period of five years from the commencement of a Savings Contract;
“Sub-Plan” means this sub-plan, established pursuant to Rule 14.7 of the Scheme;
“Subsidiary” has the meaning given by Section 1159 of the Companies Act 2006;
“TCA” means the Taxes Consolidation Act 1997 of Ireland;
“Treasury Shares” has the meaning given in sections 724 to 732 of the Companies Act 2006 or the equivalent provision of the Companies Act 1981 of Bermuda;

“Trustee” the trustee or trustees for the time being of any employee benefit trust established for the benefit of beneficiaries including all or substantially all of the Eligible Employees;
“TUPE” the European Communities (Protection of Employees on Transfer of Undertakings) Regulations 2003 (S.I. No 131 of 2003) of Ireland; and
“US Securities Laws” has the meaning given by Rule 6.7(a).

1.2	Words and expressions not otherwise defined herein have the same meaning they have in ITEPA.

1.3	References to “Rules” are to the rules of the Sub-Plan, unless a contrary intention is clear.

1.4	The headings in the Rules of the Sub-Plan are for the sake of convenience only and should be ignored when construing the Rules.

1.5	Where the context so admits or requires words importing the singular shall include the plural and vice versa and words importing the masculine shall include the feminine and vice versa.

1.6
References in the Rules of the Sub-Plan to any statutory provisions are to those provisions as amended, extended or re-enacted from time to time and shall include any regulations made thereunder. The Interpretation Act 1978 shall apply to these Rules mutatis mutandis as if they were an Act of Parliament.

1.7	Any reference to writing or written form shall include any legible format capable of being reproduced on paper, irrespective of the medium used.

1.8
A reference to the Sub-Plan or to any other agreement or document referred to in the Sub-Plan is a reference to the Sub-Plan or such other agreement or document as varied or novated (in each case, other than in breach of the provisions of the Sub-Plan) from time to time.

1.9
Any words following the terms including, include, in particular, for example or any similar expression shall be construed as illustrative and shall not limit the sense of the words, description, definition, phrase or term preceding those terms.

2	Board Decisions regarding issues of invitations

2.1	On each occasion that the Board decides to issue invitations to apply for Options, the Board must also decide:

(a)	whether or not Repaid Amounts will be taken to include a Relevant Bonus;

(b)	whether to invite applications for three-year Options or five-year Options (or Options of such other standard periods the Board may determine, or to offer a choice between those Option periods;

(c)
the minimum monthly contribution to be made under a Savings Contract linked to any Option granted as a result of the invitations, being not less than €12 (or, if lower, the minimum amount per month from time to time specified by the Board);

(d)
the maximum monthly contribution to be made under a Savings Contract linked to any Option granted as a result of the invitations, such contribution to be equal to or less than €500 per month (or any other maximum amount specified by the Board from time to time);

(e)	the maximum number (if any) of Shares over which Options may be granted on this occasion; and

(f)	the minimum qualifying period of service (if any) with a Constituent Company which applies for the purposes of determining who is an Eligible Employee.

3	Invitations for Options

3.1
The Grantor may, during any Invitation Period which falls wholly after the Adoption Date and before the tenth anniversary of the Adoption Date, invite applications for Options at the Option Price from Eligible Employees.

3.2
Invitations must be in a form approved by the Board, must be sent to all Eligible Employees, and may be made by letter, poster, circular, advertisement, electronically or by any other written means or combination of means determined by the Board.

3.3	Invitations shall:

(a)	incorporate or be accompanied by a proposal for a Savings Contract;

(b)	include a statement that each invitation is subject to these Rules, and that the provisions of these Rules will prevail over any conflicting statement;

(c)	specify the Minimum Contribution;

(d)	specify the Maximum Contribution;

(e)	specify either the Option Price or the basis for determining the Option Price (such basis being consistent with the definition of Option Price);

(f)
specify (if any) the maximum number of Shares over which Options are to be granted pursuant to invitations issued on that occasion, and if there is such a limit, that applications will be scaled down in accordance with Rule 5 if applications are received in excess of that limit;

(g)	specify the Qualifying Period (if any);

(h)
specify whether applications may be made for three-year Options or five-year Options (or Options of such other standard periods as the Board may determine, provided however that no Option shall have a term in excess of seven years) or whether there is a choice between those Option periods;

(i)
specify whether Repaid Amounts will be taken to include any Relevant Bonus and, to the extent that this is the case, whether or in what circumstances the Relevant Bonus so included will constitute the Standard Bonus or the Lower Bonus; and

(j)
specify that, to be considered for the grant of Options, completed applications must be received by the Board (or any person nominated to receive applications on behalf of the Board) by 11:59pm on the day falling not less than 14 days nor more than 25 days after the Date of Invitation.

3.4	Any accidental failure or omission to deliver an invitation to any Eligible Employee will not invalidate the grant of Options.

4	APPLICATION FOR OPTIONS

4.1	Each application for an Option shall be in such form as the Board may from time to time prescribe, and must:

(a)	state the period of the Option applied for;

(b)
incorporate or be accompanied by a completed application form to enter into a Savings Contract, in which the applicant agrees to make the Monthly Contributions, and the amount of such Monthly Contributions (being not less than the Minimum Contribution); and

(c)	include the applicant’s agreement to be bound by the terms of the Scheme, and state that the provisions of these Rules will prevail over any conflicting statement.

4.2
Each application shall be deemed to be for an Option over the largest whole number of Shares which can be acquired at the Option Price with the expected Repaid Amount (including, where the Board so allows, any Relevant Bonus) under the related Savings Contract, and each application under this Rule 4 will be treated as being for an Option over the largest whole number of Shares that can be acquired at the relevant Exercise Price with the expected Repaid Amount under the related Savings Contract.

5	SCALING DOWN

5.1
If valid applications are received for a total number of Options over Shares in excess of any maximum number of Shares determined by the Grantor pursuant to Rule 2.1(e) or any limitation under Rule 7, the Grantor shall (or, where applicable, any Trustee, provided the Board has given its prior written approval) scale down applications by taking, at its absolute discretion, the following successive steps until the number of Shares available equals or exceeds the reduced number of Shares applied for:

(a)
first, if Repaid Amounts were intended to be taken to include a Relevant Bonus, by treating each application as an application for an Option under which Repaid Amounts will not be taken to include a Relevant Bonus; then

(b)	so far as necessary, by reducing the proposed Monthly Contributions pro rata to the excess over €50; then

(c)	so far as necessary, by reducing the proposed Monthly Contributions pro rata to the excess over the Minimum Contribution and then, so far as necessary, selecting by lot.

5.2
If the number of Shares available is insufficient to enable an Option based on Monthly Contributions of the amount of the Minimum Contribution to be granted to each Eligible Employee making a valid application, the Grantor may, as an alternative to selecting by lot, determine in its absolute discretion that no Options shall be granted.

5.3	If the Board so determines, the provisions in Rules 5.1(a), 5.1(b) and 5.1(c) may be modified or applied in any manner.

5.4
If in applying the scaling down provisions contained in this Rule 5, Options cannot be granted within the 30 day period referred to in Rule 6.3 below, the Grantor may extend that period by up to 12 days, regardless of the expiry of the relevant period specified in Rule 6.3.

6	GRANT OF OPTIONS

6.1	No Option shall be granted to any person if at the Date of Grant that person is not or will have ceased to be an Eligible Employee.

6.2	The Board shall ensure that the question as to whether the Repaid Amounts are to be taken as including any Relevant Bonus will be determined at the Date of Grant.

6.3
Within 30 days of the first Dealing Day (if any) by reference to which the Option Price was fixed (which date shall be within an Invitation Period) the Grantor (in the case of the Grantor being the Trustee only with the prior written approval of the Board) must, subject to Rules 5.4 and 6.1 above, grant to each Eligible Employee who has submitted a valid application an Option, and subject to Rules 5 and 7, that Option must be in respect of the number of Shares for which the applicant has applied pursuant to Rule 4.

6.5
The Grantor shall issue to each Participant an option certificate in such form (not inconsistent with the provisions of the Scheme) as the Board may from time to time prescribe. Each such certificate shall specify:

(a)	the Date of Grant of the Option;

(b)	the number of Shares over which the Option is granted;

(c)	the Option Price;

(d)	that the Option may be exercised from the Bonus Date of the Savings Contract linked to the Option, unless the Option lapses or becomes exercisable under these Rules before that date;

(e)	whether the Shares over which the Option is granted are subject to a Restriction and, if so, the details of such Restriction; and

(f)	a statement that the Option is subject to these Rules, and that the provisions of these Rules shall prevail over any conflicting statement relating to the Option’s terms.

6.6	Except as otherwise provided in Rule 8.2 or as otherwise permitted by the Board, every Option shall be personal to the Participant to whom it is granted and shall not be transferable.

6.7	No amount shall be paid in respect of the grant of an Option.

6.8
The grant and the exercise of an Option shall be subject to obtaining any approval or consent required under any applicable laws, regulations of any governmental authority and the requirements of the New York Stock Exchange and any other securities exchange on which the Shares are traded, and in particular, Options must not be granted at any time when the grant is prohibited by, or in breach of:

(a)
insofar as applicable, the rules of the New York Stock Exchange, the Code for Securities Transactions or any other law or regulation with the force of law, including but not limited to the US Securities Act of 1933, as amended, the US Securities Exchange Act of 1934, as amended, and the regulations and requirements adopted thereunder by the US Securities and Exchange Commission (the “US Securities Laws”); or

(b)
any rule of any investment exchange on which Shares are listed or traded, or any non-statutory rule with a purpose similar to any part of the Market Abuse Regulation that binds the Company or with which the Board has resolved to comply.

7	NUMBER OF SHARES IN RESPECT OF WHICH OPTIONS MAY BE GRANTED

7.1
The number of Shares which may be allocated under the Scheme (including this Sub-Plan) on any day shall not exceed one million and shall not, when added to the aggregate of the number of Shares which have been allocated in the previous 10 years under the Scheme and under any other Employees' Share Scheme adopted by the Company or any Subsidiary, exceed such number as represents 10 per cent. of the common share capital of the Company in issue immediately prior to that day.

7.2
In determining the above limits (i) any Shares issued or which may be issued to satisfy any Options granted by the trustees of any employee benefit trust established by the Company or any Subsidiary shall be regarded as Options to subscribe for Shares; and (ii) no account shall be taken of any Shares where the right to acquire such Shares was released or lapsed without being exercised.

7.3
References in this Rule to the “allocation” of Shares shall mean, in the case of any share option scheme, the placing of unissued shares under option and, in relation to other types of Employees' Share Scheme, shall mean the issue and allotment of shares.

7.4
References to the issue and allotment of Shares shall include the transfer of Shares from treasury, but only until such time as the guidelines issued by institutional investor bodies cease to provide that they need to be so included.

8	RIGHTS OF EXERCISE AND LAPSE OF OPTIONS

8.1	(a) Save as provided in Rules 8.2, 8.3 and 9 , an Option may not be exercised earlier than the Bonus Date under the relevant Savings Contract.

(b)    Save as provided in Rule 8.2 and subject to Rule 8.6, an Option shall not be exercisable later than six months after the Bonus Date under the relevant Savings Contract.
(c)    Save as provided in Rules 8.2, 8.3 and 9, an Option may only be exercised by a Participant whilst he is a director or employee of a Constituent Company or an Associated Company.
(d)    If, at the Bonus Date, a Participant holds an office or employment in a company which is not a Constituent Company but which is an Associated Company or a company over which the Company has Control, such Option may be exercised within six months of the Bonus Date.

8.2	Subject to Rule 8.6, an Option may be exercised by the personal representatives of a deceased Participant at any time:

(a)	within 12 months following the date of the Participant’s death, if such death occurs before the Bonus Date; or

(b)	within 12 months following the Bonus Date in the event of his death on or within six months after the Bonus Date.

8.3
Subject to Rules 8.1(b) and 8.6 an Option may be exercised by a Participant within six months following his ceasing to hold the office or employment by virtue of which he is eligible to participate in the Scheme by reason of:

(a)	injury, disability, redundancy within the meaning of Section 7 of the Redundancy Payments Act 1967 of Ireland, or retirement; or

(b)	his office or employment being in a company which ceases to be an Associated Company by reason of change of control within the meaning of Sections 450 and 451 of the Corporation Tax Act 2010; or

(c)	a relevant transfer within the meaning of TUPE; or

(d)
the transfer or sale of the undertaking or part-undertaking in which he is employed to a person who is neither an Associated Company nor a company under the Control of the Company where the transfer is not a relevant transfer within the meaning of TUPE; or

(e)
cessation of employment in circumstances other than those mentioned in 8.3(a) to 8.3(d) above, provided that the Option was granted to the Participant before the date which falls three years prior to the relevant date of cessation of employment.

8.4
An Option may not be exercised when exercise is prohibited by or in breach of the rules of the New York Stock Exchange, the Code for Securities Transactions or any other law or regulation with the force of law, including but not limited to the US Securities Laws.

8.5
No person shall be treated for the purposes of Rule 8.3 as ceasing to hold an office or employment by virtue of which that person is eligible to participate in the Scheme until that person ceases to hold any office or employment in the Company or any Associated Company.

8.6	An Option may not be exercised later than seven years from the Date of Grant.

8.7	Options shall lapse upon the occurrence of the earliest of the following events:

(a)	subject to 8.7(b) below, 6 months after the Bonus Date;

(b)
where the Participant dies before the Bonus Date, 12 months after the date of death, and where the Participant dies on or in the period of 6 months after the Bonus Date, 12 months after the Bonus Date;

(c)
the expiry of any of the 6 month periods specified in Rule 8.3(a) to 8.3(e) save that if at the time any such applicable periods expire time is running under the 12 month periods specified in Rule 8.2, the Option shall not lapse by reason of this sub Rule 8.7(c) until the expiry of the relevant 12 month period in Rule 8.2;

(d)
subject to Rule 8.7(b) above, the expiry of any of the periods specified in Rules 9.1, 9.3, 9.4 and 9.5 save where an Option is released in consideration of the grant of a New Option (during one of the periods specified in Rules 9.1, 9.3, 9.4 or 9.5) pursuant to Rule 9.9;

(e)	the Participant ceasing to hold an office or employment with the Company or any Associated Company in any circumstances other than:

(i)	where the cessation of office or employment arises on any of the grounds specified in Rules 8.2 or 8.3; or

(ii)
where the cessation of office or employment arises on any ground whatsoever during any of the periods specified in Rule 9 save where an Option is released in consideration of the grant of a New Option (during one of the periods specified in Rules 9.1, 9.3, 9.4 or 9.5 pursuant to Rule 9.9);

(f)	the passing of an effective resolution, or the making of an order by the Court, for the winding-up of the Company;

(g)
the Participant being deprived of the legal or beneficial ownership of the Option by operation of law, or doing anything or omitting to do anything which causes him to be so deprived or declared bankrupt;

(h)
where before an Option has become capable of being exercised, the Participant gives notice that he intends to stop paying Monthly Contributions, or is deemed under the terms of the Savings Contract to have given such notice, or makes an application for repayment of the Monthly Contributions; or

(i)	the expiry of seven years from the Date of Grant.

9	TAKEOVER, RECONSTRUCTIONS AND WINDING UP

9.1	Subject to Rule 9.3 below, if any person obtains Control of the Company as a result of making, either:

(a)
a general offer to acquire the whole of the issued common share capital of the Company (other than any share capital already held by the person making the offer or any person connected with that person) which is made on a condition such that if it is satisfied the person making the offer will have Control of the Company; or

(b)
a general offer to acquire all the shares in the Company which are of the same class as the Shares (except for any shares already held by the person making the offer or a person connected with that person), an Option may be exercised within six months of the time when the person making the offer has obtained Control of the Company and any condition subject to which the offer is made has been satisfied.

9.2	For the purpose of this Rule 9, a person shall be treated as obtaining Control of the Company if that person and others acting in concert with that person have together obtained Control of it.

9.3
If any person becomes bound or entitled to acquire Shares under Chapter 3 of Part 28 of the UK Companies Act 2006 (or, solely to the extent permissible under Schedule 3 to ITEPA, any equivalent provisions of the Companies Act 1981 of Bermuda) an Option may be exercised during the period in which such person is and remains so bound or entitled.

9.4
If it is proposed that the court sanctions under section 899 of the Companies Act 2006 (Court sanction for compromise or arrangement) (or, solely to the extent permissible under Schedule 3 to ITEPA, any equivalent provisions of the Companies Act 1981 of Bermuda) a compromise or arrangement applicable to or affecting:

(a)	all of the ordinary share capital of the Company or all of the shares of the same class as the Shares to which the Option relates; or

(b)
all of the shares, or all of the shares of that same class, which are held by a class of shareholders identified otherwise than by reference to their employment or directorships or their participation in the Scheme or any other Schedule 3 SAYE, or if the Company passes a resolution for the voluntary winding up of the Company, the Company shall give notice thereof to all Participants and the Participant may then exercise the Option within six months from the date on which the court sanctions such compromise or arrangement, or such resolution for voluntary winding up is passed, and thereafter the Option shall lapse. In the case of any circumstance falling within paragraphs (a) or (b) of Rule 9.4, after exercising the Option the Participant shall transfer or otherwise deal with the Shares issued to him so as to place him in the same position (so far as possible) as would have been the case if such shares had been subject to such compromise or arrangement.

9.5	If shareholders of the Company become bound by a non-UK reorganisation arrangement (as defined in Paragraph 47A of Schedule 3 to ITEPA) that is applicable to or affects:

(a)	all the ordinary share capital of the Company or all the shares of the same class as the Shares; or

(b)
all the shares, or all the shares of that same class, which are held by a class of shareholders identified otherwise than by reference to their employments or directorships or their participation in the Scheme or this Sub-Plan or any other Schedule 3 SAYE, an Option may be exercised during the period of six months from the date on which the shareholders became so bound.

9.6
If, as a result of the occurrence of a change of Control in the circumstances set out in Rule 9.1, or as a result of any change of Control which arises as a result of any of the circumstances set out in Rules 9.3, 9.4 (other than a resolution for a voluntary winding up of the Company) or 9.5, Shares will no longer satisfy the requirements of Part 4 of Schedule 3 to ITEPA, Options may be exercised within the period of 20 days following the change of Control.

9.7
If the Board reasonably expects that any of the events set out in Rules 9.1, 9.3, 9.4 or 9.5 will occur, the Board may make arrangements permitting Options to be exercised during a period of 20 days ending with the occurrence of such event. If an Option is exercised under this Rule 9.7, it will be treated as having been exercised in accordance with Rule 9.1, 9.3, 9.4 or 9.5 (as applicable).

9.8
If the Board makes arrangements for the exercise of Options under Rule 9.7, if the relevant event as set out in Rule 9.1, 9.3, 9.4 or 9.5 (as applicable) does not occur within 20 days of the purported exercise, the Options shall be treated as not having been exercised, and the purported exercise shall be treated as having had no effect.

9.9
If Options become exercisable pursuant to Rules 9.1 or 9.3 above, or any person obtains control of the Company pursuant to 9.4 or 9.5 above, any Participant may at any time within the Appropriate Period, by agreement with the acquiring company, release any Option which has not lapsed (the “Old Option”) in consideration of the grant to him of an Option (the “New Option”) which (for the purposes of Paragraph 39 of Schedule 3 to ITEPA) is equivalent to the Old Option but relates to shares in a different company (whether the company which has obtained Control of the Company itself or some other company falling within Paragraph 18(b) or (c) of Schedule 3 to ITEPA).

9.10
The New Option shall not be regarded for the purposes of Rule 9.9 as equivalent to the Old Option unless the conditions set out in Paragraph 39(4) of Schedule 3 to ITEPA are satisfied. Where the provisions of Rule 9.9 apply the provisions of the Sub-Plan shall for this purpose be construed as if:

(a)	the New Option were an option granted under the Scheme at the same time as the Old Option;

(b)
except for the purpose of the definition of “Constituent Company” in Rule 1, the reference to Signet Jewelers Limited in the definition of “the Company” in Rule 1 were a reference to the different company mentioned in Rule 9.9; and

(c)	references to the Shares were references to the shares subject to the New Options.

9.11	The acquiring company must issue (or procure the issue of) an option certificate for each New Option as soon as reasonably practicable.

10	MANNER OF EXERCISE

10.1
An Option may only be exercised during the periods specified in Rules 8 and 9, and only with monies not exceeding the amount of repayments (including any interest and Relevant Bonus) made under the Savings Contract as at the date of such exercise, and that are, or are derived from, such repayments. For this purpose, no account shall be taken of such part (if any) of the repayment of any Monthly Contribution, the due date for the payment of which under the Savings Contract arises after the date of the repayment.

10.2	Exercise shall be by the delivery to the Company Secretary as agent for the Grantor (or its duly appointed agent), of:

(a)
a duly completed notice of exercise (in the form prescribed by the Board) and signed by the Participant (or the Participant’s duly authorised agent), which sets out the number of Shares over which the Participant wishes to exercise the Option; and

(b)
either: (i) any remittance for the Exercise Price payable to the Company (being comprised solely of monies referred to in Rule 10.1); or (ii) authority to the Company authorising it to withdraw and apply monies from the Savings Contract to acquire the Shares over which the Option is to be exercised on behalf of the relevant Participant.

10.3
The effective date of exercise shall be the date of delivery of the notice of exercise together with any remittance or authority referred to in Rule 10.2. For the purposes of this Sub-Plan a notice of exercise shall be deemed to be delivered when it is received by the Company.

10.4	Any exercise notice will be invalid to the extent that it is inconsistent with the Participant’s rights and obligations under these Rules and the relevant Options.

10.5	The Company may permit a Participant to correct any defect in an exercise notice, but is not obliged to do so. The date of any corrected exercise notice will be the date of the correction.

10.6
Shares transferred in satisfaction of the exercise of an Option must be transferred free of any lien, charge or other security interest, and with all rights attaching to them, other than any rights determined by reference to a date before the date of the transfer.

11	ISSUE OR TRANSFER OF SHARES

11.1
Subject to Rule 11.3, Shares to be issued pursuant to the exercise of an Option shall be allotted to the Participant (or his nominee) within 30 days following the date of effective exercise of the Option.

11.2
Subject to Rule 11.3, the Grantor shall procure the transfer of any Shares to be transferred to a Participant (or his nominee) pursuant to the exercise of an Option within 30 days following the date of effective exercise of the Option.

11.3	The allotment or transfer of any Shares under the Scheme shall be subject to obtaining any such approval or consent as is mentioned in Rule 6.7 above.

11.4
Shares issued pursuant to the Scheme shall rank pari passu in all respects with the Shares then in issue, except that they shall not rank for any rights attaching to Shares by reference to a record date preceding the date of allotment.

11.5	Shares transferred pursuant to the Scheme shall not be entitled to any rights attaching to Shares by reference to a record date preceding the date of transfer.

11.6
If and so long as the Shares are listed on the New York Stock Exchange or are admitted to trading on any stock exchange, stock market or other recognised exchange (the “Relevant Exchange”), the Company shall apply for any Shares issued pursuant to the Scheme to be admitted to listing on the Relevant Exchange, as soon as practicable after the allotment thereof.

11.7	Any requirements under this Rule 11 to issue, allot, transfer or procure the transfer of any Shares may be met by the transfer of Shares held as Treasury Shares.

12	ADJUSTMENTS

12.1
The number or description of Shares over which an Option is granted and/or the Option Price thereof (and where an Option has been exercised but no Shares have been allotted or transferred pursuant to such exercise, the number of Shares which may be so allotted or transferred and/or the price at which they may be acquired) may be adjusted in such manner as the Board shall determine following any capitalisation issue, any offer or invitation made by way of rights, subdivision, consolidation, reduction or other variation in the share capital of the Company (other than as consideration for an acquisition). Any adjustment made must secure that:

(a)
the total Market Value of the Shares which may be acquired by the exercise of the Option is immediately after the variation substantially the same as it was immediately before the variation or variations; and

(b)	the total price at which those Shares may be acquired is immediately after the variation substantially the same as it was immediately before the variation or variations, and that following any such variation the requirements of Schedule 3 to ITEPA continue to be met.

12.2
Apart from pursuant to this Rule 12.2, no adjustment under Rule 12.1 above may have the effect of reducing the Option Price to less than the nominal value of a Share. Where an Option subsists over both issued and unissued Shares any such adjustment may only be made if the reduction of the Option Price of Options over both issued and unissued Shares can be made to the same extent. Any adjustment made to the Option Price of Options over unissued Shares shall only be made if and to the extent that the Board shall be authorised to capitalise from the reserves of the Company a sum equal to the amount by which the nominal value of the Shares in respect of which the Option is exercisable exceeds the adjusted Exercise Price and to apply such sum in paying up such amount on such Shares so that on exercise of any Option in respect of which such a reduction shall have been made the Board shall capitalise such sum (if any) and apply the same in paying up such amount as aforesaid.

12.2
The Grantor may take such steps as it may consider necessary to notify Participants of any adjustment made under this Rule 12 and to call in, cancel, endorse, issue or reissue any option certificate consequent upon such adjustment.

13	ADMINISTRATION

13.1	Any notice or other communication under or in connection with the Scheme may be given:

(a)	by personal delivery;

(b)
by email to an appropriate email address (which, in the case of the Company, means corporatesecretary@jewels.com, and in the case of an Eligible Employee or a Participant, the email address notified by such Eligible Employee or Participant to the relevant scheme administrator), and where a notice or communication is given by email, it shall be deemed to have been received at 9am on the business day after sending;

(c)
if by the Company, by uploading to the electronic portal operated by or on behalf of the Company, and where a notice or communication is so given, it shall be deemed to have been received at 9am on the business day after being so uploaded; or

(d)
by sending the same by post, in the case of a company to its registered office and in the case of an individual to his last known address or, where he is a director or employee of a Constituent Company or an Associated Company, either to his last known address or to the address of the place of business at which he performs the whole or substantially the whole of the duties of his office or employment, and where a notice or other communication is given by first-class post, it shall be deemed to have been received 72 hours after it was put into the post properly addressed and stamped.

13.2	The Company may distribute to Participants copies of any notice or document normally sent by the Company to the holders of Shares.

13.3	If any option certificate shall be worn out, defaced or lost, it may be replaced on such evidence being provided as the Board may require

13.4
The Company shall at all times keep available for allotment unissued Shares at least sufficient to satisfy all Options under which Shares may be subscribed or the Grantor shall procure that sufficient Shares are available for transfer to satisfy all Options under which Shares may be acquired.

13.5	The decision of the Board in any dispute relating to an Option or the due exercise thereof or any other matter in respect of the Scheme shall be final and conclusive.

13.6
The costs of introducing and administering the Scheme shall be borne by the Company and any Constituent Companies , in such proportions as are decided by the Board (and in the absence of any such allocation, shall be borne by the Company).

13.7
Any expenses involved in any issue of Shares in the name of any Participant or his personal representative(s) or nominee(s) shall be payable by the Company and any expenses involved in the transfer of Shares into the name of any Participant or his personal representative(s) or nominee(s) shall be payable by the Grantor.

13.8
A Participant shall be responsible for (including for the making of personal returns and filings to the Revenue Commissioners and to the Department of Employment Affairs and Social Protection, each of Ireland (as appropriate) in respect of) and shall indemnify the Company, each Constituent Company and each Associated Company against any tax, universal social charge or social security liability relating to the grant to that Participant (including the subsequent vesting and exercise of) an Option.

14	ALTERATIONS

14.1
Subject to Rules 14.2 and 14.4, the Board may at any time (but only with the prior consent of the Trustees if there are subsisting Options which have been granted by the Trustees) alter or add to all or any of the provisions of the Sub-Plan in any respect, provided that the Board may not amend the Sub-Plan if the effect would be that the Scheme would no longer be a Schedule 3 SAYE.

14.2
Subject to Rule 14.3, and without prejudice to the provisions of Rules 9.9 and 9.10 (in respect of which, for the avoidance of doubt, no shareholder approval shall be required), no alteration or addition to the advantage of Participants or employees relating to eligibility, the limits on participation, the overall limits on the issue of Shares, the basis for determining a Participant's entitlement to Shares and the adjustment of Options may be made under Rule 14.1 without the prior approval by resolution of the members of the Company in general meeting.

14.3	Rule 14.2 shall not apply to:

(a)
any minor alteration or addition which is to benefit the administration of the Scheme, is necessary or desirable for the Scheme to comply with Schedule 3 to ITEPA or any other enactment or to take account of any change in legislation or to obtain or maintain favourable taxation, exchange control or regulatory treatment for the Company, or any Subsidiary of the Company or any Participant; or

(b)
for the avoidance of doubt, any amendment to the Sub-Plan (including, but not limited to, the amount of any Minimum Contribution or Maximum Contribution) which is necessary to ensure that no Eligible Employee or Participant has an entitlement to awards under this Sub-Plan greater than the maximum entitlement of an “Eligible Employee” (as defined in Rule 1.1 of the Scheme) under the Scheme in accordance with Rule 14.7(c) of the Scheme.

14.4	No alteration or addition shall be made under Rule 14.1 which would abrogate or adversely affect the subsisting rights of a Participant, unless it is made:

(a)
with the consent in writing of such number of Participants as hold Options to acquire 75 per cent. of the Shares which would be issued or transferred if all Options granted and subsisting to Participants were exercised; or

(b)
by a resolution at a meeting of Participants passed by not less than 75 per cent. of the Participants who attend and vote either in person or by proxy, and for the purposes of this Rule 14.4 the provisions of the bye-laws of the Company relating to shareholder meetings shall apply mutatis mutandis.

14.5	As soon as reasonably practicable after making any alteration or addition under Rule 14.1, the Board shall give written notice thereof to any Participant affected thereby.

14.6	No alteration shall be made to the Sub-Plan if following the alteration the Scheme would cease to be an Employees’ Share Scheme.

15	GENERAL

15.1
The Sub-Plan shall terminate on the date of termination of the Scheme or at any earlier time by the passing of a resolution by the Board or a resolution of the Company in general meeting. Termination of the Sub-Plan shall be without prejudice to the subsisting rights of Participants.

15.2
The Company and any Subsidiary of the Company may provide money to the trustee of any trust or any other person to enable them or him to acquire Shares to be held for the purposes of the Sub-Plan, or enter into any guarantee or indemnity for those purposes, to the extent permitted by law. In addition, the Company may require any Subsidiary to enter into such other agreement or agreements as it shall deem necessary to oblige such Subsidiary to reimburse the Company for any other amounts paid by the Company hereunder, directly or indirectly in respect of such Subsidiary's employees. Nothing in the Sub-Plan shall be deemed to give any employee of any Constituent Company any right to participate in the Scheme.

15.3
The rights and obligations of any individual under the terms of his office or employment with a Constituent Company or Associated Company shall not be affected by that individual’s participation in the Scheme or any right which that individual may have to participate therein, pursuant to this Sub-Plan or otherwise, and an individual who participates therein has no right to, and shall waive, all and any rights to compensation or damages (including for loss or potential loss which he or she may suffer by reason of being unable to acquire or retain Shares or any interest in the Company (or any equivalent or connected interest), unfair dismissal, wrongful dismissal, breach of contract or otherwise) in consequence of: (i) the termination of his office or employment with any such company; (ii) the transfer of ownership (or any part thereof) of any company or business; (iii) the lapse of any Option; (iv) any change to invitations made under the Plan, including any variation of their terms or timing or their complete suspension or termination; or (iv) any failure by the Board to (a) nominate an Eligible Company to be a Constituent Company, or (b) to make an invitation to apply for an Option to any person who is not at the relevant time an Eligible Employee where it is in the Board’s discretion to do so; and in each case for any reason whatsoever, whether lawfully or otherwise, insofar as those rights arise or may arise from his ceasing to have rights under or be entitled to exercise any Option under the Scheme as a result of such termination or transfer, or from the loss or diminution in value of such rights or entitlements, or such lapse of an Option, change to the basis on which invitations are issued, or any such failure by the Board, including by reason of the operation of the terms of the Scheme or this Sub-Plan or the provisions of any statute or law relating to taxation.

15.4
Benefits under the Scheme shall not form part of a Participant's remuneration for any purpose and shall not be pensionable and shall not give a Participant any rights or additional rights in respect of any pension scheme operated by a Constituent Company or Associated Company.

15.5
A person who is not a party to the Option shall not have any rights under or in connection with it as a result of the Contracts (Rights of Third Parties) Act 1999 except where such rights arise under any provision of the Plan for any employer or former employer of the Participant which is not a party. This Rule 15.5 does not affect any right or remedy of a third party which exists, or is available, apart from that Act.

15.6
The Scheme (including this Sub-Plan) and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the laws of England and Wales.

15.7
Each party irrevocably agrees that the courts of England and Wales shall have exclusive jurisdiction to settle any dispute or claim arising out of or in connection with the Scheme (including this Sub-Plan) or its subject matter or formation (including non-contractual disputes or claims).

15.8
Each party irrevocably consents to any process in any legal action or proceeding under Rule 15.7 above being served on it in accordance with the provisions of the this Sub-Plan relating to service of notices. Nothing contained in the Scheme (including this Sub-Plan) shall affect the right to serve process in any other manner permitted by law.

Appendix C

Signet Jewelers Limited
Employee Share Purchase Plan
for U.S. Employees

1.
Purpose. Signet Jewelers Limited, an exempted company registered in Bermuda, hereby establishes this Employee Share Purchase Plan (the “Plan”). The Plan is intended to provide eligible employees of the Company and Participating Subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase of Common Shares. The Company intends that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code and a non-compensatory employee share purchase plan under ASC 718, and the Plan shall be interpreted in a manner that is consistent with such intent.

2.	Definitions.
“Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the General Rules and Regulations under the Exchange Act.
“Board” means the Board of Directors of the Company.
“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.
“Committee” means (i) the Compensation Committee of the Board or a subcommittee of the Compensation Committee of the Board, (ii) such other committee designated by the Board to administer this Plan or (iii) the Board, as determined by the Board.
“Common Share” means a common share of the Company, par value $0.18 per share.
“Company” means Signet Jewelers Limited, registered in Bermuda no. 42069 and any successor thereto.
“Compensation” means base salary, wages, overtime and cash incentive compensation paid to an Eligible Employee by the Company or a Participating Subsidiary as compensation for services to the Company or the Participating Subsidiary, before deduction for any salary deferral contributions made by the Eligible Employee to any tax-qualified or nonqualified deferred compensation plan.
“Change of Control” means the occurrence of any of the following events:

(a)
Any Person becomes the Beneficial Owner, directly or indirectly, of more than fifty percent (50%) of the combined voting power of the then outstanding voting shares of the Company entitled to vote generally in the election of its directors (the “Outstanding Company Voting Securities”) including by way of merger, amalgamation, consolidation or otherwise; provided, however, that for purposes of this definition, the following acquisitions shall not be taken into account in determining whether a Change of Control has occurred: (i) any acquisition of voting shares of the Company directly from the Company or (ii) any acquisition by the Company or any of its Subsidiaries of Outstanding Company Voting Securities, including an acquisition by any employee benefit plan or related trust sponsored or maintained by the Company, or any of its Subsidiaries;

(b)
The following individuals (the “Incumbent Directors”) cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on the Effective Date, constitute the Board and any new director whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least a majority of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended (other than such new director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent or proxy solicitation, relating to the election of directors of the Company by or on behalf of a Person other than the Board);

(c)
Consummation of a reorganization, merger, amalgamation or consolidation involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, following such Business Combination: (i) individuals and entities that were the Beneficial Owners of Outstanding Company Voting Securities immediately prior to such Business Combination are the Beneficial Owners, directly or indirectly, of more than fifty percent (50%) of the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors (or election of members of a comparable governing body) of the entity resulting from the Business Combination (including, without limitation, an entity which as a result of such transaction owns all or substantially all of the voting power of the outstanding voting securities entitled to vote generally in the election of directors or all or substantially all of the Company’s assets either directly or through one or more Subsidiaries) (the “Successor Entity”) in substantially the same proportions as their ownership immediately prior to such Business Combination and (ii) at least a majority of the members of the board of directors (or comparable governing body) of the Successor Entity immediately following the Business Combination were Incumbent Directors (including persons deemed to be Incumbent Directors) at the time of the execution of the initial agreement providing for such Business Combination.
Notwithstanding the foregoing, solely for purposes of determining the timing of payment or timing of distribution for purposes of an Award that constitutes “nonqualified deferred compensation” within the meaning of Section 409A, a Change of Control shall not be deemed to have occurred unless the events that have occurred will also constitute a “change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation,” of the Company under Section 409A, or any successor provision.
“Designated Broker” means the financial services firm or other agent designated by the Company to maintain ESPP Share Accounts on behalf of Participants who have purchased Common Shares under the Plan.
“Effective Date” means the date as of which this Plan is adopted by the Board, subject to the Plan obtaining shareholder approval in accordance with Section 18.11 hereof.
“Employee” means any person who renders services to the Company or a Participating Subsidiary as an employee pursuant to an employment relationship with such employer in accordance with Section 421 of the Code and the Treasury Regulations thereunder.
“Eligible Employee” means any Employee who has been continuously employed by the Company or a Participating Subsidiary for at least six (6) months as of September 1st prior to the beginning of an Offering Period. Notwithstanding the foregoing, the Committee may exclude from participation in the Plan or any Offering, Employees who are "highly compensated employees" of the Company or a Participating Subsidiary (within the meaning of Section 414(q) of the Code) or a sub-set of such highly compensated employees.
“Enrollment Election” means an electronic election pursuant to which an Eligible Employee may elect to enroll in the Plan, to authorize a new level of payroll deductions, or to stop payroll deductions and withdraw from an Offering Period.
“ESPP Share Account” means an account in which Common Shares purchased with accumulated payroll deductions at the end of an Offering Period is held on behalf of a Participant.
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time.
“Fair Market Value” means the closing price as reported on the New York Stock Exchange or other recognized stock exchange or established over-the-counter trading systems on which the Common Shares are listed on such date, or if the Common Shares were not traded on such date, then on the first trading day immediately preceding such date, as reported by such responsible reporting service as the Committee may select.
“Offering Date” means the first trading day of each Offering Period as designated by the Committee.
“Offering or Offering Period” means a period of twelve (12) months beginning on the first (1st) business day of the second payroll period in the month of October of each year during the term of the Plan; provided, that, pursuant to Section 5, the Committee may change the duration of future Offering Periods (subject to a maximum Offering Period of twenty-seven (27) months) and/or the start and end dates of future Offering Periods.
“Participant” means an Eligible Employee who is actively participating in the Plan.
“Participating Subsidiary” means a Subsidiary that has been designated as eligible to participate in the Plan by the Committee from time to time in its sole discretion.
“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.
“Plan” means this Signet Jewelers Limited Employee Share Purchase Plan, as set forth herein, and as amended from time to time.
“Purchase Date” means the last trading day of each Offering Period.
“Purchase Price” means an amount equal to ninety-five percent (95%) (or such greater percentage as designated by the Committee) of the Fair Market Value of a Common Share on the Purchase Date; provided, that, the Purchase Price per Common Share will in no event be less than the par value of the Common Share.
“Securities Act” means the Securities Act of 1933, as amended, from time to time.
“Subsidiary” means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Company or any other affiliate of the Company that is so designated, from time to time, by the Committee, during the period of such affiliated status. In all cases, the determination of whether an entity is a Subsidiary shall be made in accordance with Section 424(f) of the Code.

3.
Administration. The Plan shall be administered by the Committee which shall have the authority to construe and interpret the Plan, prescribe, amend and rescind rules relating to the Plan's administration and take any other actions necessary or desirable for the administration of the Plan including, without limitation, delegating administration to a third party share plan administrator or adopting sub-plans applicable to particular Participating Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Code. The Committee may correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the Plan. The decisions of the Committee shall be final and binding on all persons. All expenses of administering the Plan shall be borne by the Company.

4.
Eligibility. Unless otherwise determined by the Committee in a manner that is consistent with Section 423 of the Code and ASC 718, any individual who is an Eligible Employee as of the first day of the enrollment period designated by the Committee for a particular Offering Period shall be eligible to participate in such Offering Period, subject to the requirements of Section 423 of the Code.

Notwithstanding any provision of the Plan to the contrary, no Eligible Employee shall be granted an option under the Plan if (i) immediately after the grant of the option, such Eligible Employee (or any other person whose shares would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own shares of the Company and/or hold outstanding options to purchase shares, in the aggregate, possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or any Subsidiary or (ii) such option would permit his or her rights to purchase shares under all employee share purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such shares (determined at the time the option is granted) for each calendar year in which such option is outstanding at any time, pursuant to the requirements of Section 423(b)(8) of the Code. When applying the foregoing limitation, in accordance with Section 423 of the Code and the Treasury Regulations thereunder, (1) the right to purchase Common Shares under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year, (2) the right to purchase Common Shares under an option accrues at the rate provided in the option, but in no case may such rate exceed $25,000 in Fair Market Value of such Common Shares (determined at the time such option is granted) for any one calendar year, and (3) a right to purchase Common Shares which has accrued under one option granted pursuant to the Plan may not be carried over to any other option to purchase Common Shares.

5.
Offering Periods. The Plan shall be implemented by a series of Offering Periods. The Committee shall have the authority to change the duration, frequency, start and end dates of future Offering Periods (up to a maximum Offering Period of 27 months).

6.	Participation.

6.1
Enrollment; Payroll Deductions. An Eligible Employee may elect to participate in the Plan by properly completing an Enrollment Election in accordance with the enrollment procedures established by the Committee. Participation in the Plan is entirely voluntary. By completing an Enrollment Election, the Eligible Employee authorizes payroll deductions from his or her paycheck in an amount equal to at least $10.00, but not more than $913.46 of his or her Compensation each pay day occurring during an Offering Period (or such other maximum percentage as the Committee may establish from time to time before an Offering Period begins), up to $23,750 per Offering Period. Payroll deductions shall commence on the first payroll date following the Offering Date and end on the last payroll date on or before the Purchase Date. The Company shall maintain records of all payroll deductions but shall have no obligation to pay interest on payroll deductions or to hold such amounts in a trust or in any segregated account. Unless expressly permitted by the Committee in writing, a Participant may not make any separate contributions or payments to the Plan.

6.2
Election Changes. During an Offering Period, a Participant may not change the rate of his or her payroll deductions applicable to such Offering Period. A Participant may decrease or increase his or her rate of payroll deductions for future Offering Periods by completing a new Enrollment Election authorizing the new rate of payroll deductions during the next enrollment period. However, a Participant may withdraw from the Plan in accordance with Section 9.

6.3
Automatic Re-enrollment. The deduction rate selected in the Enrollment Election shall remain in effect for subsequent Offering Periods unless the Participant (a) completes a new Enrollment Election authorizing a new level of payroll deductions in accordance with Section 6.2, (b) withdraws from the Plan in accordance with Section 9, or (c) terminates employment or otherwise becomes ineligible to participate in the Plan.

6.4
Grant of Option. On each Offering Date, each Participant in the applicable Offering Period shall be granted an option to purchase, on the Purchase Date, a number of Common Shares determined by dividing the Participant's accumulated payroll deductions by the applicable Purchase Price. Any amount remaining in the Participant’s notional account as of the Purchase Date in excess of the amount that may be applied to purchase Common Shares as a result of the limitations set forth herein (or as designated by the administrator of the Plan) shall be carried over to the next Offering Period. If the Participant does not participate in the next Offering Period, any such remaining amount shall be returned to the Participant.

7.
Exercise of Option/Purchase of Shares. A Participant's option to purchase Common Shares will be exercised automatically on the Purchase Date of each Offering Period. The Participant's accumulated payroll deductions will be used to purchase the maximum number of whole shares that can be purchased with the amounts in the Participant's notional account. If and to the extent provided by the Committee, for so long as such Common Shares are maintained in ESPP Share Accounts, all dividends paid with respect to such Common Shares shall be paid to the Participant in cash. No fractional Common Shares may be purchased, but notional fractional Common Shares will be allocated to the Participant’s ESPP Shares Account to be aggregated with other notional fractional Common Shares on future purchase dates, subject to earlier withdrawal by the Participant in accordance with Section 9 or termination of employment in accordance with Section 10.

8.
Transfer of Shares. As soon as reasonably practicable after each Purchase Date, the Company will arrange for the delivery to each Participant of the Common Shares purchased upon exercise of his or her option. The Committee may permit or require that the shares be deposited directly into an ESPP Share Account established in the name of the Participant with a Designated Broker. Participants will not have any voting, dividend or other rights of a shareholder with respect to the Common Shares subject to any option granted hereunder until such shares have been delivered pursuant to this Section 8.

9.	Withdrawal.

9.1
Withdrawal Procedure. A Participant may withdraw from an Offering by completing a revised Enrollment Election indicating his or her election to withdraw at least fourteen (14) calendar days before the end of the Offering Period. The accumulated payroll deductions held on behalf of a Participant in his or her notional account (that have not been used to purchase Common Shares), shall be paid to the Participant promptly following receipt of the Participant's Enrollment Election indicating his or her election to withdraw and the Participant's option shall be automatically terminated. If a Participant withdraws from an Offering Period, no payroll deductions will be made during any succeeding Offering Period, unless the Participant re-enrolls in accordance with Section 6.1 of the Plan.

9.2
Effect on Succeeding Offering Periods. A Participant's election to withdraw from an Offering Period will not have any effect upon his or her eligibility to participate in succeeding Offering Periods that commence following the completion of the Offering Period from which the Participant withdraws.

10.
Termination of Employment; Change in Employment Status. Upon termination of a Participant's employment for any reason, including death, disability or retirement, or a change in the Participant's employment status following which the Participant is no longer an Eligible Employee, which in either case occurs before the Purchase Date, the Participant will be deemed to have withdrawn from the Plan and the payroll deductions in the Participant's notional account (that have not been used to purchase Common Shares), shall be returned to the Participant, or in the case of the Participant's death, to the person(s) entitled to such amounts under Section 16, and the Participant's option shall be automatically terminated.

11.	Interest. No interest shall accrue on or be payable with respect to the payroll deductions of a Participant in the Plan.

12.	Shares Reserved for Plan.

12.1	Number of Shares. Subject to adjustments as described below, a total of 1,250,000 Common Shares have been reserved for issuance under the Plan.

12.2
Over-subscribed Offerings. The number of Common Shares which a Participant may purchase in an Offering under the Plan may be reduced if the Offering is over-subscribed. No option granted under the Plan shall permit a Participant to purchase Common Shares which, if added together with the total number of Common Shares purchased by all other Participants in such Offering would exceed the total number of Common Shares remaining available under the Plan. If the Committee determines that, on a particular Purchase Date, the number of Common Shares with respect to which options are to be exercised exceeds the number of Common Shares then available under the Plan, the Company shall make a pro rata allocation of the Common Shares remaining available for purchase in as uniform a manner as practicable and as the Committee determines to be equitable.

13.
Transferability. No payroll deductions credited to a Participant, nor any rights with respect to the exercise of an option or any rights to receive Common Shares hereunder may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 16 hereof) by the Participant. Any attempt to assign, transfer, pledge or otherwise dispose of such rights or amounts shall be without effect.

14.
Application of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose to the extent permitted by applicable law, and the Company shall not be required to segregate such payroll deductions or contributions.

15.
Statements. Participants will have access to statements at least annually which shall set forth the contributions made by the Participant to the Plan, the Purchase Price of any Common Shares purchased with accumulated funds, the number of Common Shares purchased, and any payroll deduction amounts remaining in the Participant's notional account.

16.
Designation of Beneficiary. A Participant may submit a designation of beneficiary who is to receive any Common Shares, if any, from the Participant's ESPP Share Account under the Plan in the event of such Participant's death. In the event that no such designation is submitted, the Common Shares shall be distributed to the Participant’s estate. Any option granted hereunder is exercisable only by the Participant during the Participant’s lifetime. In the event of the Participant's death prior to the Purchase Date of an Offering Period, any cash withheld through payroll deductions and credited to the Participant's notional account and any cash amounts in respect of notional fractional Common Shares credited to the Participant’s ESPP Share Account shall be refunded to the Participant’s estate through payroll.

17.	Adjustments.

17.1
Adjustments. In the event of any corporate event or transaction involving the Company, a Subsidiary and/or an affiliate (including, but not limited to, a change in the Common Shares of the Company or the capitalization of the Company) such as a merger, amalgamation, consolidation, reorganization, recapitalization, reclassification, separation, share dividend, extraordinary cash dividend, share split, reverse share split, split up, spin-off, combination of Common Shares, exchange of Common Shares, dividend in kind, amalgamation, or other like change in capital structure (other than normal cash dividends to shareholders of the Company), or any similar corporate event or transaction, the Committee shall, in the manner and to the extent it considers appropriate and equitable to Participants and consistent with the terms of the Plan, cause an adjustment to be made to (i) the maximum number and kind of Shares that may be delivered under the Plan, (ii) the Purchase Price per share, (iii) the number of Common Shares covered by each outstanding option under the Plan and (iv) the numerical limits of Section 6.4 and Section 12.

17.2
Change of Control. In the event of a Change of Control, the Committee shall have the power and discretion to (i) continue the Offering Period in effect on the date of such Change of Control, (ii) shorten the Offering Period then in progress by setting a “New Purchase Date” which shall be before the date of the Company’s proposed Change of Control, (iii) substitute Common Shares available under the Plan with shares of common stock of the surviving company or its parent, or (iv) terminate the Plan and return any payroll deductions in the Participant's notional account (that have not been used to purchase Common Shares) to the Participant. In the event of prong (ii), the Committee shall notify each Participant in writing, at least ten (10) trading days prior to the New Purchase Date, that the Purchase Date for the Participant’s purchase right has been changed to the New Purchase Date and that Common Shares shall be purchased automatically on the New Purchase Date, unless prior to such date the Participant has withdrawn from the Offering Period as described in Section 9 above, although only five (5) days’ notice of withdrawal will be required.

18.	General Provisions.

18.1
Equal Rights and Privileges. Notwithstanding any provision of the Plan to the contrary and in accordance with Section 423 of the Code and ASC 718, all Eligible Employees who are granted options under the Plan shall have the same rights and privileges.

18.2	No Right to Continued Service. Neither the Plan nor any compensation paid hereunder will confer on any Participant the right to continue as an Employee or in any other capacity.

18.3
Rights as Shareholder. A Participant will become a shareholder with respect to the Common Shares that are purchased pursuant to options granted under the Plan when the shares are transferred to the Participant or the Participant's ESPP Share Account. A Participant will have no rights as a shareholder with respect to Common Shares for which an election to participate in an Offering Period has been made until such Participant becomes a shareholder as provided above.

18.4	Successors and Assigns. The Plan shall be binding on the Company and Participants and their respective successors and assigns.

18.5	Entire Plan. This Plan constitutes the entire plan with respect to the subject matter hereof and supersedes all prior plans with respect to the subject matter hereof.

18.6
Compliance with Law. The obligations of the Company with respect to payments under the Plan are subject to compliance with all applicable laws and regulations. Common Shares shall not be issued with respect to an option granted under the Plan unless the exercise of such option and the issuance and delivery of the Common Shares pursuant thereto shall comply with all applicable provisions of law, including, without limitation, the Securities Act, the Exchange Act, and the requirements of any stock exchange or trading system upon which the shares may then be listed.

18.7
Notice of Disqualifying Dispositions. Each Participant shall give the Company prompt written notice of any disposition or other transfer of Common Shares acquired pursuant to the exercise of an option acquired under the Plan, if such disposition or transfer is made within two years after the Offering Date or within one year after the Purchase Date.

18.8	Term of Plan. The Plan shall become effective on the Effective Date and, unless terminated earlier pursuant to Section 18.9, shall have a term of ten (10) years.

18.9
Amendment or Termination. The Committee may, in its sole discretion, amend, suspend or terminate the Plan at any time and for any reason. If the Plan is terminated, the Committee may elect to terminate all outstanding Offering Periods either immediately or once Common Shares have been purchased on the next Purchase Date (which may, in the discretion of the Committee, be accelerated), subject to any adjustment in accordance with Section 17. If the Plan is terminated, immediately following the termination of the Offering Period or the final Purchase Date, as applicable, all amounts that have not been used to purchase Common Shares will be returned to Participants (without interest, except as otherwise required by law) as soon as administratively practicable.

18.10
Applicable Law. The Plan and all rights hereunder shall be governed by the laws of the State of Ohio, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Any action to enforce any of the provisions of the Plan shall be brought in a court in the State of Ohio located in Summit County or, if subject matter jurisdiction exists, in the Eastern Division of the U.S. District Court for the Northern District of Ohio. The Company and any Participant consent to the jurisdiction of such courts and to the service of process in any manner provided by applicable Ohio or federal law. Each party irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any such suit, action, or proceeding brought in such court and any claim that such suit, action, or proceeding brought in such court has been brought in an inconvenient forum and agrees that service of process in accordance with the foregoing sentences shall be deemed in every respect effective and valid personal service of process upon such party.

PARTICIPANT ACKNOWLEDGES THAT, BY ACCEPTING AN AWARD AGREEMENT UNDER THE PLAN, PARTICIPANT IS WAIVING ANY RIGHT THAT PARTICIPANT MAY HAVE TO A JURY TRIAL RELATED TO THIS PLAN OR ANY AWARD AGREEMENT THEREUNDER.

18.11
Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board. If the Plan is not approved by the shareholders of the Company during such period, the Plan shall be terminated and any payroll deductions accrued under the Plan (if any) shall be returned to Participants.

18.12
Section 423 and ASC 718. The Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code and a non-compensatory employee share purchase plan under ASC 718. Any provision of the Plan that is inconsistent with Section 423 of the Code or a non-compensatory plan under ASC 718 shall be reformed to comply with Section 423 of the Code and the applicable terms of ASC 718.

18.13
Withholding. The Company shall have the power and the right to deduct or withhold automatically from any amount deliverable under the Plan, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

18.14
Severability. If any provision of the Plan shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

18.15	Headings. The headings of sections herein are included solely for convenience and shall not affect the meaning of any of the provisions of the Plan.

ANNUAL MEETING OF SHAREHOLDERS OF

SIGNET JEWELERS

June 15, 2018

PROXY VOTING INSTRUCTIONS

INTERNET - Access **www.signetjewelers.com/shareholders** and follow the on-screen instructions or scan the QR code with your smartphone. Have this Proxy Card available when you access the web page, and use the Company Number and Account Number shown.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **+1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have this Proxy Card available when you call and use the Company Number and Account Number shown.

MAIL - Complete, sign, date and mail this Proxy Card in the envelope provided as soon as possible.

Enter your voting instructions as set out above up until 12:01 am Atlantic Time on June 15, 2018, which would be 11:01 pm Eastern Daylight Time on the day before the meeting.

IN PERSON - You may vote your shares in person by attending the Annual Meeting of Shareholders.

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided if you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE LISTED IN PROPOSAL 1 AND A VOTE "FOR" PROPOSALS 2, 3, 4, 5 & 6.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

SIGNET JEWELERS

June 15, 2018

Please sign, date and mail this proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE LISTED IN PROPOSAL 1 AND A VOTE "FOR" PROPOSALS 2, 3, 4, 5 & 6.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ____________ Date: ______ Signature of Shareholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

0

SIGNET JEWELERS LIMITED

Proxy for the Annual Meeting of Shareholders on June 15, 2018

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints H. Todd Stitzer and Mark Jenkins, or either of them, each with full power of substitution and power to act alone, as proxies to vote all the Common Shares which the undersigned would be entitled to vote if personally present and acting on all matters which may properly come before at the Annual Meeting of Shareholders of Signet Jewelers Limited, to be held at Hamilton Princess, 76 Pitts Bay Road, Hamilton, HM 08, Bermuda, on Friday, June 15, 2018, at 11:00 a.m. Atlantic Time, and at any adjournments or postponements thereof, as set forth on the reverse side.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE LISTED IN PROPOSAL 1 AND A VOTE "FOR" PROPOSALS 2, 3, 4, 5 & 6. THE PROXIES WILL VOTE AS THE BOARD OF DIRECTORS RECOMMENDS WHERE A CHOICE IS NOT SPECIFIED.

(Continued and to be signed on the reverse side.)

1.1

14475

SIGNET JEWELERS

To Be Held On:

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet and should not be regarded as a substitute for reading the proxy materials. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. Please make the request as instructed below on or before June 5, 2018 to facilitate timely delivery.

The materials listed below are avaiable at http://www.signetjewelers.com/shareholders

- Notice of Annual Meeting of Shareholders
- Proxy Statement
- Proxy Voting Instructions (Proxy Card)
- Annual Report to Shareholders for the fiscal year ended February 3, 2018

TO REQUEST MATERIAL:

TELEPHONE: 888-776-9962 or +1-718-921-8562 (for international callers)

E-MAIL: info@astfinancial.com

WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE:

ONLINE: To access your online Proxy Card, please visit www.signetjewelers.com/shareholders and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions up until 12:01 am Atlantic Time on June 15, 2018, which would be 11:01 pm Eastern Daylight Time on the day before the meeting.

IN PERSON: You may vote your shares in person by attending the Annual Meeting of Shareholders.

TELEPHONE: Call **1-800-PROXIES** (1-800-776-9437) or **+1-718-921-8562** (for international callers) from any touch-tone telephone to transmit your voting instructions up until 12:01 am Atlantic Time on June 15, 2018, which would be 11:01 pm Eastern Daylight Time on the day before the meeting. Have your Proxy Card available when you call and then follow the instructions.

MAIL: If you wish to vote by mail, you may request a Proxy Card by following the instructions above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE LISTED IN PROPOSAL 1 AND A VOTE "FOR" PROPOSALS 2, 3, 4, 5 & 6.

SIGNET JEWELERS

ANNUAL MEETING OF SHAREHOLDERS OF SIGNET JEWELERS

June 15, 2018

PROXY VOTING INSTRUCTIONS FOR UK & OTHER NON-US SHAREHOLDERS

INTERNET - Access www.signetjewelers.com/shareholders and follow the on-screen instructions. You will need your Investor Code shown below to register for the Capita Signal Shares Portal if you have not previously done so.

MAIL – Complete, sign, date and mail this Proxy Card in the envelope provided as soon as possible. The deadline for receipt is 12:01am Atlantic Time (4:01am British Summer Time) on June 15, 2018.

IN PERSON – You may vote your shares in person by attending the Annual Meeting of Shareholders.

↓ Please detach along perforated line and mail in the envelope provided if you are not voting via the Internet. ↓

Event Code: S559A78134 Investor Code: Barcode:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE LISTED IN PROPOSAL 1, AND A VOTE "FOR" PROPOSALS 2, 3, 4, 5 & 6. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SIGNET JEWELERS LIMITED

Proxy for the Annual Meeting of Shareholders on June 15, 2018

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints H. Todd Stitzer and Mark Jenkins, or either of them, each with full power of substitution and power to act alone, as proxies to vote all the Common Shares which the undersigned would be entitled to vote if personally present and acting on all matters which may properly come before at the Annual Meeting of Shareholders of Signet Jewelers Limited, to be held at Hamilton Princess, 76 Pitts Bay Road, Hamilton, HM 08, Bermuda, on Friday, June 15, 2018, at 11:00 a.m. Atlantic Time, and at any adjournments or postponements thereof, as set forth on the reverse side.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE LISTED IN PROPOSAL 1, AND A VOTE "FOR" PROPOSALS 2, 3, 4, 5 & 6. THE PROXIES WILL VOTE AS THE BOARD OF DIRECTORS RECOMMENDS WHERE A CHOICE IS NOT SPECIFIED.

(Continued and to be signed on the reverse side.)

UK & Other Non-US Shareholders

SIGNET JEWELERS

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet and should not be regarded as a substitute for reading the proxy materials. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. Please make the request as instructed below on or before June 3, 2018 to facilitate timely delivery.

The materials listed below are available at http://www.signetjewelers.com/shareholders.

TO REQUEST MATERIAL: **TELEPHONE: 0800 022 3367 or +44 371 664 0300 (from outside the United Kingdom)**
Calls to Freephone numbers will vary by provider. Calls from outside the United Kingdom will be charged at the applicable international rate. Lines are open between 09:00 - 17:30 British Summer Time, Monday to Friday excluding public holidays in England and Wales.
E-MAIL: enquiries@linkgroup.co.uk
WEBSITE: www.signalshares.com

TO VOTE: **ONLINE:** To access your online proxy card, please visit **www.signetjewelers.com/shareholders** and follow the on-screen instructions. You may enter your voting instructions up until June 15, 2018 at 12:01 a.m. Atlantic Time (4:01am British Summer Time), which is approximately 11 hours before the start of the meeting.
IN PERSON: You may vote your shares in person by attending the Annual Meeting of Shareholders.
MAIL: If you wish to vote by mail, you may request a proxy card by following the instructions above.

Investor Code:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE LISTED IN PROPOSAL 1, AND A VOTE "FOR" PROPOSALS 2, 3, 4, 5 & 6.